Exhibit 10.1

EXECUTION VERSION

$800,000,000 Revolving Credit Facility

$300,000,000 Term Loan Facility

FIRST AMENDMENT DATED AS OF MARCH 22, 2016

to

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 13, 2015,

by and among

OWENS CORNING and

certain of its Subsidiaries,

as Borrowers,

the Lenders referred to herein,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

a Swingline Lender and an Issuing Lender

and

BANK OF AMERICA, N.A.,

as a Co-Syndication Agent, a Swingline Lender

and an Issuing Lender

and

CITIBANK, N.A.,

as a Co-Syndication Agent and an Issuing Lender

and

BNP PARIBAS,

JPMORGAN CHASE BANK, N.A.,

and

THE BANK OF NOVA SCOTIA

each, as a Documentation Agent

WELLS FARGO SECURITIES, LLC,

MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED,

and

CITIGROUP GLOBAL MARKETS INC.

as Joint Lead Arrangers and Joint Bookrunners

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 22, 2016 and is by and among

(i) OWENS CORNING, a Delaware corporation (the “U.S. Borrower”);

(ii) the Lenders party to the Credit Agreement which are signatories hereto; and

(iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement, and when used herein each term defined in Annex I hereto has the same meaning herein as provided therein.

W I T N E S S E T H :

WHEREAS, the U.S. Borrower, certain Subsidiaries of the U.S. Borrower, the financial institutions party thereto (the “Existing Lenders”), and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of November 13, 2015 (the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, the U.S. Borrower has requested, and certain Existing Lenders are willing to make available to the U.S. Borrower, Incremental Term Loans, all on the terms and conditions set forth herein and pursuant to Section 4.14 of the Credit Agreement; and

WHEREAS, the financial institution which is not currently party to the Credit Agreement and which is identified as a new Lender on Exhibit A hereto (the “New Lender”), wishes to become a Lender under the Credit Agreement with the Term Loan Commitment set forth opposite its name on Exhibit A attached hereto.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) the Credit Agreement (excluding the existing Exhibits and Schedules thereto) is amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~strieken-text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Annex I attached hereto;

(b) a new Schedule 1.1(b) shall be inserted into the Credit Agreement in the form set forth on Exhibit A attached hereto;

(c) a new Exhibit A-3 shall be inserted into the Credit Agreement in the form set forth on Exhibit C attached hereto;

(d) Exhibit B to the Credit Agreement shall be amended and restated in the form set forth on Exhibit D attached hereto; and

(e) Exhibit E to the Credit Agreement shall be amended and restated in the form set forth on Exhibit E attached hereto.

2. New Lender. The parties hereto agree that, as of the Effective Date, the New Lender shall become a “Lender” under the Credit Agreement, as amended hereby, with all the rights and duties of a “Lender” thereunder and with a Term Loan Commitment in the amount set forth opposite its name on Exhibit A attached hereto.

3. Representations and Warranties. The U.S. Borrower hereby represents and warrants that:

(a) The representations and warranties contained in Article VI of the Credit Agreement (other than Section 6.5(e) of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this representation.

(b) Since December 31, 2015, nothing has occurred (singly or in the aggregate with all other occurrences) that has had, or could reasonably be expected to have, a Material Adverse Effect.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof.

4. Effectiveness. This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions:

(a) the execution and delivery hereof by the U.S. Borrower, the Administrative Agent, the Required Lenders (without regard to whether it has been executed and delivered by all the Lenders) and each Existing Lender and New Lender identified, in either case, as having a Term Loan Commitment on Exhibit A hereto;

(b) the execution and delivery by each of the Guarantors of an Affirmation of Amended and Restated Subsidiary Guaranty Agreement (the “Affirmation”) in the form of Exhibit B attached hereto;

(c) the Administrative Agent shall have received a certificate of the secretary or an assistant secretary of the U.S. Borrower certifying that (i) since November 13, 2015 there has been no change in its certificate of incorporation, or its bylaws and (ii) attached thereto is a true, correct and complete copy of (A) resolutions duly adopted by its board of directors authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and (B) a certificate as of a recent date of its good standing under the laws of its jurisdiction of organization;

(d) the U.S. Borrower shall have paid on the Effective Date (i) all separately agreed fees relating hereto and payable to the Administrative Agent and the Joint Lead Arrangers on the Effective Date; and (ii) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Effective Date and for which a detailed invoice has been delivered to the U.S. Borrower; and

(e) the delivery to the Administrative Agent of legal opinions of external and internal United States counsel to the U.S. Borrower in form and substance reasonably satisfactory to the Administrative Agent.

5. References; Effect. Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically amended hereby or by the Affirmation, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

6. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

7. Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

OWENS CORNING

By:	/s/ Raj B. Dave
Name:	Raj B. Dave
Title:	Assistant Secretary

By:	/s/ Brad Lazorka
Name:	Brad Lazorka
Title:	Treasurer

Signature Page to

First Amendment to Amended and Restated Credit Agreement

AGREED AND ACKNOWLEDGED:

DUTCH OC COOPERATIEF INVEST U.A., as European Borrower

By:	/s/ Jan Coerts
Name:	Jan Coerts
Title:	Director A

By:	/s/ Hubert Pierre Joseph Francois Fraiture
Name:	Hubert Pierre Joseph Francois Fraiture
Title:	Director B

OC CANADA FINANCE INC., as Canadian Borrower

By:	/s/ Raj B. Dave
Name:	Raj B. Dave
Title:	Secretary

Signature Page to

First Amendment to Amended and Restated Credit Agreement

AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mike Delaney
Name:	Mike Delaney
Title:	Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as an Issuing Lender and Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joshua A. Droppers
Name:	Joshua A. Droppers
Title:	Assistant Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Brad Jarman
Name:	Brad Jarman
Title:	Associate Director

By:	/s/ Kim Snyder
Name:	Kim Snyder
Title:	Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Chen Xu
Name:	Chen Xu
Title:	President, U.S.A. & CEO

Signature Page to

First Amendment to Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Andrey Rudnitsky
Name:	Andrey Rudnitsky
Title:	Assistant Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Elizabeth Tallmadge
Name:	Elizabeth Tallmadge
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson
Name:	Jeffrey S. Johnson
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory R. Duval
Name:	Gregory R. Duval
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Christopher C. Motley
Name:	Christopher C. Motley
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

HSBC BANK CANADA, as a Lender

By:	/s/ Joseph Millott
Name:	Joseph Millott
Title:	Assistant Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Credit Agreement

EXHIBIT A

Schedule 1.1(b)

Term Loan Commitments

Lender	Term Loan Commitment
Wells Fargo Bank, National Association	$35,000,000
Bank of America, N.A.	$35,000,000
Citibank, N.A.	$35,000,000
PNC Bank National Association	$27,500,000
The Bank of Nova Scotia	$27,500,000
Bank of China, New York Branch	$25,000,000
Branch Banking and Trust Company	$25,000,000
SunTrust Bank	$25,000,000
U.S. Bank National Association	$25,000,000
HSBC Bank USA, N.A.	$15,000,000
Fifth Third Bank	$15,000,000
HSBC Bank Canada*	$10,000,000

TOTAL	$300,000,000

*	means the Lender is a New Lender (as defined in the First Amendment).

EXHIBIT B

AFFIRMATION OF AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

March 22, 2016

Each of the undersigned acknowledges receipt of a copy of that certain First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Amended and Restated Credit Agreement dated as of November 13, 2015 (the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the Amended and Restated Subsidiary Guaranty Agreement and agrees that all references in the Guaranty Agreement to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Although the Subsidiary Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Subsidiary Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Subsidiary Guarantors of such matters in the future or to seek any Subsidiary Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

[signature page follows]

IN WITNESS WHEREOF, each Guarantor has caused this Affirmation of Amended and Restated Subsidiary Guaranty Agreement to be executed and delivered as of the date hereof.

CDC CORPORATION
ENGINEERED PIPE SYSTEMS, INC.
ERIC COMPANY
IPM INC.
OCCV1, INC.
OCCV2, LLC
OCV INTELLECTUAL CAPITAL, LLC
OWENS CORNING COMPOSITE MATERIALS, LLC
OWENS CORNING CONSTRUCTION SERVICES, LLC
OWENS CORNING FOAM INSULATION, LLC
OWENS CORNING FRANCHISING, LLC
OWENS CORNING HOMEXPERTS, INC.
OWENS CORNING HT, INC.
OWENS CORNING INSULATING SYSTEMS, LLC
OWENS CORNING INTELLECTUAL CAPITAL, LLC
OWENS CORNING ROOFING AND ASPHALT, LLC
OWENS CORNING SALES, LLC
OWENS CORNING SCIENCE AND TECHNOLOGY, LLC
OWENS CORNING U.S. HOLDINGS, LLC
OWENS-CORNING FUNDING CORPORATION
SOLTECH, INC.

By:
Name:
Title:	Authorized Officer for each of the above Guarantors

OC CANADA HOLDINGS GENERAL PARTNERSHIP
By OC Canada Holdings Company

By
Name:
Title:

Signature Page to

Affirmation of Amended and Restated Subsidiary Guaranty Agreement

EXHIBIT C

EXHIBIT A-3

to

Amended and Restated Credit Agreement

dated as of November 13, 2015

by and among

Owens Corning and

certain of its Subsidiaries,

as Borrowers,

the Lenders party thereto,

as Lenders,

and

Wells Fargo Bank, National Association,

as Administrative Agent

FORM OF TERM LOAN NOTE

$[ ]	, 20

FOR VALUE RECEIVED, the undersigned, OWENS CORNING, a Delaware corporation (the “U.S. Borrower”), promises to pay to the order of                      (the “Lender”), at the place and times provided in the Credit Agreement, the principal amount of the Term Loan made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of November 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the U.S. Borrower and certain of its Subsidiaries, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The unpaid principal amount of this Term Loan Note from time to time outstanding shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Term Loan Note shall be payable in lawful currency of the United States in immediately available funds to the account designated in the Credit Agreement.

This Term Loan Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the U.S. Borrower is permitted or required to make prepayments and repayments of principal of the Obligations evidenced by this Term Loan Note and on which such Obligations may be declared to be immediately due and payable.

THIS TERM LOAN NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS

A-3-1

LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

The U.S. Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Term Loan Note.

A-3-2

IN WITNESS WHEREOF, the undersigned has executed this Term Loan Note as of the day and year first above written.

OWENS CORNING

By:
Name:
Title:

A-3-3

EXHIBIT D

EXHIBIT B

to

Amended and Restated Credit Agreement

dated as of November 13, 2015

by and among

Owens Corning and

certain of its Subsidiaries,

as Borrowers,

the Lenders party thereto,

as Lenders,

and

Wells Fargo Bank, National Association,

as Administrative Agent

FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING

Dated as of:

Wells Fargo Bank, National Association,

  as Administrative Agent

NC0680

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Borrowing is delivered to you pursuant to Section [2.3][3.2-A] of the Amended and Restated Credit Agreement dated as of November 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Owens Corning, a Delaware corporation (the “U.S. Borrower”) and certain of its Subsidiaries, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.

1. The U.S. Borrower hereby requests [on behalf of the [Canadian Borrower] [European Borrower]] that the Lenders make [a Revolving Credit Loan][a Swingline Loan][the Term Loan] to the [Applicable Borrower][U.S. Borrower] in the aggregate principal amount of                      to be denominated in [Permitted Currency][Dollars]. (Complete with the applicable currency in which such Loan is denominated and the applicable amount in accordance with Section 2.3 or Section 3.2-A, as applicable, of the Credit Agreement.)

2. The U.S. Borrower hereby requests that such Loan be made on the following Business Day:                     . (Complete with a Business Day in accordance with Section 2.3 of the Credit Agreement for Revolving Credit Loans or Swingline Loans, and Section 3.2-A of the Credit Agreement for the Term Loan).

3. The U.S. Borrower hereby requests that such Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Component of Loan	Interest Rate	Interest Period (LIBOR Rate only)	Termination Date for Interest Period (if applicable)
[Base Rate or LIBOR Rate][1]

[1]	Complete with (i) the Base Rate or the LIBOR Rate for Revolving Credit Loans or Term Loans denominated in Dollars, (ii) LIBOR Rate for Alternative Currency Revolving Credit Loans or (iii) the [Base Rate] for Swingline Loans.

4. The aggregate Dollar Amount of the principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the Loan requested herein) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above.

OWENS CORNING

By:
Name:
Title:

EXHIBIT E

EXHIBIT E

to

Amended and Restated Credit Agreement

dated as of November 13, 2015

by and among

Owens Corning and

certain of its Subsidiaries,

as Borrowers,

the Lenders party thereto,

as Lenders,

and

Wells Fargo Bank, National Association,

as Administrative Agent

FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION

Dated as of:

Wells Fargo Bank, National Association,

  as Administrative Agent

NC0680

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 4.2 of the Amended and Restated Credit Agreement dated as of November 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Owens Corning, a Delaware corporation (the “U.S. Borrower”) and certain of its Subsidiaries, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.

1. The Loan to which this Notice relates is [a Revolving Credit Loan][the Term Loan].

2. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)

☐	Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan in Dollars.

(a)	The aggregate outstanding principal balance of such Loan is $ .

(b)	The principal amount of such Loan to be converted is $ .

(c)	The requested effective date of the conversion of such Loan is . (Complete with a Business Day.)

(d)	The requested Interest Period applicable to the converted Loan is .

☐	Converting a portion of LIBOR Rate Loan denominated in Dollars into a Base Rate Loan in Dollars.

(a)	The aggregate outstanding principal balance of such Loan is $ .

(b)	The last day of the current Interest Period for such Loan is .

(c)	The principal amount of such Loan to be converted is $ .

(d)	The requested effective date of the conversion of such Loan is . (Complete with a Business Day.)

☐	Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate Loan in the same Permitted Currency.

(a)	The aggregate outstanding principal balance of such Loan is . (Insert amount in the applicable Permitted Currency.)

(b)	The last day of the current Interest Period for such Loan is .

(c)	The principal amount of such Loan to be continued is . (Insert amount in the applicable Permitted Currency.)

(d)	The requested effective date of the continuation of such Loan is . (Complete with a Business Day.)

(e)	The requested Interest Period applicable to the continued Loan is .

3. The aggregate Dollar Amount of the principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

4. All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such conversion or continuation.

5. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above.

OWENS CORNING

By:
Name:
Title:

ANNEX I

AMENDED AND RESTATED CREDIT AGREEMENT

(see attached)

~~EXECUTION VERSION~~ANNEX I

Published CUSIP Number: 69074MAL1

Revolving Credit CUSIP Number: 69074MAM9

Term Loan CUSIP Number: 69074MAN7

$800,000,000 Revolving Credit Facility

$300,000,000 Term Loan Facility

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 13, 2015,

by and among

OWENS CORNING and

certain of its Subsidiaries,

as Borrowers,

the Lenders referred to herein,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

a Swingline Lender and an Issuing Lender

and

BANK OF AMERICA, N.A.,

as a Co-Syndication Agent, a Swingline Lender

and an Issuing Lender

and

CITIBANK, N.A.,

as a Co-Syndication Agent and an Issuing Lender

and

BNP PARIBAS,

JPMORGAN CHASE BANK, N.A.,

and

THE BANK OF NOVA SCOTIA

each, as a Documentation Agent

WELLS FARGO SECURITIES, LLC,

MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED,

and

CITIGROUP GLOBAL MARKETS INC.

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS		1

SECTION 1.1	Definitions	1
SECTION 1.2	Other Definitions and Provisions	~~31~~34
SECTION 1.3	Accounting Terms	~~31~~34
SECTION 1.4	Rounding	~~32~~35
SECTION 1.5	References to Agreement and Laws	~~32~~35
SECTION 1.6	Times of Day	~~33~~35
SECTION 1.7	Letter of Credit Amounts	~~33~~35
SECTION 1.8	References to Alternative Currencies	~~33~~36
SECTION 1.9	Appointment of U.S. Borrower as Agent	~~33~~36
SECTION 1.10	European Borrower	~~34~~36

ARTICLE II REVOLVING CREDIT FACILITY		~~34~~37

SECTION 2.1	Revolving Credit Loans	~~34~~37
SECTION 2.2	Swingline Loans	~~35~~37
SECTION 2.3	Procedure for Advances of Revolving Credit Loans and Swingline Loans	~~36~~39
SECTION 2.4	Repayment and Prepayment of Revolving Credit Loans and Swingline Loans	~~38~~40
SECTION 2.5	Permanent Reduction of the Revolving Credit Commitment	~~40~~43
SECTION 2.6	Termination of Revolving Credit Facility	~~41~~43

ARTICLE III LETTER OF CREDIT FACILITY		~~41~~44

SECTION 3.1	L/C Commitment	~~41~~44
SECTION 3.2	Procedure for Issuance of Letters of Credit	~~42~~44
SECTION 3.3	Commissions and Other Charges	~~42~~45
SECTION 3.4	L/C Participations	~~43~~46
SECTION 3.5	Reimbursement Obligations	~~44~~47
SECTION 3.6	Obligations Absolute	~~44~~47
SECTION 3.7	Effect of Letter of Credit Application	~~45~~48

ARTICLE III -A TERM LOAN FACILITY		48

SECTION 3.1-A	The Term Loan	48
SECTION 3.2-A	Procedure for Advance of the Term Loan	48
SECTION 3.3-A	Repayment of the Term Loan	49
SECTION 3.4-A	Optional Prepayment of the Term Loan	50
SECTION 3.5-A	Permanent Reduction of the Term Loan Commitment	50

ARTICLE IV GENERAL LOAN PROVISIONS		~~45~~51

SECTION 4.1	Interest	~~45~~51

i

SECTION 4.2	Notice and Manner of Conversion or Continuation of Loans	~~48~~54
SECTION 4.3	Fees	~~49~~55
SECTION 4.4	Manner of Payment	~~50~~56
SECTION 4.5	Evidence of Indebtedness	~~51~~57
SECTION 4.6	Adjustments	~~52~~58
SECTION 4.7	Obligations of Lenders	~~52~~58
SECTION 4.8	Changed Circumstances	~~53~~59
SECTION 4.9	Indemnity	~~55~~61
SECTION 4.10	Increased Costs	~~55~~61
SECTION 4.11	Regulatory Limitation; Further Assurances	~~58~~63
SECTION 4.12	Taxes	~~58~~63
SECTION 4.13	Mitigation Obligations; Replacement of Lenders	~~62~~68
SECTION 4.14	Incremental Loan Facilities	~~63~~69
SECTION 4.15	Defaulting Lenders	~~65~~71

ARTICLE V CONDITIONS OF EFFECTIVENESS AND BORROWING		~~68~~73

SECTION 5.1	Conditions to Effectiveness and Initial Extensions of Credit	~~68~~73
SECTION 5.2	Conditions to All Extensions of Credit	~~70~~76
SECTION 5.3	Conditions to Extension of the Term Loan	76

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES		~~71~~77

SECTION 6.1	Company Status	~~71~~78
SECTION 6.2	Power and Authority	~~71~~78
SECTION 6.3	No Violation	~~72~~78
SECTION 6.4	Approvals	~~72~~79
SECTION 6.5	Financial Statements; Financial Condition; Undisclosed Liabilities; Projections	~~72~~79
SECTION 6.6	Litigation	~~74~~80
SECTION 6.7	True and Complete Disclosure	~~74~~80
SECTION 6.8	Use of Proceeds; Margin Regulations	~~74~~81
SECTION 6.9	Tax Returns and Payments	~~74~~81
SECTION 6.10	Compliance with ERISA; Non-U.S. Plans	~~75~~81
SECTION 6.11	[Reserved]~~.~~	~~76~~82
SECTION 6.12	Subsidiaries	~~76~~82
SECTION 6.13	Compliance with Statutes, etc	~~76~~82
SECTION 6.14	Investment Company Act	~~76~~83
SECTION 6.15	Environmental Matters	~~76~~83
SECTION 6.16	Employment and Labor Relations	~~77~~83
SECTION 6.17	Intellectual Property, etc	~~77~~84
SECTION 6.18	Indebtedness	~~77~~84
SECTION 6.19	Compliance with Act on the Financial Supervision	~~78~~84
SECTION 6.20	Sanctions, Anti-Money Laundering and Anti-Corruption Laws	~~78~~84

SECTION 6.21	No Credit Party is an EEA Financial Institution.	85

ARTICLE VII AFFIRMATIVE COVENANTS		~~78~~85

SECTION 7.1	Information Covenants	~~78~~85
SECTION 7.2	Books, Records and Inspections; Annual Meetings	~~80~~87
SECTION 7.3	Maintenance of Property; Insurance	~~80~~87
SECTION 7.4	Existence; Franchises	~~81~~87
SECTION 7.5	Compliance with Statutes, etc	~~81~~87
SECTION 7.6	Compliance with Environmental Laws	~~81~~88
SECTION 7.7	ERISA Reporting Covenant; Employee Benefits Matters	~~81~~88
SECTION 7.8	End of Fiscal Years; Fiscal Quarters	~~82~~89
SECTION 7.9	Payment of Taxes	~~82~~89
SECTION 7.10	Use of Proceeds	~~82~~89
SECTION 7.11	Ratings	~~82~~89
SECTION 7.12	Additional Subsidiary Guarantors	~~83~~89
SECTION 7.13	Maintenance of Company Separateness	~~84~~91
SECTION 7.14	Sanctions and Anti-Money Laundering Laws~~.~~	~~84~~91

ARTICLE VIII NEGATIVE COVENANTS		~~85~~91

SECTION 8.1	Liens	~~85~~91
SECTION 8.2	Consolidation, Merger, Purchase or Sale of Assets, etc	~~87~~94
SECTION 8.3	Dividends	~~90~~96
SECTION 8.4	Indebtedness	~~90~~96
SECTION 8.5	Advances, Investments and Loans	~~92~~98
SECTION 8.6	Transactions with Affiliates	~~94~~100
SECTION 8.7	Interest Expense Coverage Ratio	~~94~~101
SECTION 8.8	Leverage Ratio	~~94~~101
SECTION 8.9	Modifications of Certain Agreements	~~95~~102
SECTION 8.10	Limitation on Certain Restrictions on Subsidiaries	~~95~~102
SECTION 8.11	Intercompany Subordination Agreement	~~96~~102

ARTICLE IX DEFAULT AND REMEDIES		~~96~~102

SECTION 9.1	Events of Default	~~96~~102
SECTION 9.2	Remedies	~~98~~105
SECTION 9.3	Rights and Remedies Cumulative; Non-Waiver; etc	~~99~~106
SECTION 9.4	Crediting of Payments and Proceeds	~~99~~106
SECTION 9.5	Administrative Agent May File Proofs of Claim	~~100~~107

ARTICLE X THE ADMINISTRATIVE AGENT		~~101~~108

SECTION 10.1	Appointment and Authority	~~101~~108
SECTION 10.2	Rights as a Lender	~~101~~108
SECTION 10.3	Exculpatory Provisions	~~102~~108
SECTION 10.4	Reliance by the Administrative Agent	~~102~~109
SECTION 10.5	Delegation of Duties	~~103~~109
SECTION 10.6	Resignation of Administrative Agent	~~103~~110

SECTION 10.7	Non-Reliance on Administrative Agent and Other Lenders	~~104~~111
SECTION 10.8	No Other Duties, etc	~~104~~111
SECTION 10.9	Guaranty Matters	~~104~~111
SECTION 10.10	Specified Hedge Agreements	~~105~~111

ARTICLE XI MISCELLANEOUS		~~105~~112

SECTION 11.1	Notices	~~105~~112
SECTION 11.2	Amendments, Waivers and Consents	~~107~~114
SECTION 11.3	Expenses; Indemnity	~~109~~115
SECTION 11.4	Right of Set Off	~~111~~117
SECTION 11.5	Governing Law; Jurisdiction, Etc	~~111~~118
SECTION 11.6	Waiver of Jury Trial	~~112~~118
SECTION 11.7	Reversal of Payments	~~112~~119
SECTION 11.8	Injunctive Relief; Punitive Damages	~~112~~119
SECTION 11.9	Successors and Assigns; Participations	~~113~~119
SECTION 11.10	Confidentiality	~~116~~123
SECTION 11.11	Performance of Duties	~~117~~124
SECTION 11.12	All Powers Coupled with Interest	~~117~~124
SECTION 11.13	Survival	~~118~~124
SECTION 11.14	Titles and Captions	~~118~~125
SECTION 11.15	Severability of Provisions	~~118~~125
SECTION 11.16	Counterparts; Integration; Effectiveness; Electronic Execution	~~118~~125
SECTION 11.17	Term of Agreement	~~119~~126
SECTION 11.18	USA Patriot Act	~~119~~126
SECTION 11.19	Judgment Currency	~~119~~126
SECTION 11.20	Independent Effect	~~120~~127
SECTION 11.21	Special Provisions Regarding Dutch Act on the Financial Supervision	~~120~~127
SECTION 11.22	No Advisory or Fiduciary Responsibility	127
SECTION 11.23	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	127

ARTICLE XII U.S. BORROWER’S GUARANTY		~~121~~128

SECTION 12.1	The U.S. Borrower’s Guaranty	~~121~~128
SECTION 12.2	Bankruptcy	~~121~~129
SECTION 12.3	Nature of Liability	~~121~~129
SECTION 12.4	Independent Obligation	~~122~~129
SECTION 12.5	Authorization	~~122~~130
SECTION 12.6	Reliance	~~123~~131
SECTION 12.7	Subordination	~~124~~131
SECTION 12.8	Waiver	~~124~~131
SECTION 12.9	Payments	~~125~~133
SECTION 12.10	Effect of Restatement	~~126~~133

EXHIBITS

Exhibit A-1	-	Form of Revolving Credit Note
Exhibit A-2	-	Form of Swingline Note
Exhibit A-3	-	Form of Term Loan Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Notice of Account Designation
Exhibit D	-	Form of Notice of Prepayment
Exhibit E	-	Form of Notice of Conversion/Continuation
Exhibit F	-	Form of Officer’s Compliance Certificate
Exhibit G	-	Form of Assignment and Assumption
Exhibit H	-	Form of Subsidiary Guaranty Agreement
Exhibit I	-	Form of Intercompany Subordination Agreement
Exhibit J	-	Form of U.S. Tax Compliance Certificate

SCHEDULES

Schedule 1.1(a)	-	Revolving Credit Commitments
Schedule 1.1(b)	-	Term Loan Commitments
Schedule 1.2	-	Existing Letters of Credit
Schedule 6.9	-	Statute Extensions
Schedule 6.12	-	Subsidiaries
Schedule 6.18	-	Scheduled Existing Indebtedness
Schedule 8.1	-	Existing Liens
Schedule 8.5	-	Existing Investments

v

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 13, 2015, by and among OWENS CORNING, a Delaware corporation (the “U.S. Borrower”), each Subsidiary Borrower (as defined below and, together with the U.S. Borrower, the “Borrowers”), the lenders signatory hereto and the lenders who may become a party to this Agreement pursuant to the terms hereof (collectively with the lenders signatory hereto, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.

STATEMENT OF PURPOSE

The U.S. Borrower, certain lenders and Wells Fargo Bank, National Association, as administrative agent, are parties to that certain Credit Agreement, dated as of May 26, 2010 (as previously amended, the “Existing Credit Agreement”).

The parties hereto have agreed to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein, it being the intention of the Credit Parties, the Lenders and the Administrative Agent that this Agreement (as hereinafter defined) and the Loan Documents (as hereinafter defined) executed in connection herewith shall not effect the novation of the obligations of the Credit Parties thereunder but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations hereafter.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree that the Existing Credit Agreement shall be, and hereby is, amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

“Acquisition” shall have the meaning provided in Section 8.2.

“Act” shall mean the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.

“Administrative Agent” shall mean Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 10.6.

“Administrative Agent’s Office” shall mean, with respect to any currency, the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 11.1(c).

“Administrative Questionnaire” shall mean an administrative questionnaire in a form supplied by the Administrative Agent.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 15% or more of the securities having ordinary voting power for the election of directors (or equivalent governing body) of such Person or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that none of the Administrative Agent, any Lender or any of their respective Affiliates shall be considered an Affiliate of the U.S. Borrower or any Subsidiary thereof by reason of its acting in its capacities as such.

“AFS” shall mean the Dutch Act on the Financial Supervision (Wet op het financieel toezicht).

“Agreement” shall mean this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Alternate Rating Agency” shall mean, with respect to any current Rating Agency, a substitute rating agency that is a nationally recognized rating agency (including Fitch Ratings, Ltd.) and that has been approved in writing by the Administrative Agent (such approval not to be unreasonably withheld or delayed).

“Alternative Currency” shall mean Euros, Canadian Dollars, British pounds sterling, Swiss francs and other currencies acceptable to the Credit Parties, the Administrative Agent, each of the Lenders and each Issuing Lender; provided that in each case such currency is freely transferable and convertible into Dollars in the United States currency market and freely available to the applicable Lender in the London interbank market.

“Alternative Currency Outstandings” shall mean the sum of (i) with respect to Alternative Currency Revolving Credit Loans on any date, the aggregate outstanding principal Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Alternative Currency Revolving Credit Loans occurring on such date plus (ii) with respect to any L/C Obligations denominated in an Alternative Currency on any date, the aggregate outstanding Dollar Amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate Dollar Amount of such L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Alternative Currency Revolving Credit Loan” shall mean any Revolving Credit Loan denominated in an Alternative Currency.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anti-Money Laundering Laws” means the US Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and the regulations and rules promulgated thereunder, as amended from time to time; the US Money Laundering Control Act of 1986 and the regulations and rules promulgated thereunder, as amended from time to time; the US Bank Secrecy Act and the regulations and rules promulgated thereunder, as amended from time to time; and corresponding laws of (a) the European Union or Canada designed to combat money laundering and terrorist financing and (b) jurisdictions in which the U.S. Borrower or any of its Affiliates operates or in which the proceeds of any Loan or Letter of Credit will be used or from which funds used to repay any Obligation will be derived.

“Applicable Borrower” shall mean, with respect to any Loan or other amount owing hereunder or any matter pertaining to such Loan or other amount, whichever of the Borrowers is the primary obligor on such Loan or other amount.

“Applicable Law” shall mean all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Applicable Margin” shall mean the per annum rate determined as set forth below based on the Debt Rating as set forth below:

			Revolving Credit Loans			Term Loan
Pricing Level	Debt Rating	Facility Fee	LIBOR +	Base Rate +	LIBOR +	Base Rate +	~~Facility Fee~~
I	>A-/>A3	0.100%	0.900%	0.000%	1.000%	0.000%	~~0.100~~	~~%~~
II	BBB+/Baa1	0.125%	1.000%	0.000%	1.125%	0.125%	~~0.125~~	~~%~~
III	BBB/Baa2	0.150%	1.100%	0.100%	1.250%	0.250%	~~0.150~~	~~%~~
IV	BBB-/Baa3	0.200%	1.300%	0.300%	1.500%	0.500%	~~0.200~~	~~%~~
V	BB+/Ba1	0.250%	1.500%	0.500%	1.750%	0.750%	~~0.250~~	~~%~~
VI	<BB+/<Ba1	0.300%	1.700%	0.700%	2.000%	1.000%	~~0.300~~	~~%~~

Each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of such public announcement and ending on the date immediately preceding the effective date of the next such publicly announced change. If at any time there is a split in the Debt Ratings issued by the Rating Agencies, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level I being the highest and the Debt Rating for Pricing Level VI being the lowest), unless there is a split in Debt Ratings of more than one Pricing Level, in which case the Pricing Level that is one Pricing Level higher than the Pricing Level of the lower Debt Rating shall apply. In the event of a Rating Agency Disruption with respect to one of the Rating Agencies, the Debt Rating of the non-affected Rating Agency shall be the basis for determining the Pricing Level for a period ending on the earlier of (i) the date an Alternate Rating Agency is approved by the Administrative Agent and (ii) thirty (30) days following such Rating Agency Disruption, during which period the U.S. Borrower and the Administrative Agent will engage in good faith negotiations to name an Alternate Rating Agency. If, at the end of such period, an Alternate Rating Agency has not been named, Pricing Level VI shall apply until an Alternate Rating Agency is named. In the event of a Rating Agency Disruption with respect to both of the Rating Agencies, Pricing Level VI shall apply and the Administrative Agent and the U.S. Borrower shall enter into good faith negotiations to name two Alternate Rating Agencies. In the event of the approval of an Alternate Rating Agency, references in the table set forth above to the Debt Ratings of the replaced Rating Agency shall be deemed to be references to the corresponding Debt Ratings of the Alternate Rating Agency. As of the Closing Date, Pricing Level IV shall apply.

“Approved Fund” shall mean any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” shall mean any sale, transfer or other disposition by the U.S. Borrower or any of its Subsidiaries to any Person other than the U.S. Borrower or any Subsidiary of the U.S. Borrower of any asset or Property (including, without limitation, any capital stock or other securities of, or other Equity Interests in, another Person, but excluding the sale by the U.S. Borrower of its own capital stock) of the U.S. Borrower or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business or (ii) sales or liquidations of Cash Equivalents, it being understood and agreed that the grant of a Lien by the U.S. Borrower or any of its Subsidiaries in favor of another Person shall not in and of itself constitute an “Asset Sale” for purposes of this definition.

“Asset Securitization” shall mean a sale, other transfer or factoring arrangement by the U.S. Borrower and/or one or more of its Subsidiaries of accounts, related general intangibles and chattel paper, and the related security and collections with respect thereto to a special purpose Subsidiary (an “SPV”), and the sale, pledge or other transfer by that SPV in connection with financing provided to that SPV, which financing shall be “non-recourse” to the U.S. Borrower and its Subsidiaries (other than the SPV) except pursuant to the Standard Securitization Undertakings.

“Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent.

“Attributable Securitization Indebtedness” shall mean, at any time with respect to an Asset Securitization by the U.S. Borrower or any of its Subsidiaries, the principal amount of Indebtedness which (i) if the financing received by an SPV as part of such Asset Securitization is treated as a secured lending arrangement, is the principal amount of such Indebtedness, or (ii) if the financing received by the relevant SPV is structured as a purchase agreement, would be outstanding at such time if such financing were structured as a secured lending arrangement rather than a purchase agreement, and in any such case which Indebtedness is without recourse to the U.S. Borrower or any of its Subsidiaries (other than such SPV or pursuant to Standard

Securitization Undertakings), in each case, together with interest payable thereon and fees payable in connection therewith.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” shall mean Bank of America, N.A., and its successors.

“Bankruptcy Code” shall have the meaning provided in Section 9.1(e).

“Bankruptcy Court” shall mean the United States Bankruptcy Court for the District of Delaware.

“Base Rate” shall mean, at any time, the highest of (i) the Prime Rate (ii) the Federal Funds Rate plus 0.50% and (iii) except during any period of time during which a notice delivered to the U.S. Borrower under Section 4.8 shall remain in effect, LIBOR (as defined in clause (ii) of the definition thereof) plus 1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or LIBOR; provided that, if the Base Rate determined as provided above with respect to any Base Rate Loan for any Interest Period would be less than 0.0% per annum, then the Base Rate with respect to such Base Rate Loan for such Interest Period shall be deemed to be 0.0% per annum.

“Base Rate Loan” shall mean any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a).

“Borrowers” has the meaning assigned thereto in the introductory paragraph hereto.

“Business Day” shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York, New York or Charlotte, North Carolina a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to, any LIBOR Rate Loan or any Letters of Credit denominated in an Alternative Currency, any day which is a Business Day described in clause (i) and which is also (A) a day for trading by and between banks in Dollars or Euros, as the case may be, deposits in the London interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in London, England or New York, New York and (B) in relation to any payment in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

“Canadian Borrower” shall mean OC Canada Finance Inc., a Wholly-Owned Subsidiary of the U.S. Borrower organized under the laws of Canada.

“Canadian Dollars” shall mean the lawful currency of Canada.

“Canadian Reference Bank” means a Canadian financial institution which agrees to provide discount rate quotations as contemplated by clause (ii) of the definition of “LIBOR” (or the discount rate quotations of which are publicly available) and which the Administrative Agent, with the consent of the U.S. Borrower (not to be unreasonably withheld), shall from time to time designate as the Canadian Reference Bank hereunder.

“Capital Lease” shall mean, as applied to any Person, any lease of any Property by that Person as lessee which, in conformity with U.S. GAAP, is accounted for as a capital lease on the balance sheet of that Person.

“Capitalized Lease Obligations” shall mean, with respect to any Person, all obligations under Capital Leases of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with U.S. GAAP.

“Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (iii) Dollar denominated time deposits, certificates of deposit and bankers acceptances of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least “A” or the equivalent thereof from S&P or “A2” or the equivalent thereof from Moody’s with maturities of not more than six months from the date of acquisition by such Person, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s and in each case maturing not more than six months after the date of acquisition by such Person, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above, and (vii) in the case of any Foreign Subsidiary only, direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof).

“Change of Control” shall mean (i) the U.S. Borrower shall at any time cease to own directly or indirectly 100% of the Equity Interests of each Subsidiary Borrower (other than directors’ qualifying shares and/or other nominal amounts of shares required by applicable law to be held by Persons other than such Person), (ii) any “Person” or “Group” (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) (A) is or shall be the “beneficial owner” (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of 40% or more on a fully diluted basis of the aggregate ordinary voting power represented by the U.S. Borrower’s capital stock or other Equity Interests or (B) has obtained the power (whether or not exercised) to elect a majority of the U.S. Borrower’s directors, (iii) the board of directors of the U.S. Borrower shall cease to consist of a majority of Continuing Directors, or (iv) a “change of control” or similar event shall occur as provided in any Senior Notes Documents.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Citibank” shall mean Citibank, N.A., and its successors.

“Closing Date” shall mean the date of this Agreement or such later Business Day upon which each condition described in Section 5.1 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent, in its sole discretion.

“Code” shall mean the Internal Revenue Code of 1986.

“Commitment Percentage” shall mean, as to any Lender, such Lender’s Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable.

“Commitments” shall mean, collectively, as to all Lenders, the Revolving Credit Commitments and the Term Loan Commitments of such Lenders and individually, as to each Lender, the Revolving Credit Commitment and Term Loan Commitment thereof.

“Company” shall mean any corporation, limited liability company, partnership, trust or other domestic or foreign entity or organizational form (or the adjectival form thereof, where appropriate).

“Consolidated” shall mean, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under U.S. GAAP.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period (without giving effect to (x) any extraordinary gains or losses and/or any write-off of long lived or intangible assets, (y) any non-cash income, and (z) any gains or losses (in excess of $10 million for any sale) from sales of assets other than inventory sold in the ordinary course of business) adjusted by adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of (i) total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and facility fees)) of the

U.S. Borrower and its Subsidiaries determined on a consolidated basis for such period, (ii) provision for taxes based on income and foreign withholding taxes for the U.S. Borrower and its Subsidiaries determined on a consolidated basis for such period, (iii) all depreciation and amortization expense of the U.S. Borrower and its Subsidiaries determined on a consolidated basis for such period, including depletion of precious metals used in manufacturing processes and (iv) in the case of any period that includes the first Fiscal Quarter ended after the Closing Date, the amount of all fees and expenses incurred in connection with the transactions contemplated by this Agreement during such Fiscal Quarter. For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, any add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with the proviso to the definition of “Consolidated Net Income” contained herein.

“Consolidated Interest Expense” shall mean, for any period, (i) the total consolidated interest expense of the U.S. Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other commitment and banking fees and charges (e.g., fees with respect to letters of credit, Interest Rate Protection Agreements and Other Hedging Agreements) for such period, adjusted to exclude (to the extent same would otherwise be included in the calculation above in this clause (i)) the amortization of any deferred financing costs for such period, capitalized interest expense and any other interest expense which, in accordance with the terms of the relevant Indebtedness, is paid-in-kind through the issuance of additional notes or added to the principal amount of such outstanding Indebtedness, in each case so long as the respective notes or Indebtedness matures after the Revolving Maturity Date plus (ii) without duplication, (x) that portion of Capitalized Lease Obligations of the U.S. Borrower and its Subsidiaries on a consolidated basis representing the interest factor for such period and (y) the “deemed interest expense” (i.e., the interest expense which would have been applicable if the respective obligations were structured as on-balance sheet financing arrangements) with respect to all Off-Balance Sheet Liabilities of the U.S. Borrower and its Subsidiaries (to the extent the same does not arise from a financing arrangement constituting an operating lease) for such period minus interest income of the U.S. Borrower and its Subsidiaries received upon cash and Cash Equivalents.

“Consolidated Net Income” shall mean, for any period, the net income (or loss) of the U.S. Borrower and its Subsidiaries determined on a consolidated basis for such period (taken as a single accounting period) in accordance with U.S. GAAP, provided that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income (or loss) of any Subsidiary that is not a Wholly-Owned Subsidiary of the U.S. Borrower, to the pro rata extent of the Equity Interests held by Persons other than the U.S. Borrower and its Wholly-Owned Subsidiaries in such Subsidiary, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of cash dividends or similar cash distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

“Consolidated Net Tangible Assets” shall mean the aggregate amount of assets of the U.S. Borrower and its Subsidiaries determined on a consolidated basis in accordance with U.S. GAAP (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being extendible or renewable), (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the books and records of the U.S. Borrower and its Subsidiaries and computed in accordance with U.S. GAAP and (c) minority Equity Interests in any Non-Wholly Owned Subsidiary.

“Consolidated Net Worth” shall mean, as of any date of determination, the Net Worth of the U.S. Borrower and its Subsidiaries on such date determined on a consolidated basis; provided that the Warrant Obligation Amount on the relevant date of determination shall be added to Consolidated Net Worth.

“Consolidated Total Capitalization” shall mean, as of any date of determination, the sum of (i) Consolidated Total Indebtedness and (ii) Consolidated Net Worth.

“Consolidated Total Indebtedness” shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of the U.S. Borrower and its Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capitalized Lease Obligations on the liability side of a consolidated balance sheet of the U.S. Borrower and its Subsidiaries in accordance with U.S. GAAP, (ii) all Indebtedness of the U.S. Borrower and its Subsidiaries of the type described in clauses (ii), (vii) and (viii) of the definition of “Indebtedness” contained herein and (iii) all Contingent Obligations of the U.S. Borrower and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii); provided that the amount of Indebtedness in respect of the Interest Rate Protection Agreements and Other Hedging Agreements shall be at any time the unrealized net loss position, if any, of the U.S. Borrower and/or its Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time.

“Contingent Obligation” shall mean, as to any Person, any obligation of such Person in respect of Indebtedness of any other Person as a result of such Person being a general partner of such other Person, unless the underlying Indebtedness is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or (iii) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and (y) the stated amount of such Contingent Obligation.

“Continuing Directors” shall mean the directors of the U.S. Borrower on the Closing Date and each other director if such director’s election to, or nomination for the election to, the board of directors of the U.S. Borrower is recommended or approved by a majority of then Continuing Directors.

“CRD IV/CRR” means (a) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and in-vestment firms, and (b) Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms.

“Credit Facility” shall mean, collectively, the Revolving Credit Facility and the Term Loan Facility.

“Credit Parties” shall mean, the U.S. Borrower, the Canadian Borrower, the European Borrower and the Subsidiary Guarantors.

“Debt Rating” shall mean the U.S. Borrower’s senior unsecured long term debt rating provided by the applicable Rating Agency.

“Default” shall mean any of the events specified in Article IX which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that (i) has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the U.S. Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified any Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, ~~or~~ (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (v) has become the subject of a Bail-In Action; provided, that a Lender shall not qualify as a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or its parent company, or of the exercise of control over such

Lender or any Person controlling such Lender, by a Governmental Authority or instrumentality thereof.

“Disputes” shall mean any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document, between or among parties hereto and to the other Loan Documents.

“Dividend” shall mean, with respect to any Person, that such Person has declared or paid a dividend, distribution or returned any equity capital in cash to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common Equity Interests, or Equity Interests of the same class as the Equity Interests in respect of which such dividend or other distribution was paid, of such Person) or cash to its stockholders, partners or members in their capacity as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration (other than common Equity Interests, or Equity Interests of the same class as the Equity Interest in respect of which such dividend or other distribution was paid, of such Person) any shares of any class of its capital stock or any other Equity Interests outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any other Equity Interests of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests). For the avoidance of doubt, the purchase by the U.S. Borrower of its common Equity Interests owned by employees of the U.S. Borrower or any of its Subsidiaries in connection with stock option, stock compensation or similar plans, the proceeds of which purchase are used to pay taxes, shall not constitute “Dividends”.

“Dollar Amount” shall mean, at any time, (i) with respect to any amount denominated in Dollars, such amount, and (ii) with respect to any amount expressed in an Alternative Currency, such amount converted to Dollars on the basis of the exchange rate as shown on Reuters World Currency Page for such Alternative Currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent upon notice to the U.S. Borrower and the Lenders or, in the event no such service is selected, on the basis of the most favorable spot exchange rate determined by the Administrative Agent to be available to it at approximately 11:00 a.m. two (2) Business Days prior to the most recent Revaluation Date.

“Dollars” or “$” shall mean, unless otherwise qualified, dollars in lawful currency of the United States.

“Domestic Subsidiary” shall mean, as to any Person, any Subsidiary of such Person incorporated or organized in the United States or any State or territory thereof.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, written notices of non-compliance or violation, investigations or proceedings relating in any way to (i) any violation (or alleged violation) by the U.S. Borrower or any of its Subsidiaries of any Environmental Law; (ii) any permit issued to the U.S. Borrower or any of its Subsidiaries under any such law; or (iii) otherwise arising under Environmental Law, (hereafter “Claims”), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

“Environmental Law” shall mean any federal, national, provincial, state or local policy having the force and effect of law, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any legally-binding judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, “Laws”)), relating to pollution or protection of the environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest, any membership interest in a cooperative society and any limited liability company membership interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the U.S. Borrower or any of its Subsidiaries under Section 414 of the Code and for purposes of potential liability under Section 302 of ERISA and the Lien created under Section 303(k) of ERISA, under Section 414(m) or (o) of the Code.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Euro” shall mean the lawful currency of the participating member states of the European Union.

“Eurodollar Reserve Percentage” shall mean, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

“European Borrower” shall mean Dutch OC Coöperatief Invest U.A., a cooperative association with exclusion of liability (coöperatie met uitsluiting van aansprakelijkheid) incorporated under the laws of the Netherlands, having its statutory seat (statutaire zetel) in Apeldoorn, the Netherlands and its principal place of business at Laan van Westenenk 5, (7336 AZ) Apeldoorn, the Netherlands and registered with the trade register (handelsregister) of the Chamber of Commerce (Kamer van Koophandel) under number 08151411, a Wholly-Owned Subsidiary of the U.S. Borrower.

“Event of Default” shall mean any of the events specified in Article IX.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the U.S. Borrower under Section 4.13(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.12, amounts with respect to such Taxes were payable either to such Lender~~’~~’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.12(e) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning set forth in the Statement of Purpose hereto.

“Existing Indebtedness Agreements” shall mean all agreements evidencing or relating to any Scheduled Existing Indebtedness of the U.S. Borrower or any of its Subsidiaries.

“Existing Letters of Credit” shall mean those letters of credit issued by Wells Fargo Bank, National Association, as issuing lender, under the Existing Credit Agreement existing on the Closing Date and identified on Schedule 1.2.

“Extensions of Credit” shall mean, as to any Lender at any time, the making of any Loan or participation in any Letter of Credit or Swingline Loan by such Lender or the aggregate principal amount of the portion of the Term Loan made by such Lender then outstanding, as the context requires.

“Fair Market Value” shall mean, with respect to any asset, the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, as determined in good faith by the board of directors or other governing body or senior officer of such seller.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements with respect thereto.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the average of the quotation for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

“Fee Letters” shall mean, collectively, the separate fee letter agreements dated October 20, 2015 and February 29, 2016 among the U.S. Borrower, the applicable Joint Lead Arranger and the Administrative Agent, as applicable.

“First Amendment” shall mean the First Amendment to Amended and Restated Credit Agreement dated as of March 22, 2016 among the U.S. Borrower, certain of the Lenders and the Administrative Agent.

“First Amendment Effective Date” shall mean March 22, 2016.

“Fiscal Quarter” shall mean for any Fiscal Year of the U.S. Borrower and its Subsidiaries, the fiscal quarters ending on each of March 31, June 30, September 30 and December 31.

“Fiscal Year” shall mean the fiscal year of the U.S. Borrower ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends (e.g., Fiscal Year 2015 shall be the fiscal year of the U.S. Borrower ended December 31, 2015).

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the U.S. Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, (i) with respect to any Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateral or other credit support acceptable to such Issuing Lender shall have been provided in accordance with the terms hereof and (ii) with respect to any Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the U.S. Borrower or for which cash collateral or other credit support acceptable to such Swingline Lender shall have been provided in accordance with the terms hereof.

“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” shall mean all Indebtedness, whether or not evidenced by a bond, debenture, note or similar instrument or agreement, of any Person, for the repayment of borrowed money having a maturity of more than 12 months from the date of its creation or having a maturity of less than 12 months from the date of its creation but by its terms being renewable or extendible beyond 12 months from such date at the option of such Person. For the purpose of determining “Funded Debt” of any Person, there shall be excluded any particular Indebtedness if, on or prior to the maturity thereof, there shall have been deposited with the proper depository in trust the necessary funds for the payment, redemption or satisfaction of such Indebtedness.

“Governmental Authority” shall mean any federal (including the federal governments of the United States and Canada), national, provincial, state or local government (and any political subdivision thereof), and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranteed Creditors” shall mean collectively, the Lenders, the Administrative Agent, any Swingline Lender, any Issuing Lender, any counterparty to a Specified Hedge Agreement, any other holder from time to time of any of the Guaranteed Obligations and, in each case, their respective successors and permitted assigns.

“Guaranteed Obligations” shall mean the Obligations and the Specified Hedge Obligations; provided that any release of Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of the Specified Hedge Obligations.

“Guarantors” shall mean the U.S. Borrower and each Subsidiary Guarantor.

“Guaranty Agreements” shall mean, collectively, the U.S. Borrower’s Guaranty and the Subsidiary Guaranty Agreement.

“Hazardous Materials” shall mean (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials, substances or mixtures regulated under Environmental Laws, including, without limitation, those defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous substances”, “toxic substances”, “toxic pollutants”, “contaminants” or “pollutants”, or words of similar meaning and regulatory effect.

~~“Increased Amount Date” shall have the meaning assigned thereto in Section 4.14.~~

~~“Incremental Lender” shall have the meaning assigned thereto in Section 4.14.~~

~~“Incremental Loan Facility” and “Incremental Loan Facilities” shall have the respective meanings assigned thereto in Section 4.14.~~

~~“Incremental Revolving Credit Loan” and “Incremental Revolving Credit Loans” shall have the respective meanings assigned thereto in Section 4.14.~~

~~“Incremental Term Loan” and “Incremental Term Loans” shall have the respective meanings assigned thereto in Section 4.14.~~

“Immaterial Subsidiaries” shall mean Wholly-Owned Domestic Subsidiaries of the U.S. Borrower which together account for less than five percent (5%) of each of Consolidated Net Tangible Assets and Consolidated Net Income of the U.S. Borrower and its Subsidiaries (with Consolidated Net Income being determined by the U.S. Borrower in good faith (and without regard to clauses (ii) and (iii) of the proviso of the definition thereof to the extent relating to the Consolidated Net Income attributable to any Wholly-Owned Domestic Subsidiary that is not a Guarantor) on a pro forma basis in the case of Subsidiaries acquired or created after the first day of the respective Test Period, and Subsidiaries which have received significant transfers of assets after the first day of the respective Test Period), in each case determined as of the end of, or for, as the case may be, the Test Period most recently ended for which financial statements have been or are required to have been delivered pursuant to Section 7.1(a) or (b), as applicable.

“Increased Amount Date” shall have the meaning assigned thereto in Section 4.14.

“Incremental Lender” shall have the meaning assigned thereto in Section 4.14.

“Incremental Loan Facility” and “Incremental Loan Facilities” shall have the respective meanings assigned thereto in Section 4.14.

“Incremental Revolving Credit Loan” and “Incremental Revolving Credit Loans” shall have the respective meanings assigned thereto in Section 4.14.

“Incremental Term Loan” and “Incremental Term Loans” shall have the respective meanings assigned thereto in Section 4.14.

“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn or paid under all letters of credit, bankers’ acceptances, bank guaranties, surety and appeal bonds and similar obligations issued for the account of such Person and all unpaid drawings and unreimbursed payments in respect of such letters of credit, bankers’ acceptances, bank guaranties, surety and appeal bonds and similar obligations, (iii) all indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the lesser of (1) the Fair Market Value of the property to which such Lien relates as determined in good faith by such Person or (2) the amount of such Indebtedness), (iv) the aggregate amount of all Capitalized Lease Obligations of such Person, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations (other than ordinary course trade accounts payable not overdue by more than 60 days), (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement determined on a marked-to-market basis and (viii) all Off-Balance Sheet Liabilities of such Person. Notwithstanding the foregoing, Indebtedness shall not include the Warrant Obligation Amount, trade payables, accrued expenses, operating leases (which in no event shall constitute Capital Leases) and deferred tax and other credits incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

“Indebtedness to be Refinanced” shall mean and include (without duplication) (i) Indebtedness under the Existing Credit Agreement and (ii) all other Indebtedness of the U.S. Borrower and its Subsidiaries which is to be repaid or refinanced on the Closing Date, including any such Indebtedness which is not permitted to remain outstanding after the Closing Date pursuant to Section 8.4.

“Indemnified Taxes” shall mean Taxes and Other Taxes other than Excluded Taxes.

“Intercompany Loan” shall have the meaning provided in Section 8.5(vii).

“Intercompany Subordination Agreement” shall mean an agreement substantially in the form attached as Exhibit I.

“Interest Expense Coverage Ratio” shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

“Interest Period” has the meaning assigned thereto in Section 4.1(b).

“Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

“InterWrap Acquisition” means the acquisition (in whatever form) by the U.S. Borrower or one of its Subsidiaries of InterWrap Holdings Inc.

“Investment” shall have the meaning provided in the preamble to Section 8.5.

“ISP98” shall mean the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

“Issuing Lenders” shall mean, (i) with respect to Letters of Credit issued hereunder on or after the Closing Date, each of Wells Fargo, Bank of America and Citibank, in its capacity as issuer thereof, or any successor thereto and any other consenting Lender reasonably acceptable to the U.S. Borrower and the Administrative Agent and (ii) with respect to the Existing Letters of Credit, Wells Fargo.

“Issuing Lender Sublimit” shall mean $16,666,666.67, or such greater amount as determined by the applicable Issuing Lender in its sole discretion.

“Joint Lead Arrangers” shall mean the collective reference to Wells Fargo Securities, LLC, Merrill Lynch Pierce Fenner & Smith Incorporated and Citigroup Global Markets Inc., each in its capacity as joint lead arranger and joint bookrunner, and each of their successors.

“L/C Commitment” shall mean the lesser of (i) $50,000,000 and (ii) the Revolving Credit Commitment.

“L/C Obligations” shall mean at any time, an amount equal to the sum of (i) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (ii) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

“L/C Participants” shall mean the collective reference to all the Lenders other than the Issuing Lenders.

“Leasehold” shall mean, with respect to any Person, all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

“Lender” has the meaning assigned thereto in the introductory paragraph hereof.

“Lending Office” shall mean, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.

“Letter of Credit Application” shall mean an application, in the form specified by the applicable Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.

“Letters of Credit” shall mean the collective reference to letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit.

“LIBOR” shall mean,

(i) for any interest rate calculation with respect to a LIBOR Rate Loan (other than a LIBOR Rate Loan denominated in Canadian Dollars), the rate of interest per annum determined on the basis of the rate for deposits in the applicable Permitted Currency for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or other commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If such rate is not available at such time for any reason, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in the applicable Permitted Currency in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period;

(ii) for any interest rate calculation with respect to a LIBOR Rate Loan denominated in Canadian Dollars for any Interest Period, the rate per annum determined by the Administrative Agent by reference to the average of the rates displayed on (a) the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc. definitions, as amended from time to time) or (b) such other page as may replace such page on such screen for the purpose of displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances, in each case applicable to Canadian Dollar bankers’ acceptances (on a three hundred sixty-five (365) day basis) with a term comparable to such Interest Period as of 10:00 A.M. on the first day of such Interest Period (as adjusted by the Administrative Agent after 10:00 A.M. to reflect any error in a posted rate or in the posted average annual rate of interest). If, for any reason, the rates on the Reuters Screen CDOR Page are unavailable, then with respect to such LIBOR Rate Loan LIBOR means the rate of interest determined by the Administrative Agent that is equal to the rate (rounded upwards to the nearest basis point) quoted by the Canadian Reference Bank as its discount rate for purchase of Canadian Dollar bankers’ acceptances in an amount substantially equal to such LIBOR Rate Loan with a term comparable to such Interest Period as of 10:00 A.M. No adjustment shall be made to account for the difference between the number of days in a year on which the rates referred to in this definition are based and the number of days in a year on the basis of which interest is calculated in this Agreement; and

(iii) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or other commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upward, if necessary, to the nearest 1/100th of 1%). If such rate is not available at such time for any reason, then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.

Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error; provided that, if LIBOR determined as provided above with respect to any LIBOR Rate Loan for any Interest Period would be less than 0.0% per annum, then LIBOR with respect to such LIBOR Rate Loan for such Interest Period shall be deemed to be 0.0% per annum.

“LIBOR Rate” shall mean a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

LIBOR Rate =	LIBOR
1.00-Eurodollar Reserve Percentage

“LIBOR Rate Loan” shall mean any Loan (other than a Base Rate Loan) bearing interest at a rate based upon the LIBOR Rate as provided in Section 4.1(a).

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), charge, preference, priority or other security agreement or arrangement of any kind or nature whatsoever (including any agreement to give any of the foregoing). For purposes of this Agreement, the U.S. Borrower or its respective Subsidiaries shall be deemed to own, subject to a Lien, any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other similar title retention agreement relating to such asset, and sales of accounts receivable with recourse to the U.S. Borrower or any of its Subsidiaries shall be deemed to create a Lien on accounts receivable of the U.S. Borrower or the respective Subsidiary.

“Loan Documents” shall mean, collectively, this Agreement, each Note, the Letter of Credit Applications, the Intercompany Subordination Agreement, the Guaranty Agreements, each amendment of the foregoing, and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Guaranteed Creditor pursuant to any of the foregoing, all as may be amended, restated, supplemented or otherwise modified from time to time. For the avoidance of doubt, “Loan Documents” shall not include any Specified Hedge Agreement.

“Loans” shall mean the collective reference to the Revolving Credit Loans, the Term Loan and the Swingline Loans, and “Loan” means any of such Loans.

“Margin Stock” shall have the meaning provided in Regulation U.

“Material Adverse Effect” shall mean (i) a material adverse effect on the business, assets, operations, properties, liabilities or financial condition of the U.S. Borrower and its Subsidiaries taken as a whole, or (ii) a material adverse effect (x) on the rights or remedies of the Lenders, any Issuing Lender or the Administrative Agent hereunder or under the other Loan Documents, taken as a whole or (y) on the ability of the Credit Parties to perform their obligations to the Lenders, any Issuing Lender or the Administrative Agent hereunder or under the other Loan Documents, taken as a whole.

“Material Subsidiary” shall mean, at any time, each Wholly-Owned Domestic Subsidiary of the U.S. Borrower that, taken together with all other Wholly-Owned Domestic Subsidiaries that are not Subsidiary Guarantors, would not be an Immaterial Subsidiary; provided that, if, as of any date of determination, all Wholly-Owned Domestic Subsidiaries of the U.S. Borrower that are not Subsidiary Guarantors fail to constitute Immaterial Subsidiaries (as determined in accordance with the requirements of the definition thereof and the relevant provisions of Section 7.12), then the U.S. Borrower shall determine which Wholly-Owned Domestic Subsidiary (or Wholly-Owned Domestic Subsidiaries) shall constitute Material Subsidiaries for purposes of compliance with the requirements of Section 7.12.

“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” shall mean (i) any plan, as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to (or to which there is an obligation to contribute to) by the U.S. Borrower or an ERISA Affiliate and that is subject to Title IV of ERISA, and (ii) each such plan for the five year period immediately following the latest date on which the U.S. Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

“Net Sale Proceeds” shall mean for any sale or other disposition of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale or other disposition of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, reasonable legal, advisory and other fees and expenses (including title and recording expenses), associated therewith and sales, VAT and transfer taxes arising therefrom), (ii) payments of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, (iii) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold or otherwise disposed of, and (iv) the estimated net marginal increase in income taxes which will be payable by the U.S.

Borrower’s consolidated group or any Subsidiary of the U.S. Borrower with respect to the Fiscal Year in which the sale or other disposition occurs as a result of such sale or other disposition; provided, however, that such gross proceeds shall not include any portion of such gross cash proceeds which the U.S. Borrower determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the U.S. Borrower or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by the U.S. Borrower and/or any of its Subsidiaries from such sale or other disposition.

“Net Worth” shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with U.S. GAAP, constitutes stockholders equity, excluding any treasury stock.

“Non-Consenting Lender” means any Lender that has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 11.2, requires the consent of all Lenders or all affected Lenders and with respect to which the Required Lenders shall have granted their consent.

“Non-Guarantor Subsidiaries” shall mean, at any time, the Subsidiaries of the U.S. Borrower that are not at such time Subsidiary Guarantors.

“Non-Public Lender” shall mean any person/entity which does not belong to the “public” within the meaning of CRD IV/CRR.

“Non-U.S. Plan” shall mean any plan, fund or other similar program that (i) is established or maintained outside the United States of America by the U.S. Borrower or any of its Subsidiaries primarily for the benefit of employees of the U.S. Borrower or one or more of its Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (ii) is not subject to ERISA or the Code.

“Non-Wholly Owned Subsidiary” shall mean, as to any Person, each Subsidiary of such Person which is not a Wholly-Owned Subsidiary of such Person.

“Notes” shall mean the collective reference to the Revolving Credit Notes, the Term Loan Notes and the Swingline Note.

“Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b).

“Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a).

“Notice of Conversion/Continuation” has the meaning assigned thereto in Section 4.2.

“Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c).

“Obligations” shall mean, in each case, whether now in existence or hereafter arising: (i) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (ii) the L/C Obligations and (iii) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties or any of their respective Subsidiaries to the Guaranteed Creditors or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

“OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Off-Balance Sheet Liabilities” shall mean, with respect to any Person (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person or (ii) any obligation under a Synthetic Lease; provided that, lease payments with respect to leases of precious metal alloy (and obligations to return the precious metal alloy) owing by the U.S. Borrowers and any of its Subsidiaries in connection with the ongoing business of such Person (or guarantees thereof) to the owners of such precious metal alloy and other Persons providing financing to such owners in respect of such precious metal alloy (in each case other than the U.S. Borrower and its Subsidiaries) shall in no event constitute “Off-Balance Sheet Liabilities”.

“Officer’s Compliance Certificate” shall mean a certificate of the chief financial officer or the treasurer of the U.S. Borrower substantially in the form attached as Exhibit F.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Hedging Agreements” shall mean any foreign exchange contracts, currency swap agreements, commodity hedging agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values or the prices of commodities used in the business of the U.S. Borrower and its Subsidiaries.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.13(b)).

“Participant” has the meaning assigned thereto in Section 11.9(d).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Acquisition” shall have the meaning provided in Section 8.2(ix).

“Permitted Currency” shall mean Dollars or any Alternative Currency, or each such currency, as the context requires.

“Permitted Liens” shall have the meaning provided in Section 8.1.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Plan” shall mean an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title IV of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the U.S. Borrower or any ERISA Affiliate or with respect to which the U.S. Borrower or any ERISA Affiliate may have any liability.

“Preferred Equity” shall mean, as applied to the Equity Interests of any Person, Equity Interests of such Person (other than common stock of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to Equity Interests of any other class of such Person.

“Prime Rate” shall mean, at any time, the rate of interest per annum publicly announced from time to time by Wells Fargo as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Pro Forma Basis” shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted Acquisition) after the first day of the relevant Test Period, as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of such Test Period, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) after the first day of the relevant Test Period, as if such Indebtedness had been retired or repaid on the first day of such Test Period, and (z) any Permitted Acquisition or any Significant Asset Sale then being consummated as well as any other Permitted Acquisition or any other Significant Asset Sale if consummated after the first day of the relevant Test Period, and on or prior to the date of the respective Permitted Acquisition or Significant Asset Sale, as the case may be, then being effected, with the following rules to apply in connection therewith:

(i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Test Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of such Test Period, and remain outstanding through the date of determination and (y) (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) permanently retired or redeemed after the first day of the relevant Test Period, shall be deemed to have been retired or redeemed on the first day of such Test Period and remain retired through the date of determination;

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness, or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions; and

(iii) in making any determination of Consolidated EBITDA on a ProForma Basis, proforma effect shall be given to any Permitted Acquisition or any Significant Asset Sale if effected during the respective Test Period as if same had occurred on the first day of the respective Test Period taking into account, in the case of any Permitted Acquisition, factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article XI of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period but without taking into account any pro forma cost savings and expenses.

“Projections” shall have the meaning provided in Section 5.1(d)(iii).

“Property” shall mean, with respect to any Person, any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or other assets owned, leased, or operated by such Person.

“Qualified Preferred Stock” shall mean any Preferred Equity of the U.S. Borrower, the express terms of which shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of the U.S. Borrower or any of its Subsidiaries relating to outstanding indebtedness and which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including any change of control event), cannot mature (excluding any maturity as the result of an optional redemption by the issuer thereof) and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an change of control event), in whole or in part, on or prior to one year following the Revolving Maturity Date then in effect.

“Rating Agency” shall mean S&P (for so long as no Rating Agency Disruption has occurred with respect thereto), Moody’s (for so long as no Rating Agency Disruption has occurred with respect thereto) and, following a Rating Agency Disruption, an Alternate Rating Agency named pursuant hereto, and “Rating Agencies” shall mean two of the foregoing.

“Rating Agency Disruption” shall mean any event or occurrence resulting in the failure of any current Rating Agency to provide debt ratings generally to corporate borrowers.

“Real Property” of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender.

“Refinancing” shall mean the refinancing and repayment or other satisfaction in full of all amounts outstanding under, and the termination of all commitments in respect of, all Indebtedness to be refinanced.

“Register” has the meaning assigned thereto in Section 11.9(c).

“Reimbursement Obligation” shall mean the obligation of the U.S. Borrower to reimburse the Issuing Lenders pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”) (42 U.S.C. Section 9601 et seq.).

“Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period under ERISA has been waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

“Required Lenders” shall mean, at any date, any combination of Lenders holding more than fifty percent (50%) of the sum of (a) (i) the aggregate amount of the Revolving Credit Commitment or~~,~~ (ii) if the Revolving Credit Commitment has been terminated, ~~any combination of Lenders holding more than fifty percent (50%) of~~ the aggregate Revolving Credit Exposure~~; provided that the Revolving Credit Commitment~~ plus (b) (i) the aggregate amount of the Term

Loan Commitment or (ii) if the Term Loan Commitment has been terminated, of the outstanding principal amount of the Term Loan; provided that (A) the Commitments of, and the portion of the Extensions of Credit, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (B) the Term Loan Commitments and the outstanding principal amount of the Term Loan shall be excluded for purposes of making a determination of Required Lenders for purposes of any consent to a waiver of the conditions precedent to the Extensions of Credit under the Revolving Credit Facility.

“Responsible Officer” shall mean, as to any Person, the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of such Person or any other officer of such Person reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“Returns” has the meaning assigned thereto in Section 6.9.

“Revaluation Date” shall mean (i) with respect to any Alternative Currency Revolving Credit Loan, each of the following: (A) the date of making any such Loan, (B) each continuation of any Alternative Currency Revolving Credit Loan, (C) the last Business Day of each calendar quarter and (D) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require which, in no event, shall be more frequently than monthly unless a Default or Event of Default has occurred and is continuing and (ii) with respect to any Letter of Credit, each of the following: (A) the date of issuance of any Letter of Credit denominated in an Alternative Currency, (B) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (C) each date of any payment by any Issuing Lender under any Letter of Credit denominated in an Alternative Currency, (D) the last Business Day of each calendar quarter and (E) such additional dates as the Administrative Agent or the applicable Issuing Lender shall determine or the Required Lenders shall require which, in no event, shall be more frequently than monthly unless a Default or Event of Default has occurred and is continuing.

“Revolving Credit Commitment” shall mean (i) as to any Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.14) and (ii) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.14). The Revolving Credit Commitment of all the Lenders on the Closing Date shall be $800,000,000.

“Revolving Credit Commitment Percentage” shall mean, as to any Lender at any time, the ratio of (i) the amount of the Revolving Credit Commitment of such Lender to (ii) the Revolving Credit Commitment of all the Lenders.

“Revolving Credit Exposure” shall mean, as to any Lender at any time, an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding and (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding.

“Revolving Credit Facility” shall mean the revolving credit facility established pursuant to Article II (including any Incremental Revolving Credit Loan established pursuant to Section 4.14).

“Revolving Credit Loan” shall mean any revolving loan (including any Alternative Currency Revolving Credit Loan) made to the Applicable Borrower pursuant to Section 2.1 (including any Incremental Revolving Credit Loan), and all such revolving loans collectively as the context requires.

“Revolving Credit Note” shall mean a promissory note made by the Applicable Borrower in favor of a Lender evidencing the Revolving Credit Loans made by such Lender, substantially in the form attached as Exhibit A-1, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

“Revolving Credit Outstandings” shall mean the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding Dollar Amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate Dollar Amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Revolving Maturity Date” shall mean the earliest to occur of (i) November 13, 2020, (ii) the date of termination of the Revolving Credit Commitment by the Borrowers pursuant to Section 2.5, or (iii) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

“S&P” shall mean Standard & Poor’s Financial Services LLC, and any successor to its ratings agency business.

“Sanctioned Country” shall mean a country, region or territory which is itself the subject or target of any Sanctions Laws including, those countries subject to a sanctions program identified on the list maintained by OFAC and currently available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time, for which the sanctions program takes the form of a comprehensive trade embargo, including as of the Closing Date Crimea, Cuba, Iran, North Korea, Sudan and Syria.

“Sanctioned Person” shall mean, any of the following currently or in the future: (i) an entity, vessel, or individual named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC currently available at http://www.treasury.gov/resource-center/sanctions/SDNList/ Pages/default.aspx or on the consolidated list of persons, groups, and entities subject to EU financial sanctions currently available at http://eeas.europa.eu/cfsp/sanctions/consollist_en.htm; or (ii) anyone more than 50-percent owned by an entity or individual described in (i) above; or (iii) (A) an agency or instrumentality of, or an entity owned or controlled by, the government of a Sanctioned Country, (B) an entity located in a Sanctioned Country, or (C) an individual who is a citizen or resident of, or located in, a Sanctioned Country; or (iv) an entity or individual engaged in activities sanctionable under CISADA (as defined under Sanctions Laws), ITRA (as defined under Sanctions Laws), IFCA (as defined under Sanctions Laws below), or any other Sanctions Laws as amended from time to time.

“Sanctions Laws” means the laws, regulations, and rules promulgated or administered by OFAC to implement U.S. sanctions programs, including any enabling legislation or Executive Order related thereto, as amended from time to time; the US Comprehensive Iran Sanctions, Accountability, and Divestment Act and the regulations and rules promulgated thereunder (“CISADA”), as amended from time to time; the US Iran Threat Reduction and Syria Human Rights Act and the regulations and rules promulgated thereunder (“ITRA”), as amended from time to time; the US Iran Freedom and Counter-Proliferation Act and the regulations and rules promulgated thereunder (“IFCA”); the sanctions and other restrictive measures applied by the European Union in pursuit of the Common Foreign and Security Policy objectives set out in the Treaty on European Union; and any similar sanctions laws as may be enacted from time to time in the future by the U.S., Canada, the European Union (and its Member States), or the Security Council or any other legislative body of the United Nations; and any corresponding laws of jurisdictions in which the U.S. Borrower or any of its Affiliates operates or in which the proceeds of any Loan or Letter of Credit will be used or from which funds used to repay any Obligation will be derived.

“Scheduled Existing Indebtedness” shall mean the Indebtedness listed on Schedule 6.18 on the Closing Date.

“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Senior Notes Documents” shall mean, collectively, (i) that certain Indenture dated as of June 2, 2009 by and among the U.S. Borrower, certain of the U.S. Borrower’s subsidiaries and Wells Fargo Bank, National Association, as trustee pursuant to which senior notes were issued by the U.S. Borrower and each other agreement, document or instrument relating to the issuance of such senior notes, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof, and (ii) that certain Indenture dated as of October 31, 2006 (and each supplemental indenture thereto) by and among the U.S. Borrower, each of the guarantors named therein and LaSalle Bank, National Association, as trustee pursuant to which senior notes were issued by the U.S. Borrower and each other agreement, document or instrument relating to the issuance of such senior notes, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Significant Asset Sale” shall mean each Asset Sale which generates Net Sale Proceeds of at least $100,000,000.

“Specified Hedge Agreement” shall mean any Interest Rate Protection Agreement or Other Hedging Agreement entered into by any Borrower or any of its Subsidiaries and any Lender or any Affiliate thereof at the time such agreement was entered into, as counterparty. For the avoidance of doubt, (i) all Interest Rate Protection Agreements and Other Hedging Agreements provided by the Administrative Agent or any of its Affiliates and (ii) all Interest Rate Protection Agreements and Other Hedging Agreements in existence on the Closing Date between a Borrower or any of its Subsidiaries and any Lender or Affiliates thereof, shall constitute Specified Hedge Agreements.

“Specified Hedge Obligations” shall mean all existing or future payment and other obligations owing by the U.S. Borrower or any of its Subsidiaries under any Specified Hedge Agreement.

“SPV” shall have the meaning provided in the definition of Asset Securitization.

“Standard Securitization Undertakings” shall mean, with respect to an Asset Securitization, representations, warranties, covenants and indemnities entered into by the U.S. Borrower or any Subsidiary thereof in connection with such Asset Securitization, which are reasonably customary in asset securitizations for the types of assets subject to the respective Asset Securitization.

“Subsidiary” shall mean, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.

“Subsidiary Borrower” shall mean, each of, and “Subsidiary Borrowers” shall mean, collectively, the Canadian Borrower and the European Borrower.

“Subsidiary Guarantor” shall mean each Subsidiary of the U.S. Borrower which has executed and delivered the Subsidiary Guaranty Agreement, unless and until such time as the respective Subsidiary is released from all of its obligations under the Subsidiary Guaranty Agreement in accordance with the terms and provisions thereof.

“Subsidiary Guaranty Agreement” shall mean the unconditional guaranty agreement of even date herewith executed by the Subsidiary Guarantors in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, substantially in the form attached as Exhibit H, as amended, restated, supplemented or otherwise modified from time to time.

“Swingline Commitment” shall mean the lesser of (i) $100,000,000 and (ii) the Revolving Credit Commitment.

“Swingline Lenders” shall mean each of Wells Fargo and Bank of America in its capacity as a swingline lender hereunder or any successor thereto.

“Swingline Lender Sublimit” shall mean, with respect to each Swingline Lender, $50,000,000 or such greater amount as determined by such Swingline Lender in its sole discretion.

“Swingline Loan” shall mean any swingline loan made by any Swingline Lender to the U.S. Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.

“Swingline Note” shall mean a promissory note made by the U.S. Borrower in favor of any Swingline Lender evidencing the Swingline Loans made by such Swingline Lender, substantially in the form attached as Exhibit A-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

“Synthetic Lease” shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an “operating lease” by the lessee and for financial reporting purposes but (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” shall mean a term loan made, or to be made, to the U.S. Borrower pursuant to Section 3.1-A or all such term loans collectively, as the context requires.

“Term Loan Amount” shall mean the aggregate principal amount of the Term Loan made by the Term Loan Lenders on the Term Loan Funding Date.

“Term Loan Commitment” shall mean (i) as to any Term Loan Lender, the obligation of such Lender to make a portion of the Term Loan to the account of the U.S. Borrower hereunder pursuant to Section 3.1-A on the Term Loan Funding Date in the principal amount set forth opposite such Lender’s name on Schedule 1.1(b), or (ii) as to all Term Loan Lenders, the aggregate of the commitments of all such Term Loan Lenders to make their respective portion of the Term Loan pursuant to Section 3.1-A. The aggregate Term Loan Commitment of the Term Loan Lenders on the First Amendment Effective Date after giving effect to the First Amendment shall be $300,000,000.

“Term Loan Facility” shall mean the term loan facility established pursuant to Article III-A.

“Term Loan Funding Date” shall mean the date of the funding of the Term Loan, which date shall occur after the First Amendment Effective Date but not later than August 22, 2016.

“Term Loan Lender” shall mean a Lender which has a Term Loan Commitment or holds a portion of the Term Loan.

“Term Loan Maturity Date” shall mean the earlier of (a) November 13, 2020 or (b) the date of acceleration of the Term Loan pursuant to Section 9.2(a).

“Term Loan Note” shall mean a promissory note made by the U.S. Borrower in favor of a Term Loan Lender evidencing the portion of the Term Loan made by such Term Loan Lender, substantially in the form attached as Exhibit A-3, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

“Term Loan Percentage” means, as to any Term Loan Lender, the ratio of (a) the amount of the undrawn Term Loan Commitment of such Term Loan Lender (or, if the Term Loan Commitment has been terminated, the outstanding principal balance of the Term Loan of such Term Loan Lender) to (b) the amount of the aggregate undrawn Term Loan Commitments of all Term Loan Lenders (or, if the Term Loan Commitment has been terminated, the aggregate outstanding principal balance of the Term Loan of all Term Loan Lenders).

“Test Period” shall mean each period of four consecutive Fiscal Quarters then last ended in each case taken as one accounting period.

“Ticking Fee” has the meaning assigned thereto in Section 4.3(b).

“Transaction” shall mean, collectively, (i) the refinancing of the Indebtedness under the Existing Credit Agreement, (ii) the entering into of the Loan Documents and the incurrence of all Loans and the issuance of all Letters of Credit on the Closing Date or the Term Loan Funding Date and (iii) the payment of fees and expenses in connection with the foregoing.

“Uniform Customs” shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision), effective January, 1994 International Chamber of Commerce Publication No. 600.

“U.S.” or “United States” shall mean the United States of America.

“U.S. Borrower” has the meaning assigned thereto in the introductory paragraph hereto.

“U.S. Borrower Common Stock” shall mean shares of common stock of the U.S. Borrower.

“U.S. Borrower’s Guaranty” shall mean that certain guaranty set forth in Article XII.

“U.S. Borrower Guaranteed Obligations” shall mean (i) the principal and interest on each Loan to the European Borrower or the Canadian Borrower, as the case may be, by each Lender under this Agreement, all Reimbursement Obligations with respect to each Letter of Credit issued for the account of each of the European Borrower or the Canadian Borrower, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each of the European Borrower and the Canadian Borrower to each Lender, the Administrative Agent and each Issuing Lender now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document and the due performance and compliance by each of the European Borrower and the Canadian Borrower with all the terms, conditions and agreements contained in the Loan Documents to which it is a party and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the European Borrower, the Canadian Borrower or any Subsidiary Guarantor owing under any Specified Hedge Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

“U.S. Borrower Guaranteed Party” shall mean the European Borrower, the Canadian Borrower and each other Subsidiary Guarantor party to any Specified Hedge Agreement.

“U.S. GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time; provided that determinations in accordance with U.S. GAAP for purposes of Article VIII, including defined terms as used therein, are subject (to the extent provided therein) to Section 1.3(b).

“Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, and its successors.

“Wholly-Owned Domestic Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary. Notwithstanding the foregoing, no SPV that is a party to an Asset Securitization permitted hereunder shall be deemed to constitute a “Wholly-Owned Domestic Subsidiary” for purposes of (i) the definitions of “Immaterial Subsidiary” and “Material Subsidiary” set forth herein and (ii) Section 7.12 hereof.

“Wholly-Owned Subsidiary” shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director’s qualifying shares and/or other nominal amounts of shares required by applicable law to be held by Persons other than such Person) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% Equity Interest at such time; provided that any Foreign Subsidiary of such Person at least 90% of whose capital stock or other Equity Interests are owned by such Person and/or one or more Wholly-Owned Subsidiaries (determined after giving effect to this proviso) of such Person at such time shall be deemed to be a Wholly-Owned Subsidiary of such Person.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” and (k) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

SECTION 1.3 Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data and financial statements (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with U.S. GAAP, applied on a consistent basis, as in effect from time to time and consistent with those used in preparing the audited financial statements required by Section 7.1(b), provided, that (i) if, at any time any change in U.S. GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the U.S. Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the U.S. Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in U.S. GAAP (subject to the approval of the Required Lenders); provided, that, until so amended (A) such ratio or requirement shall continue to be computed in accordance with U.S. GAAP prior to such change therein and (B) the U.S. Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in U.S. GAAP, (ii) to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis, and (iii) for purposes of determining compliance with any incurrence or expenditure tests set forth in Articles VII and/or VIII (excluding Section 8.7 or 8.8), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Reuters World Currency Page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the

Administrative Agent or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Reuters World Currency Page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, for purposes of calculations made pursuant to the terms of this Agreement or any other Loan Document, GAAP will be deemed to treat leases that would have been classified as operating leases in accordance with generally accepted accounting principles in the United States as in effect on December 31, 2015 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States as in effect on December 31, 2015, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

SECTION 1.4 Rounding. Any financial ratios required to be maintained by the U.S. Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.5 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) references to formation documents, governing documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

SECTION 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.7 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).

SECTION 1.8 References to Alternative Currencies.

(a) For purposes of this Agreement, references to the applicable outstanding amount of Revolving Credit Loans, Revolving Credit Outstandings, Letters of Credit or L/C Obligations (including, without limitation, all Alternative Currency Revolving Credit Loans and Alternative Currency Outstandings) shall be deemed to refer to the Dollar Amount thereof.

(b) For purposes of this Agreement, the Dollar Amount of any Alternative Currency Revolving Credit Loan or Letter of Credit denominated in an Alternative Currency shall be determined in accordance with the terms of this Agreement in respect of the most recent Revaluation Date. Such Dollar Amount shall become effective as of such Revaluation Date for such Alternative Currency Revolving Credit Loan or such Letter of Credit and shall be the Dollar Amount employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur for such Alternative Currency Revolving Credit Loan or Letter of Credit.

(c) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may, in consultation with the U.S. Borrower, from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may, in consultation with the U.S. Borrower, from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

SECTION 1.9 Appointment of U.S. Borrower as Agent. Each Borrower hereby irrevocably appoints and authorizes the U.S. Borrower (a) to provide the Administrative Agent with all notices with respect to Extensions of Credit obtained for the benefit of such Borrower and all other notices and instructions under this Agreement, (b) to take such action on behalf of the Borrowers as the U.S. Borrower deems appropriate on its behalf to obtain Extensions of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and (c) to act as its agent for service of process and notices required to be delivered under this Agreement or the other Loan Documents, it being understood and agreed that receipt by the U.S. Borrower of any summons, notice or other similar item shall be deemed effective receipt by the Borrowers and their Subsidiaries.

SECTION 1.10 European Borrower. In this Agreement, where it relates to the European Borrower, a reference to:

(a) A necessary action to authorise where applicable, includes without limitation:

(i) any action required to comply with the Dutch Works Councils Act (Wet op de ondernemingsraden); and

(ii) obtaining a positive advice (positief advies) from the competent works council(s).

(b) A winding up, administration or dissolution includes a Dutch person being declared bankrupt (failliet verklaard) or dissolved (ontbonden).

(c) A moratorium includes surséance van betaling and granted a moratorium includes surséance verleend.

(d) Any step or procedure taken in connection with insolvency proceedings includes a Dutch person having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990).

(e) A trustee in bankruptcy includes a curator.

(f) An administrator includes a bewindvoerder.

ARTICLE II

REVOLVING CREDIT FACILITY

SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make Revolving Credit Loans to the Applicable Borrower in Permitted Currencies from time to time from the Closing Date through, but not including, the Revolving Maturity Date as requested by the U.S. Borrower, on behalf of the Applicable Borrower, in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment, and (b) the aggregate principal amount of outstanding Revolving Credit Loans from any Lender plus such Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations and outstanding Swingline Loans shall not at any time exceed such Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Maturity Date.

SECTION 2.2 Swingline Loans.

(a) Availability. Subject to the terms and conditions of this Agreement, each Swingline Lender agrees to make Swingline Loans to the U.S. Borrower in Dollars from time to time from the Closing Date through, but not including, the Revolving Maturity Date; provided, that after giving effect to any amount requested, (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment, (b) ~~the aggregate principal amount of all outstanding Swingline Loans shall not exceed the Swingline Commitment and (c)~~ the aggregate principal amount of all outstanding Swingline Loans shall not exceed the Swingline Commitment and (c) the aggregate principal amount of all outstanding Swingline Loans with respect to any Swingline Lender shall not exceed the applicable Swingline Lender’s Swingline Lender Sublimit. Subject

to the terms and conditions hereof, the U.S. Borrower may borrow, repay and reborrow Swingline Loans hereunder until the Revolving Maturity Date.

(b) Refunding.

(i) Swingline Loans shall be refunded in Dollars by the Lenders on demand by the applicable Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders denominated in Dollars on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the applicable Swingline Lender upon demand by such Swingline Lender but in no event later than 3:30 p.m. on the next succeeding Business Day after such demand is made. No Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

(ii) The U.S. Borrower shall pay to the applicable Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the U.S. Borrower hereby authorizes the Administrative Agent to charge any account maintained by the U.S. Borrower with the applicable Swingline Lender (up to the amount available therein) in order to immediately pay such Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to any Swingline Lender shall be recovered by or on behalf of the U.S. Borrower from such Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the U.S. Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 10.3 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).

(iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article V. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 9.1(e) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the applicable Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof such Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after any Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, such Swingline Lender receives any payment on account thereof, such Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded).

(c) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Section 2.2, no Swingline Lender shall be obligated to make any Swingline Loan at a time when any other Lender is a Defaulting Lender, unless such Swingline Lender has entered into arrangements, including the delivery of cash collateral, with the U.S. Borrower or such Defaulting Lender and satisfactory to the Swingline Lender to eliminate such Swingline Lender’s Fronting Exposure (after giving effect to Section 4.15(c) with respect to any such Defaulting Lender.

SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans.

(a) Requests for Borrowing. The U.S. Borrower, on behalf of the Applicable Borrower, shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 1:00 p.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan, (ii) at least three (3) Business Days before each LIBOR Rate Loan denominated in Dollars and (iii) at least four (4) Business Day before each Alternative Currency Revolving Credit Loan, of its intention to borrow, specifying:

(A) the date of such borrowing, which shall be a Business Day;

(B) whether such Loan is to be a Revolving Credit Loan or a Swingline Loan;

(C) if such Loan is an Alternative Currency Revolving Credit Loan, the applicable Alternative Currency in which such Loan is to be funded;

(D) if such Loan is a Revolving Credit Loan denominated in Dollars, whether such Revolving Credit Loan shall be a LIBOR Rate Loan or a Base Rate Loan;

(E) if such Loan is a LIBOR Rate Loan, the duration of the Interest Period applicable thereto; and

(F) the amount of such borrowing, which shall be, (1) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (2) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000, €5,000,000, CHF5,000,000, £5,000,000 or CAD$5,000,000 or a whole multiple of $1,000,000, €1,000,000, CHF1,000,000, £1,000,000 or CAD$1,000,000 in

excess thereof or (3) with respect to Swingline Loans in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.

If the U.S. Borrower fails to specify a currency in the Notice of Borrowing requesting a Loan, then the Loan so requested shall be made in Dollars. A Notice of Borrowing received after 1:00 p.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

(b) Disbursement of Revolving Credit and Swingline Loans. Not later than 3:00 p.m. on the proposed borrowing date, (i) each Lender will make available to the Administrative Agent, for the account of the Applicable Borrower, at the applicable office of the Administrative Agent in the applicable Permitted Currency in funds immediately available to the Administrative Agent, such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the applicable Swingline Lender will make available to the Administrative Agent, for the account of the U.S. Borrower, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Administrative Agent will make such Loans available to the relevant Borrower (and the Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section) by promptly crediting the amounts so received, in like funds, to the applicable deposit account of the Applicable Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the U.S. Borrower to the Administrative Agent or as may be otherwise agreed upon by the U.S. Borrower and the Administrative Agent from time to time. The Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.2(b).

(c) Lending Offices. Each Lender may, at its option, make any Loan available to any Subsidiary Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that (i) all terms of this Agreement shall apply to any such branch or Affiliate and (ii) the exercise of such option shall not affect the obligation of such Subsidiary Borrower to repay such Loan in accordance with the terms of this Agreement; provided that no action by a Lender pursuant to this subsection shall result in any of the Borrowers incurring incremental obligations under Section 4.10 or Section 4.12 or result in the application of Section 4.8(b).

SECTION 2.4 Repayment and Prepayment of Revolving Credit Loans and Swingline Loans.

(a) Repayment on Termination Date. Each Applicable Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans to such Borrower in the applicable Permitted Currency in full on the Revolving Maturity Date and (ii) all Swingline Loans in Dollars in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Maturity Date), together, in each case, with all accrued but unpaid interest thereon.

(b) Mandatory Prepayments.

(i) Aggregate Revolving Credit Commitment. If, as of the most recent Revaluation Date or at any time (as determined by the Administrative Agent under Section 2.4(b)(v)), based upon the Dollar Amount of all Revolving Credit Outstandings, (A) solely because of currency fluctuation, the outstanding principal amount of all Revolving Credit Loans plus the sum of all outstanding Swingline Loans and L/C Obligations exceeds one hundred and five percent (105%) of the Revolving Credit Commitment or (B) for any other reason, the outstanding principal amount of all Revolving Credit Loans plus the sum of all outstanding Swingline Loans and L/C Obligations exceeds the Revolving Credit Commitment, then, in each such case, the U.S. Borrower shall, or shall cause a Subsidiary Borrower to, as applicable, (1) first, if (and to the extent) necessary to eliminate such amount in excess of the Revolving Credit Commitment, immediately repay outstanding Swingline Loans (and/or reduce any pending request for a borrowing of such Swingline Loans submitted in respect of such Swingline Loans on such day) in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment, (2) second, if (and to the extent) necessary to eliminate such amount in excess of the Revolving Credit Commitment, immediately repay outstanding Revolving Credit Loans which are Base Rate Loans (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment, (3) third, if (and to the extent) necessary to eliminate such amount in excess of the Revolving Credit Commitment, immediately repay outstanding Revolving Credit Loans which are LIBOR Rate Loans denominated in Dollars (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment, (4) fourth, if (and to the extent) necessary to eliminate such amount in excess of the Revolving Credit Commitment, immediately repay outstanding Alternative Currency Revolving Credit Loans (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment and (5) fifth, with respect to any Letters of Credit then outstanding, if (and to the extent) necessary to collateralize such amount in excess of the Revolving Credit Commitment, immediately make a payment of cash collateral into a cash collateral account opened by the Administrative Agent for the benefit of the Lenders in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment (such cash collateral to be applied in accordance with Section 9.2(b)).

(ii) [Reserved].

(iii) Swingline Commitment. If, at any time (as determined by the Administrative Agent under Section 2.4(b)(v)), the outstanding principal amount of all Swingline Loans exceeds the Swingline Commitment for any reason, then, the U.S. Borrower shall, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Swingline Loans (and/or reduce any pending request for a borrowing of such Loans submitted in respect of such Loans on such day) by the amount of such excess. If, at any time (as determined by the Administrative Agent under Section 2.4(b)(v)), the outstanding principal amount of all Swingline Loans made by any Swingline Lender exceeds the Swingline Lender Sublimit of such Swingline Lender for any reason, then, the U.S. Borrower shall, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding Swingline Loans made by such Swingline Lender (and/or reduce any pending request for a borrowing of such Loans submitted in respect of such Loans on such day) by the amount of such excess.

(iv) Excess L/C Obligations. If, at any time (as determined by the Administrative Agent under Section 2.4(b)(v)), based upon the Dollar Amount of all outstanding L/C Obligations, (i) solely because of currency fluctuation, the outstanding principal amount of all L/C Obligations exceeds one hundred and five percent (105%) of the L/C Commitment or (ii) for any other reason, the outstanding principal amount of all L/C Obligations exceeds the L/C Commitment, then, in each such case, the U.S. Borrower shall, with respect to any Letters of Credit then outstanding, make a payment of cash collateral into a cash collateral account opened by the Administrative Agent for the benefit of the Lenders in an amount equal to the Dollar Amount of such amount in excess of the L/C Commitment (such cash collateral to be applied in accordance with Section 9.2(b)).

(v) Compliance and Payments. The Borrowers’ compliance with this Section 2.4(b) shall be tested from time to time by the Administrative Agent at its sole discretion, but in any event shall be tested on the date on which (A) the U.S. Borrower, on behalf of the applicable Borrower, requests that the applicable Lenders make a Revolving Credit Loan, (B) the U.S. Borrower requests that any Swingline Lender make a Swingline Loan or (C) the U.S. Borrower requests that any Issuing Lender issue a Letter of Credit. Each such repayment pursuant to this Section 2.4(b) shall be accompanied by any amount required to be paid pursuant to Section 4.9.

(c) Optional Prepayments. The Borrowers may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 1:00 p.m. (i) on the same Business Day as prepayment of each Base Rate Loan and each Swingline Loan, (ii) at least three (3) Business Days before prepayment of each LIBOR Rate Loan denominated in Dollars and (iii) at least four (4) Business Days before prepayment of each Alternative Currency Revolving Credit Loan, specifying (A) the date and amount of prepayment, (B) whether the prepayment is of Revolving Credit Loans, Swingline Loans or a combination thereof, and, if a combination thereof, the amount allocable to each, (C) the applicable Alternative Currency in which any Revolving Credit Loan is denominated and (D) with respect to Revolving Credit Loans denominated in Dollars, whether the repayment is of LIBOR Rate Loans, Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of (i) $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans) or any lesser amount outstanding, (ii) $5,000,000, €5,000,000, CHF5,000,000, £5,000,000 or CAD$5,000,000 or a whole multiple of $1,000,000, €1,000,000, CHF1,000,000, £1,000,000 in excess thereof with respect to LIBOR Rate Loans or any lesser amount outstanding and (iii) $100,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans or any lesser amount outstanding. A Notice of Prepayment received after 1:00 p.m. shall be deemed received on the next Business Day. Each such prepayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

(d) Limitation on Prepayment of LIBOR Rate Loans. Any prepayment of any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto shall be subject to the terms of Section 4.9 hereof.

SECTION 2.5 Permanent Reduction of the Revolving Credit Commitment.

(a) Voluntary Reduction. The U.S. Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $10,000,000 or any whole multiple of $5,000,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Lender according to its Revolving Credit Commitment Percentage. All facility fees accrued with respect to any portion of the Revolving Credit Commitment terminated pursuant hereto shall be paid on the effective date of such termination.

(b) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate Revolving Credit Outstandings, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the U.S. Borrower shall be required to deposit cash collateral in a cash collateral account opened by the Administrative Agent in an amount equal to the Dollar Amount of such amount in excess of the Revolving Credit Commitment. Such cash collateral shall be applied in accordance with Section 9.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Maturity Date.

ARTICLE III

LETTER OF CREDIT FACILITY

SECTION 3.1 L/C Commitment.

(a) Availability. Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit (the “Letters of Credit”) for the account of the U.S. Borrower on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Revolving Maturity Date in such form as may be approved from time to time by the applicable Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or the applicable Issuing Lender’s Sublimit (b) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment. Each Letter of Credit shall (i) be denominated in a Permitted Currency in a minimum amount to be agreed to by such Issuing Lender, (ii) be a standby letter of credit issued to support obligations of the U.S. Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) be in a form satisfactory to such Issuing Lender, (iv) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to such Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving Maturity Date and (v) be subject to the Uniform Customs and/or ISP98, as set forth in the Letter of Credit Application or as determined by such Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. Notwithstanding anything herein to the contrary, the Issuing Lenders shall have no obligation hereunder to issue any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions Laws or (ii) in any manner that would result in a violation of any Sanctions Laws by any party to this Agreement.

(b) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Section 2.3, no Issuing Lender shall be obligated to issue any Letter of Credit at a time when any other Lender is a Defaulting Lender, unless such Issuing Lender has entered into arrangements, including the delivery of cash collateral, with the U.S. Borrower or such Defaulting Lender and satisfactory to such Issuing Lender to eliminate such Issuing Lender’s Fronting Exposure (after giving effect to Section 4.15(c)) with respect to any such Defaulting Lender.

SECTION 3.2 Procedure for Issuance of Letters of Credit. The U.S. Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing

Lender, at the office of such Issuing Lender specified in or determined in accordance with Section 11.1, a Letter of Credit Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request (which information shall include the Permitted Currency in which such Letter of Credit shall be denominated). Upon receipt of any Letter of Credit Application, the applicable Issuing Lender shall process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V, promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the U.S. Borrower. The applicable Issuing Lender shall promptly furnish to the U.S. Borrower a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender’s participation therein.

SECTION 3.3 Commissions and Other Charges.

(a) Letter of Credit Commissions. Subject to Section 4.15(f), the U.S. Borrower shall pay to the Administrative Agent, for the account of each Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the face amount of such Letter of Credit multiplied by the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Revolving Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to each Issuing Lender and the L/C Participants all commissions received pursuant to this Section in accordance with their respective Revolving Credit Commitment Percentages.

(b) Fronting Fee. In addition to the foregoing commission, the U.S. Borrower shall pay to the Administrative Agent, for the account of each Issuing Lender, a fronting fee with respect to each Letter of Credit issued by it as set forth in the applicable Fee Letter or as separately agreed by such Issuing Lender, as applicable. Such fronting fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Maturity Date and thereafter on demand of the Administrative Agent.

(c) Other Costs. In addition to the foregoing fees and commissions, the U.S. Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

SECTION 3.4 L/C Participations.

(a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with such Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the U.S. Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to the Dollar Amount of such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

(b) Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, such Issuing Lender shall notify the Administrative Agent and each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to such Issuing Lender the amount specified on the applicable due date (which amount shall be payable in Dollars in the applicable amount determined in accordance with Section 3.4(a)). If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of such Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to such Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.

(c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from a Borrower or otherwise), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

(d) All payments made by any L/C Participant under this Section shall be made in Dollars (based upon the Dollar Amount of the applicable payment); provided that the U.S. Borrower shall be liable for any currency exchange loss pursuant to the terms of Section 4.10(d).

SECTION 3.5 Reimbursement Obligations.

(a) Reimbursement Obligation of the U.S. Borrower. In the event of any drawing under any Letter of Credit, the U.S. Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in same day funds, in Dollars, the applicable Issuing Lender on each date on which such Issuing Lender notifies the U.S. Borrower of the date and the Dollar Amount of a draft paid under any Letter of Credit for the Dollar Amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by such Issuing Lender in effecting the payment of any Letter of Credit denominated in an Alternative Currency).

(b) Reimbursement Obligation of the Lenders. Unless the U.S. Borrower shall immediately notify the applicable Issuing Lender that the U.S. Borrower intends to reimburse such Issuing Lender for such drawing from other sources or funds, the U.S. Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Lenders make a Revolving Credit Loan denominated in Dollars bearing interest at the Base Rate on such date in the Dollar Amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by such Issuing Lender in effecting the payment of any Letter of Credit denominated in an Alternative Currency), and the Lenders shall make such requested Revolving Credit Loan, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and costs and expenses. Each Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse each Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article V. If the U.S. Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse any Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

SECTION 3.6 Obligations Absolute. The U.S. Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which the U.S. Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The U.S. Borrower also agrees that the Issuing Lenders and the L/C Participants shall not be responsible for, and the U.S. Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the U.S. Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the U.S. Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. The U.S. Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct shall be binding on the U.S. Borrower and shall not result in any liability of any Issuing Lender or any L/C Participant to the U.S. Borrower. The responsibility of the applicable Issuing Lender to the U.S. Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

ARTICLE III-A

TERM LOAN FACILITY

SECTION 3.1-A The Term Loan. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, each Term Loan Lender severally agrees to make a portion of the Term Loan to the U.S. Borrower in Dollars on the Term Loan Funding Date in a single drawing in an aggregate principal amount not to exceed such Lender’s Term Loan Commitment; provided, however, that the aggregate amount of the Term Loan made on the Term Loan Funding Date shall not exceed $300,000,000. Upon the making of a portion of the Term Loan by a Term Loan Lender, its Term Loan Commitment shall automatically be reduced by the principal amount of such Term Loan. In addition, any then existing Term Loan Commitment shall expire and terminate (i.e., be reduced to zero) upon the close of business on August 22, 2016. Each Term Loan Lender’s portion of the Term Loan shall be in a principal amount equal to its Term Loan Percentage of the aggregate Term Loan made on the Term Loan Funding Date. The U.S. Borrower may not reborrow any portion of the Term Loan which is repaid; it being understood, for the avoidance of doubt, that any Borrower may request one or more additional Incremental Term Loans pursuant to and in accordance with Section 4.14. For the avoidance of doubt, the Term Loan contemplated by this Section 3.1-A shall be deemed to be an Incremental Term Loan.

SECTION 3.2-A Procedure for Advance of the Term Loan. The U.S. Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 1:00 p.m. on the Term Loan Funding Date requesting that the Term Loan Lenders make the Term Loan on such date (provided that the U.S. Borrower may make such request, no later than three (3) Business Days prior to the Term Loan Funding Date if the U.S. Borrower requests that the Term Loan be a LIBOR Rate Loan), specifying (A) the date of such borrowing, which shall be a Business Day,

(B) the amount of such borrowing (which shall not exceed the amount of the Term Loan Commitment, as then in effect), (C) whether the Term Loan is to be a LIBOR Rate Loan or Base Rate Loan, and (D) if it is to be a LIBOR Rate Loan, the duration of the first Interest Period applicable thereto. A Notice of Borrowing received after the time set forth herein shall be deemed received on the next Business Day. Upon receipt of such Notice of Borrowing from the U.S. Borrower, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 3:00 p.m. Eastern time on the Term Loan Funding Date, each Term Loan Lender will make available to the Administrative Agent for the account of the U.S. Borrower, at the Administrative Agent’s Office in immediately available funds, the amount of such Term Loan to be made by such Term Loan Lender on the Term Loan Funding Date. The U.S. Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Term Loan in immediately available funds by wire transfer to the account of the U.S. Borrower designated in the most recent Notice of Account Designation delivered by the U.S. Borrower to the Administrative Agent.

SECTION 3.3-A Repayment of the Term Loan.

The U.S. Borrower shall repay the Term Loan on the dates and in the installments specified in the table below, except as the amounts of individual installments may be adjusted pursuant to Section 3.4-A hereof:

PAYMENT DATE	PRINCIPAL INSTALLMENT ($)
September 30, 2016	An amount equal to 1.25% of the Term Loan Amount
December 31, 2016	An amount equal to 1.25% of the Term Loan Amount
March 31, 2017	An amount equal to 1.25% of the Term Loan Amount
June 30, 2017	An amount equal to 1.25% of the Term Loan Amount
September 30, 2017	An amount equal to 1.25% of the Term Loan Amount
December 31, 2017	An amount equal to 1.25% of the Term Loan Amount
March 31, 2018	An amount equal to 1.25% of the Term Loan Amount
June 30, 2018	An amount equal to 1.25% of the Term Loan Amount
September 30, 2018	An amount equal to 1.875% of the Term Loan Amount
December 31, 2018	An amount equal to 1.875% of the Term Loan Amount
March 31, 2019	An amount equal to 1.875% of the Term Loan Amount

PAYMENT DATE	PRINCIPAL INSTALLMENT ($)
June 30, 2019	An amount equal to 1.875% of the Term Loan Amount
September 30, 2019	An amount equal to 2.50% of the Term Loan Amount
December 31, 2019	An amount equal to 2.50% of the Term Loan Amount
March 31, 2020	An amount equal to 2.50% of the Term Loan Amount
June 30, 2020	An amount equal to 2.50% of the Term Loan Amount
September 30, 2020	An amount equal to 2.50% of the Term Loan Amount

If not sooner paid, the aggregate outstanding principal balance of the Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

SECTION 3.4-A Optional Prepayment of the Term Loan. The U.S. Borrower may at any time and from time to time prepay the Term Loan, in whole or in part, with irrevocable prior written notice to the Administrative Agent in the form of a Notice of Prepayment (modified to reflect the fact that the Term Loan (rather than any other Loan) is being prepaid) given not later than 1:00 p.m. (i) on the same Business Day as prepayment of the portion of the Term Loan which is a Base Rate Loan and (ii) at least three (3) Business Days before prepayment of the portion of Term Loan which is a LIBOR Rate Loan specifying (A) the date and amount of prepayment and (B) whether the repayment is of Term Loans which are LIBOR Rate Loans, Term Loans which are Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Term Loan Lender thereof. If any such Notice of Prepayment is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of (i) $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans or any lesser amount outstanding, (ii) $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans or any lesser amount outstanding. A Notice of Prepayment received after 1:00 p.m. shall be deemed received on the next Business Day. Each such prepayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Optional prepayments of the Term Loan shall be applied to the remaining principal installments (including principal payments to be made on the maturity date thereof) of the Term Loan as the U.S. Borrower may direct the Administrative Agent in writing.

SECTION 3.5-A Permanent Reduction of the Term Loan Commitment. The U.S. Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Term Loan Commitment at any time or (ii) portions of the Term Loan Commitment, from time to time, in an aggregate principal amount not less than $10,000,000 or any whole multiple of $5,000,000 in excess thereof. Any reduction of the Term Loan Commitment shall be applied to the Term Loan Commitment of each Lender according to its Term Loan Commitment Percentage. All Ticking Fees accrued with respect to any portion of the Term Loan Commitment terminated pursuant hereto shall be paid on the effective date of such termination.

ARTICLE IV

GENERAL LOAN PROVISIONS

SECTION 4.1 Interest.

(a) Interest Rate Options. Subject to the provisions of this Section, at the election of the U.S. Borrower:

(i) Revolving Credit Loans (other than Alternative Currency Revolving Credit Loans) and Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin or (B) the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until the second Business Day after the Closing Date unless the U.S. Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 4.9 of this Agreement (any such letter, a “Closing Date Indemnification Letter”));

(ii) the Alternative Currency Revolving Credit Loans shall bear interest at the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until four (4) Business Days after the Closing Date unless the U.S. Borrower has delivered to the Administrative Agent a Closing Date Indemnification Letter); and

(iii) each Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin for Base Rate Loans or as the U.S. Borrower and the applicable Swingline Lender may agree.

The U.S. Borrower, on behalf of the Applicable Borrower, shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Any Revolving Credit Loan or any portion thereof as to which the U.S. Borrower has not duly specified a currency as provided herein shall be deemed a Revolving Credit Loan denominated in Dollars. Any Revolving Credit Loan denominated in Dollars, any Term Loan or any portion ~~thereof~~of either as to which the U.S. Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan and any LIBOR Rate Loan or any portion thereof as to which the U.S. Borrower, on behalf of the Applicable Borrower, has not duly specified an Interest Period as provided herein shall be deemed a LIBOR Rate Loan for a one (1) month Interest Period.

(b) Interest Periods. In connection with each LIBOR Rate Loan, the U.S. Borrower, on behalf of the Applicable Borrower, by giving notice at the times described in Section ~~2.3~~ 2.3,

3.2-A or 4.2, as applicable, shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six (6) months; provided that:

(i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

(ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

(iv) no Interest Period shall extend beyond the Revolving Maturity Date or the Term Loan Maturity Date, as applicable, without payment of any amounts pursuant to Section 4.9; and

(v) there shall be no more than eight (8) Interest Periods in effect at any time.

(c) Default Rate. Subject to Section 9.2, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), or 9.1(e), or (ii) at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default:

(A) the Borrowers shall no longer have the option to request Alternative Currency Revolving Credit Loans, LIBOR Rate Loans, Swingline Loans or Letters of Credit;

(B) all outstanding LIBOR Rate Loans denominated in Dollars shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans denominated in Dollars until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans;

(C) all outstanding LIBOR Rate Loans denominated in an Alternative Currency shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans denominated in such Alternative Currency;

(D) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans; and

(E) all other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) applicable to such other Obligation (provided, that if no rate for such other Obligation is set forth herein or in such other Loan Document, then such Obligation shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans).

Interest shall continue to accrue on the Obligations after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

(d) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing on December 31, 2015; and interest on each LIBOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period; provided, that accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. All computations of interest for Base Rate Loans based on the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year).

(e) Maximum Rate.

(i) In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.

(ii) Notwithstanding the provisions of this Section 4.1 or any other provision of this Agreement or any other Loan Document, in no event shall the aggregate “interest” (as such term is defined in Section 347 of the Criminal Code (Canada)) exceed the effective annual rate of interest on the “credit advanced” (as such term is defined in Section 347 of the Criminal Code (Canada)) lawfully permitted under Section 347 of the Criminal Code (Canada). The effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the applicable Loan, and in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries qualified for a period of ten (10) years and appointed by the Administrative Agent will be conclusive for the purposes of such determination. A certificate of an authorized signing officer of the Administrative Agent as to each amount and/or each rate of interest payable hereunder from time to time shall be conclusive evidence of such amount and of such rate, absent manifest error.

(iii) In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Applicable Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

(f) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which such annual rate is to be ascertained, and (z) divided by 360 or 365, as the case may be; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

SECTION 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to:

(a) convert at any time on or after the second Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $3,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans denominated in Dollars;

(b) upon the expiration of any Interest Period with respect to any LIBOR Rate Loans denominated in Dollars, (i) convert any part of its outstanding LIBOR Rate Loans denominated in Dollars in a principal amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or the entire remaining amount thereof or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans;

(c) upon the expiration of any Interest Period with respect to any LIBOR Rate Loans denominated in an Alternative Currency, continue such LIBOR Rate Loans as LIBOR Rate Loans in such Alternative Currency.

Whenever a Borrower desires to convert or continue Loans as provided above, the U.S. Borrower, on behalf of the Applicable Borrower, shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”)

not later than 1:00 p.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan denominated in Dollars and four (4) Business Days before the day on which a proposed conversion or continuation of such Loan denominated in an Alternative Currency is to be effective specifying:

(A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor (including the applicable Permitted Currency in which such Loan(s) is (are) denominated);

(B) the effective date of such conversion or continuation (which shall be a Business Day);

(C) the principal amount of such Loans to be converted or continued; and

(D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan.

The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation.

SECTION 4.3 Fees.

(a) Facility Fee. Subject to Section 4.15(f), the U.S. Borrower shall pay to the Administrative Agent, for the account of each Lender, a facility fee (the “Facility Fee”), which shall accrue at the Applicable Margin on the daily amount of the Revolving Credit Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which the Revolving Credit Commitment terminates; provided that, if any Revolving Credit Loans of a Lender or any L/C Obligations remain outstanding after such Lender’s Revolving Credit Commitment terminates, then such Facility Fee shall continue to accrue on the daily principal amount of such Lender’s Loans and such Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations from and including the date on which its Revolving Credit Commitment terminates to but excluding the date on which such Lender’s Loans have been paid in full and no such L/C Obligations are outstanding. Accrued Facility Fees shall be payable in arrears on the last Business Day of each calendar quarter of each year and on the date on which the Revolving Credit Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any Facility Fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand.

(b) Ticking Fee. The U.S. Borrower shall pay to the Administrative Agent, for the account of the Term Loan Lenders (other than any Defaulting Lender), a non-refundable ticking fee (the “Ticking Fee”) at a rate of 0.20% per annum on the unused portion of the Term Loan Commitments of the Term Loan Lenders (other than any Defaulting Lender) during the period commencing on the First Amendment Effective Date and ending upon the earlier of (i) the Term Loan Funding Date or (ii) the expiry or termination of the Term Loan Commitments. The Ticking Fee shall be payable in arrears on the earlier of the expiration or termination of the Term Loan Commitments. The Ticking Fee shall be distributed by the Administrative Agent to the

Term Loan Lenders (other than any Defaulting Lender) pro rata in accordance with such Term Loan Lenders’ respective Term Loan Percentages.

(c) ~~(b)~~ Other Fees. The U.S. Borrower shall pay to the Joint Lead Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. The U.S. Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.

SECTION 4.4 Manner of Payment.

(a) Loans Denominated in Dollars and Letters of Credit. Each payment by the U.S. Borrower or other Applicable Borrower on account of the principal of or interest on any Loan denominated in Dollars or any Letter of Credit or of any fee, commission or other amounts (including the Reimbursement Obligation with respect to any Letter of Credit) payable to the Lenders under this Agreement (or any of them) shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars (except as set forth below), in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1(a), but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent (i) shall distribute to each such Lender at its address for notices set forth herein its pro rata share of such payment in accordance with the amounts then due and payable to such Lenders (except as specified below) and (ii) shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the applicable Swingline Lender shall be made in like manner, but for the account of such Swingline Lender. Each payment to the Administrative Agent of the Issuing Lenders’ fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lenders or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.9, 4.10, 4.12 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 4.1(b)(ii) and (iii), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest payable along with such payment.

(b) Loans Denominated in an Alternative Currency. Each payment by the Applicable Borrower on account of the principal of or interest on any Loan denominated in any Alternative Currency payable to the Lenders under this Agreement (or any of them) shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in the same Alternative Currency in which the Loan was made (except as set forth below), in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1(a), but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent (i) shall distribute to each such Lender at its address for notices set forth herein its pro rata share of such payment in accordance with the amounts then due and payable to such Lenders, (except as specified below) and (ii) shall wire advice of the amount of such credit to each Lender. Subject to Section 4.1(b)(ii) and (iii), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest payable along with such payment. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Applicable Law from making any required payment hereunder in an Alternative Currency, subject to Section 4.10(d), such Borrower shall make such payment in Dollars in the Dollar Amount of such payment.

SECTION 4.5 Evidence of Indebtedness.

(a) Extensions of Credit. The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Applicable Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the U.S. Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, Term Loan Note and/or Swingline Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans, Alternative Currency Revolving Credit Loans, Term Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

(b) Participations. In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

SECTION 4.6 Adjustments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 4.9, 4.10, 4.12 or 11.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and

(ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).

Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.

SECTION 4.7 Obligations of Lenders.

(a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share in the applicable Permitted Currency available on such date in accordance with Section 2.3(b) and may, in reliance upon such assumption, make available to the Applicable Borrower a corresponding amount in the applicable Permitted Currency. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent in the applicable Permitted Currency, then the applicable Lender and the Applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Applicable Borrower to but excluding the date of payment to the Administrative Agent, at;

(i) in the case of a payment to be made by such Lender, (A) with respect to any Loan denominated in Dollars, the greater of (1) the daily average Federal Funds Rate and (2) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) with respect to any Loan denominated in an Alternative Currency, the greater of (1) a rate equal to the Administrative Agent’s aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount and (2) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation; and

(ii) in the case of a payment to be made by the Applicable Borrower, (A) with respect to any Loan denominated in Dollars, the interest rate applicable to Base Rate Loans and (B) with respect to any Loan denominated in an Alternative Currency, a rate equal to the Administrative Agent’s aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by the Administrative Agent as a result of the failure to deliver funds hereunder) of carrying such amount.

If the Applicable Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Applicable Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrowers shall be without prejudice to any claim any Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(b) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its ~~Revolving Credit~~ Commitment Percentage of any Loan requested by any Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its ~~Revolving Credit~~ Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its ~~Revolving Credit~~ Commitment Percentage of such Loan available on the borrowing date.

SECTION 4.8 Changed Circumstances.

(a) Circumstances Affecting LIBOR Rate Availability and Alternative Currency Availability. In connection with any request for a LIBOR Rate Loan, an Alternative Currency Revolving Credit Loan or a conversion to or continuation thereof, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered to banks in the applicable interbank market (including, without limitation, the London interbank Eurodollar market) for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining the LIBOR Rate for the Interest Period with respect to a proposed LIBOR Rate Loan, (iii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (iv) it has become otherwise materially impractical for the Lenders to make any Alternative Currency Revolving Credit Loans or (v) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give notice thereof to the U.S. Borrower. Thereafter, until the Administrative Agent notifies the U.S. Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Applicable Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan or an Alternative Currency Revolving Credit Loan, as applicable, shall be suspended, and:

(A) in the case of LIBOR Rate Loans denominated in Dollars, the U.S. Borrower shall either (1) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan, together with accrued interest thereon (subject to Section 4.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or (2) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period; and

(B) in the case of LIBOR Rate Loans denominated in an Alternative Currency, the Applicable Borrower shall either (1) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan, together with accrued interest thereon (subject to Section 4.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or (2) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan denominated in Dollars as of the last day of such Interest Period;

provided that if any of the Borrowers elects to make such conversion, the U.S. Borrower shall pay to the Administrative Agent and the Lenders any and all costs, fees and other expenses, if any, incurred by the Administrative Agent and the Lenders in effecting such conversion.

(b) Laws Affecting LIBOR Rate Availability and Alternative Currency Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations whether denominated in Dollars or an Alternative Currency hereunder to make or maintain any LIBOR Rate Loan or any Alternative Currency Revolving Credit Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the U.S. Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the U.S.

Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Alternative Currency Revolving Credit Loans, as applicable, and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan or an Alternative Currency Revolving Credit Loan, as applicable, shall be suspended and thereafter the Borrowers may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan or an Alternative Currency Revolving Credit Loan, as applicable, to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period; provided that if the U.S. Borrower elects to make such conversion, the U.S. Borrower shall pay to the Administrative Agent and the Lenders any and all costs, fees and other expenses incurred by the Administrative Agent and the Lenders in effecting such conversion.

SECTION 4.9 Indemnity. The U.S. Borrower hereby indemnifies each of the Lenders against any loss or expense (including, without limitation, any foreign exchange costs) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by any Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan or an Alternative Currency Revolving Credit Loan, as applicable, (b) due to any failure of any Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan or any Alternative Currency Revolving Credit Loan, as applicable, on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage of the LIBOR Rate Loans or the Alternative Currency Revolving Credit Loans or funded its Term Loan, as applicable, in the applicable interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the U.S. Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

SECTION 4.10 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or any Issuing Lender;

(ii) subject any Lender or any Issuing Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or any Issuing Lender or the London interbank or other applicable market any other condition, cost or expense affecting this Agreement, LIBOR Rate Loans or Alternative Currency Revolving Credit Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting into or maintaining any LIBOR Rate Loan or Alternative Currency Revolving Credit Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or such Issuing Lender, the U.S. Borrower shall promptly pay to any such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any lending office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy or liquidity), then from time to time upon written request of such Lender or such Issuing Lender the U.S. Borrower shall promptly pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section (including, to the extent such information is not deemed by such Lender to be confidential or proprietary to such Lender, reasonable details on the calculations performed by such Lender or its holding company in determining such amount or amounts) and delivered to the U.S. Borrower shall be conclusive absent manifest error. The U.S. Borrower shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Exchange Indemnification and Increased Costs. The U.S. Borrower shall, upon demand from the Administrative Agent or any Issuing Lender or L/C Participant, pay to the Administrative Agent, any Lender, such Issuing Lender or such L/C Participant, the amount of

(i) any loss or cost or increased cost incurred by such Person, (ii) any reduction in any amount payable to or in the effective return on the capital to such Person, (iii) any interest or any other return, including principal, foregone by such Person as a result of the introduction of, changeover to or operation of the Euro or (iv) any currency exchange loss that such Person sustains, in each case of clauses (i) through (iv), as a result of (1) any payment being made by any Borrower in a currency other than that originally extended to such Borrower or (2) the failure of any Borrower to repay a Loan or Letter of Credit Obligation denominated in a currency other than Dollars. A certificate of the Administrative Agent setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate the Administrative Agent, Lender, Issuing Lender or L/C Participant shall be conclusively presumed to be correct save for manifest error.

(e) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s right to demand such compensation; provided that the U.S. Borrower shall not be required to compensate a Lender or an Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that such Lender or such Issuing Lender, as the case may be, notifies the U.S. Borrower of the Change in Law or other events or conditions giving rise to such increased costs or reductions and of such Lender’s or such Issuing Lender’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty day period referred to above shall be extended to include the period of retroactive effect thereof).

SECTION 4.11 Regulatory Limitation; Further Assurances. In the event, as a result of increases in the value of Alternative Currencies against the Dollar or for any other reason, the obligation of any of the Lenders to make Revolving Credit Loans ~~(~~or a Term Loan (in each case taking into account the Dollar Amount of the Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. §84, as amended, the regulations promulgated thereunder and any other Applicable Law) is determined by such Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. §84, as amended, and the regulations promulgated thereunder, or any other Applicable Law, the amount of additional Extensions of Credit such Lender shall be obligated to make or issue or participate in hereunder shall immediately be reduced to the maximum amount which such Lender may legally advance (as determined by such Lender), the obligation of each of the remaining Lenders hereunder shall be proportionately reduced, based on their applicable ~~Revolving Credit~~ Commitment Percentages and, to the extent necessary under such laws and regulations (as determined by each of the Lenders, with respect to the applicability of such laws and regulations to itself), and the Borrowers shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Obligations outstanding hereunder by an amount sufficient to comply with such maximum amounts.

SECTION 4.12 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Credit Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes;

provided that if any Credit Party or the Administrative Agent shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable by the applicable Credit Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the applicable Lender or the applicable Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Applicable Borrower shall make such deductions and (iii) the Applicable Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b) Payment of Other Taxes by the U.S. Borrower. Without limiting the provisions of paragraph (a) above, the U.S. Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) that are paid by (or required to be withheld or deducted on payments to) the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender or an Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or such Issuing Lender, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Taxes by the U.S. Borrower to a Governmental Authority pursuant to this Section 4.12, the U.S. Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders. (i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the U.S. Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the U.S. Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the U.S. Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the U.S. Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the U.S. Borrower or the Administrative Agent as will enable the U.S. Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.12(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender:

(i) Without limiting the generality of the foregoing, in the event that the U.S. Borrower is a “United States person” (within the meaning of Section 7701(a)(30) of the Code),

(A) any Lender that is a U.S. Person shall deliver to the U.S. Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) duly completed copies of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the U.S. Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the U.S. Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the U.S. Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the U.S. Borrower or the Administrative Agent as may be necessary for the U.S. Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the U.S. Borrower and the Administrative Agent in writing of its legal inability to do so.

For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, each Borrower and the

Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) Treatment of Certain Refunds. If the Administrative Agent, a Lender or an Issuing Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the U.S. Borrower or with respect to which the U.S. Borrower has paid additional amounts pursuant to this Section, it shall pay to the U.S. Borrower an amount equal to such refund within thirty (30) days of such determination (but only to the extent of indemnity payments made, or additional amounts paid, by the U.S. Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the U.S. Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Lender, agrees to repay the amount paid over to the U.S. Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Lender in the event the Administrative Agent, such Lender or such Issuing Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or any Issuing Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the U.S. Borrower or any other Person.

(g) Survival. Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section shall survive the payment in full of the Obligations and the termination of the Revolving Credit Commitment.

(h) Each Lender and each Issuing Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (h). The agreements in paragraph (h) shall survive the resignation and/or replacement of the Administrative Agent.

SECTION 4.13 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender delivers notice to the Administrative Agent pursuant to Section 4.8(b), or requests compensation under Section 4.10, or requires the U.S. Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.12, then, upon the request of the U.S. Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would make it lawful or possible, as the case may be, to honor its obligations to make or maintain LIBOR Rate Loans or Alternative Currency Revolving Credit Loans hereunder or would eliminate or reduce amounts payable pursuant to Section 4.10 or Section 4.12, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The U.S. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender becomes unable to make or maintain LIBOR Rate Loans or Alternative Currency Revolving Credit Loans under Section 4.8(b), requests compensation under Section 4.10, or if the U.S. Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.12, or if any Lender is a Defaulting Lender hereunder or becomes a Non-Consenting Lender, or if any Lender is unable, on the date required by Section 11.21(a) or (b) to make any declaration or representation required therein, then the U.S. Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.9), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) the U.S. Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.9;

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the U.S. Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.12, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with Applicable Law; and

(v) in the case of any such assignment with respect to a Non-Consenting Lender pursuant to Section 4.13(b), (A) such assignment shall be permitted hereunder only if no Event of Default has occurred and is continuing at the time of such proposed assignment and (B) each assignee shall consent, at the time of such assignment, to each matter in respect of which such assignor Lender was a Non-Consenting Lender.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the U.S. Borrower to require such assignment and delegation cease to apply.

SECTION 4.14 Incremental Loan Facilities.

(a) At any time prior to the Revolving Maturity Date, any Borrower may by written notice to the Administrative Agent elect to (i) request one or more term loans (each an “Incremental Term Loan” and, collectively, the “Incremental Term Loans”) and/or (ii) increase the incremental revolving credit commitments (each such increase, an “Incremental Revolving Commitment” and, together with the Incremental Term Loans, each an “Incremental Loan Facility” and collectively, the “Incremental Loan Facilities”) to make incremental revolving credit loans (any such incremental revolving credit loan, an “Incremental Revolving Credit Loan” and, collectively, the “Incremental Revolving Credit Loans”); provided that (1) the total aggregate amount for all such Incremental Loan Facilities shall not (as of the date of incurrence thereof) exceed $600,000,000 and (2) the total aggregate amount for each Incremental Loan Facility shall not be less than $20,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the applicable Borrower proposes that any Incremental Loan Facility shall be effective, which shall be a date not less than thirty (30) days after the date on which such notice is delivered to Administrative Agent. The applicable Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, each Issuing Lender (in the case of an Incremental Revolving Commitment) and each Swingline Lender (in the case of an Incremental Revolving Commitment), to provide an Incremental Loan Facility (any such Person, an “Incremental Lender”). Any Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Facility may elect or decline, in its sole discretion, to provide such Incremental Loan Facility. Any Incremental Loan Facility shall become effective as of such Increased Amount Date; provided that:

(A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to any Incremental Loan Facility;

(B) each Incremental Revolving Credit Loan shall be a “Revolving Credit Loan” for all purposes hereof and shall be subject to the same terms and conditions as the Revolving Credit Loans and shall be guaranteed with the other Extensions of Credit on a pari passu basis;

(C) the maturity date of any Incremental Term Loan shall be no earlier than the Revolving Maturity Date;

(D) the Incremental Term Loans shall be subject to the same terms and conditions as the Revolving Credit Loans, as and to the extent applicable; provided that the interest rate margins and other economic terms, amortization schedule, prepayment terms, and currency applicable to any Incremental Term Loan shall be determined by the U.S. Borrower and the Incremental Lenders thereunder;

(E) each Incremental Term Loan shall rank pari passu in right of payment with the Revolving Credit Loans;

(F) each Incremental Term Loan shall be effected pursuant to one or more agreements in form and substance satisfactory to the Administrative Agent and the applicable Borrower executed and delivered by the applicable Borrower, the Administrative Agent and the applicable Incremental Lenders (which agreement or agreements may, without the consent of any other Lenders and as further provided in the final paragraph of Section 11.2, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.14);

(G) such Incremental Revolving Commitments shall be effected pursuant to one or more agreements in form and substance satisfactory to the Administrative Agent and the applicable Borrower executed and delivered by the applicable Borrower, the Administrative Agent and the applicable Incremental Lenders (which agreement or agreements may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.14); and

(H) the applicable Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of the applicable Borrower authorizing such Incremental Loan Facility (for the avoidance of doubt, resolutions duly adopted by the board of directors (or equivalent governing body) of the applicable Borrower delivered pursuant to Section 5.1(b)(ii) which authorize such Incremental Loan Facility shall be sufficient so long as such resolutions are certified as of the applicable Increased Amount Date as remaining in full force and effect) reasonably requested by the Administrative Agent in connection with any such transaction.

(b) The outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Lenders (including the Incremental Lenders providing such Revolving Credit Loans) in accordance with their revised Revolving Credit Commitment Percentages (and the Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Loans) agree to make all payments and adjustments necessary to effect such reallocation and the U.S. Borrower shall pay any and all costs required pursuant to Section 4.9 in connection with such reallocation as if such reallocation were a repayment).

(c) On any Increased Amount Date on which any Incremental Loan Facility becomes effective, each Incremental Lender with an Incremental Loan Facility shall become a Lender hereunder with respect to such Incremental Loan Facility.

(d) This Section 4.14 shall supersede any provisions in Section 11.2 or 11.9 to the contrary.

SECTION 4.15 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(a) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.2.

(b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.4), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Lenders or the Swingline Lenders hereunder; third, if so determined by the Administrative Agent or requested by an Issuing Lender or a Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in any Swingline Loan or Letter of Credit; fourth, as the U.S. Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the U.S. Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders or Swingline Lenders against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or funded participations in Swingline Loans or Letters of Credit in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or funded participations in Swingline Loans or Letters of Credit were made at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Swingline Loans or Letters of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Swingline Loans or Letters of Credit owed to, that Defaulting Lender.

Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 4.15(b) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(c) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Section 2.2(b) and Section 3.4, the “Revolving Credit Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided that (x) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists and (y) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (A) the Revolving Credit Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Revolving Loans of that Lender.

(d) Cash Collateral for Letters of Credit. Promptly on demand by any Issuing Lender or the Administrative Agent from time to time, the U.S. Borrower shall deliver to the Administrative Agent cash collateral in an amount sufficient to cover all Fronting Exposure with respect to such Issuing Lender (after giving effect to Section 4.15(c)) on terms reasonably satisfactory to the Administrative Agent and such Issuing Lender (and such cash collateral shall be in the same Permitted Currency as the Fronting Exposure of such Issuing Lender). Any such cash collateral shall be deposited in a separate account with the Administrative Agent, subject to the exclusive dominion and control of the Administrative Agent, as collateral (solely for the benefit of such Issuing Lender) for the payment and performance of each Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations. Moneys in such account shall be applied by the Administrative Agent to reimburse such Issuing Lender immediately for each Defaulting Lender’s Revolving Credit Commitment Percentage of any drawing under any Letter of Credit which has not otherwise been reimbursed by the U.S. Borrower or such Defaulting Lender pursuant to the terms of Section 2.3.

(e) Prepayment of Swingline Loans. Promptly on demand by any Swingline Lender or the Administrative Agent from time to time, the U.S. Borrower shall prepay Swingline Loans in an amount of all Fronting Exposure with respect to such Swingline Lender (after giving effect to Section 4.15(c)).

(f) Certain Fees. For any period during which that Lender is a Defaulting Lender, that Defaulting Lender (i) shall not be entitled to receive any Facility Fee or Ticking Fee pursuant to Section 4.3 for any period during which that Lender is a Defaulting Lender (and no Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (ii) shall not be entitled to receive any Letter of Credit Fees pursuant to Section 3.3(a) otherwise payable to the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided cash collateral or other credit support arrangements satisfactory to the Issuing Lenders pursuant to Section 4.15(d), but instead, the U.S. Borrower shall pay to the non-Defaulting Lenders the amount of such Letter of Credit Fees in accordance with the upward adjustments in their respective Revolving Credit Commitment Percentages allocable to such Letter of Credit pursuant to Section 4.15(c), with the balance of such fee, if any, payable to each Issuing Lender for its own account.

(g) Defaulting Lender Cure. If the U.S. Borrower, the Administrative Agent, Swingline Lenders and the Issuing Lenders agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Credit Commitment Percentages (without giving effect to Section 4.15(c)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE V

CONDITIONS OF EFFECTIVENESS AND BORROWING

SECTION 5.1 Conditions to Effectiveness and Initial Extensions of Credit. The effectiveness of this Agreement and the obligation of the Lenders to make the initial Loan or issue, participate in or continue the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions:

(a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Lender requesting a Revolving Credit Note, a Swingline Note in favor of each Swingline Lender requesting a Swingline Note, the Intercompany Subordination Agreement and the Guaranty Agreements, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto (or, with respect to the Intercompany Subordination Agreement, the Guarantors) and shall be in full force and effect.

(b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i) Officer’s Certificate. A certificate from a Responsible Officer of the U.S. Borrower to the effect that all representations and warranties of such Person contained in this Agreement and the other Loan Documents are true and correct in all material respects except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; that none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents applicable to it; and that, after giving effect to any Extensions of Credit to be made on the Closing Date, no Default or Event of Default has occurred and is continuing.

(ii) Certificate of Secretary of each Credit Party. A certificate of the secretary, assistant secretary, director, officer or other authorized person (each, an “Authorized Officer”), as the case may be, of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party or other authorized person executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, and (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.

(iii) Certificates of Good Standing. Other than with respect to the European Borrower, certificates as of a recent date of the good standing (or the equivalent thereof, if any) of each Credit Party under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business.

(iv) Opinions of Counsel. Favorable opinions of external and internal United States counsel to the U.S. Borrower addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request and which opinion shall permit reliance by successors and permitted assigns of each of the Administrative Agent and the Lenders.

(v) Tax Forms. Copies of the United States Internal Revenue Service forms required by Section 4.12(e).

(c) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and no action shall have been taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.

(d) Financial Matters.

(i) Financial Statements. The Joint Lead Arrangers shall have received (A) the audited Consolidated balance sheet of the U.S. Borrower and its Subsidiaries for the three fiscal years most recently ended for which financial statements are available and the related audited statements of income and retained earnings and cash flows for such Fiscal Years and (B) unaudited Consolidated balance sheet of the U.S. Borrower and its Subsidiaries for each quarterly period ended after December 31, 2014 for which financial statements are available and related unaudited interim statements of income and retained earnings.

(ii) Financial Projections. The Joint Lead Arrangers shall have received pro forma Consolidated financial statements for the U.S. Borrower and its Subsidiaries, and projections prepared by management of the U.S. Borrower, of balance sheets, income statements and cash flow statements prepared on an annual basis for each year following the Closing Date through the term of the Revolving Credit Facility.

(iii) Solvency Certificate. The U.S. Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the U.S. Borrower, that (A) the representations and warranties set forth in Section 6.5(b) are true and correct, (B) the financial projections previously delivered to the Administrative Agent (the “Projections”) represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the U.S. Borrower and its Subsidiaries, it being understood that the Projections are not to be viewed as facts and that the actual results during the period or periods covered thereby may differ from the projected results and (C) setting forth the Debt Ratings as in effect on the Closing Date.

(iv) Payment at Closing. The U.S. Borrower shall have paid (A) to the Administrative Agent, the Joint Lead Arrangers and the Lenders the fees set forth or referenced in Section 4.3 and any other accrued and unpaid fees or commissions due hereunder and (B) all fees, charges and disbursements of counsel to the Administrative Agent and the Joint Lead Arrangers (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date and for which a detailed invoice has been delivered to the U.S. Borrower.

(e) Miscellaneous.

(i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the U.S. Borrower in accordance with Section 2.3(a), and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.

(ii) Existing Indebtedness. All existing Indebtedness of the U.S. Borrower and its Subsidiaries under the Existing Credit Agreement (other than contingent reimbursement obligations in respect of the Existing Letters of Credit) shall (effective upon disbursement of the proceeds of the Loans made on the Closing Date to the lenders under the Existing Credit Agreement) be repaid in full and terminated.

(iii) Rating of the U.S. Borrower. The U.S. Borrower shall have received a recent Debt Rating from each of S&P and Moody’s.

(iv) Patriot Act. The U.S. Borrower and each of the Subsidiary Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of the Act.

(v) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

SECTION 5.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make any Loan or participate in any Swingline Loan or Letter of Credit (including the initial Extension of Credit), and of any Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, issuance or extension date:

(a) Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct in all material respects on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; provided, that (x) if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition and (y) this clause (a) shall not apply to the representations and warranties contained in Section 6.5(e) with respect to any Extension of Credit occurring after the Closing Date.

(b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.

(c) Notices. The Administrative Agent shall have received a Notice of Borrowing or Letter of Credit Application from the Applicable Borrower in accordance with Section 2.3(a) ~~or~~ , Section ~~3.2,~~3.2 or 3.2-A, as applicable.

SECTION 5.3 Conditions to Extension of the Term Loan. The obligations of the Term Loan Lenders to make the Term Loan are subject to Section 5.2 and to the satisfaction of the following conditions precedent on or prior to the Term Loan Funding Date:

(a) the First Amendment Effective Date shall have occurred;

(b) the Administrative Agent (or its counsel) shall have received, for the benefit of each Lender requesting the same at least three (3) Business Days prior to the Term Loan Funding Date, a Term Loan Note reflecting the principal amount of its Term Loan;

(c) the Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the U.S. Borrower dated the Term Loan Funding Date, (i) certifying that (A) the representations and warranties contained in Article VI (other than Section 6.5(e)) are true and correct in all material respects on and as of the Term Loan Funding Date (both before and after giving effect to the making of the Term Loan and, if the InterWrap Acquisition is being consummated on the Term Loan Funding Date, the consummation thereof) with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this certification, (B) since December 31, 2015, nothing has occurred (singly or in the aggregate with all other occurrences) that has had, or could reasonably be expected to have, a Material Adverse Effect and (C) no Default or Event of Default has occurred and is continuing on the Term Loan Funding Date (either before or after giving effect to (x) the making of the Term Loan or (y) if the InterWrap Acquisition is being consummated on the Term Loan Funding Date, the consummation thereof);

(d) the Administrative Agent shall have received evidence satisfactory to it that, substantially concurrently with the making of the Term Loan, the U.S. Borrower is paying all accrued Ticking Fees payable pursuant to Section 4.3(b);

(e) the Administrative Agent and the Arrangers shall have received all separately agreed fees and other amounts (including upfront fees) required to be paid on or before the Term Loan Funding Date, including all expenses (including fees and disbursements of legal counsel for the Administrative Agent) for which invoices have been presented on or prior to the Term Loan Funding Date; and

(f) the Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the making of the Term Loan.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES

In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of the Borrowers (to the extent that the representations, warranties and agreements set forth below in this Article VI expressly apply to such Borrower or any of its Subsidiaries) makes the following representations, warranties and agreements, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit.

SECTION 6.1 Company Status. Each of the U.S. Borrower and each of its Subsidiaries (i) is a duly organized and validly existing Company in good standing (or the local equivalent) under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications; except for failures of Subsidiaries of the U.S. Borrower that are not Credit Parties under clauses (i) and (ii) above, and failures of the U.S. Borrower and its Subsidiaries under clause (iii) above, which, either individually or in the aggregate for all such failures under preceding clauses (i), (ii) and (iii), could not reasonably be expected to have a Material Adverse Effect; provided that nothing in this Section 6.1 shall prevent the dissolution, merger, sale, transfer or other disposition of any Subsidiary of the U.S. Borrower that is not a Subsidiary Borrower or other transactions by the U.S. Borrower or any of its Subsidiaries permitted pursuant to Section 8.2.

SECTION 6.2 Power and Authority. Each Credit Party has the Company power and authority to execute, deliver and perform the terms and provisions of each of the Loan Documents to which it is party and has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such Loan Documents. Each Credit Party has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

SECTION 6.3 No Violation. Neither the execution, delivery or performance by any Credit Party of the Loan Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority binding on the U.S. Borrower and its Subsidiaries, (ii) will result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject (including, without limitation, the Existing Indebtedness Agreements) other than any agreement, contract or instrument terminated, discharged or replaced as of the Closing Date, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

SECTION 6.4 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Closing Date), or exemption by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any such Loan Document.

SECTION 6.5 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections.

(a) The audited consolidated balance sheet of the U.S. Borrower and its Subsidiaries at December 31, 2014 and the related consolidated statements of income and cash flows and changes in shareholders’ equity of the U.S. Borrower and its Subsidiaries for the fiscal year of the U.S. Borrower ended on such date and the unaudited consolidated balance sheets of the U.S. Borrower and its Subsidiaries at the end of the Quarter ended September 30, 2015 and the related consolidated statements of income and cash flows and changes in shareholders’ equity of the U.S. Borrower and its Subsidiaries for the Fiscal Quarter then ended, in each case furnished to the Lenders prior to the Closing Date, present fairly in all material respects the consolidated financial position of the U.S. Borrower and its Subsidiaries at the date of said financial statements and the results for the respective periods covered thereby. All such financial statements have been prepared in accordance with U.S. GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the unaudited financial statements, to normal year-end audit adjustments (all of which are of a recurring nature and none of which, individually or in the aggregate, would be material) and the absence of footnotes.

(b) On and as of the Closing Date, and after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed or paid and discharged by the Credit Parties in connection therewith, (i) the sum of the assets, at a fair valuation, of the U.S. Borrower (on a stand-alone basis) and of the U.S. Borrower and its Subsidiaries (taken as a whole) will exceed its or their respective debts, (ii) the U.S. Borrower (on a stand-alone basis) and the U.S. Borrower and its Subsidiaries (taken as a whole) has or have not incurred and does or do not intend to incur, and does or do not believe that it or they will incur, debts beyond its or their respective ability to pay such debts as such debts mature, and (iii) the U.S. Borrower (on a stand-alone basis) and the U.S. Borrower and its Subsidiaries (taken as a whole) will have sufficient capital with which to conduct its or their respective businesses. For purposes of this Section 6.5(b), “debt” means any liability on a claim, and “claim” means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(c) Except as fully disclosed in the financial statements delivered pursuant to Section 6.5(a), and except for the Indebtedness incurred under this Agreement, there were as of the Closing Date no liabilities or obligations with respect to the U.S. Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to the U.S. Borrower and its Subsidiaries. As of the Closing Date, none of the Borrowers know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 6.5(a) or referred to in the immediately preceding sentence which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d) The Projections delivered to the Administrative Agent and the Lenders prior to the Closing Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the U.S. Borrower to be misleading in any material respect or which fail to take into account material information known to the U.S. Borrower regarding the matters reported therein. On the Closing Date, the U.S. Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results.

(e) On and as of the Closing Date, and after giving effect to the Transaction, since December 31, 2014, nothing has occurred (singly or in aggregate with all other occurrences) that has had, or could reasonably be expected to have, a Material Adverse Effect; provided that no Extension of Credit (other than the Extensions of Credit occurring on the Closing Date) shall constitute a representation and warranty that the matters set forth in this Section 6.5(e) are true and correct.

SECTION 6.6 Litigation. There are no actions, suits, proceedings, grievances or investigations pending or, to the knowledge of the U.S. Borrower, threatened (i) with respect to this Agreement or any Loan Document or (ii) that have had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the Transaction.

SECTION 6.7 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the U.S. Borrower and each of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or the other Loan Documents, or any transaction contemplated herein or therein, is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the U.S. Borrower and each of its Subsidiaries in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 6.7, such factual information shall not include the Projections or any pro forma financial information.

SECTION 6.8 Use of Proceeds; Margin Regulations.

(a) All proceeds of the Loans will be used to refinance the existing Indebtedness of the U.S. Borrower and its Subsidiaries under the Existing Credit Agreement and for other working capital and general corporate purposes of the U.S. Borrower and its Subsidiaries.

(b) At the time of each Extension of Credit, the value of the Margin Stock at any time owned by the U.S. Borrower and its Subsidiaries does not exceed 25% of the value of the assets of the U.S. Borrower and its Subsidiaries taken as a whole. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Extension of Credit will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

SECTION 6.9 Tax Returns and Payments. Each of the U.S. Borrower and each of its Subsidiaries has timely filed or caused to be timely filed with the appropriate taxing authority all material returns, statements, forms and reports for Taxes (the “Returns”) required to be filed by, or with respect to the U.S. Borrower and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for Taxes of the U.S. Borrower and its Subsidiaries, as applicable, for the periods covered thereby. Each of the U.S. Borrower and each of its Subsidiaries has paid all federal and state income Taxes and all other material Taxes and assessments payable by it which have become due, other than those that are being contested in good faith and adequately disclosed and fully provided for on the financial statements of the U.S. Borrower and its Subsidiaries in accordance with U.S. GAAP. On the Closing Date, there is no material action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of the U.S. Borrower or any of its Subsidiaries, threatened by any authority regarding any Taxes relating to the U.S. Borrower or any of its Subsidiaries. As of the Closing Date, except as set forth on Schedule 6.9, neither the U.S. Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the U.S. Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the U.S. Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the U.S. Borrower nor any of its Subsidiaries has incurred, nor will any of them incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby (it being understood that the representation contained in this sentence does not cover any future tax liabilities of the U.S. Borrower or any of its Subsidiaries arising as a result of the operation of their businesses in the ordinary course of business).

SECTION 6.10 Compliance with ERISA; Non-U.S. Plans.

(a) The U.S. Borrower and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the U.S. Borrower nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the

U.S. Borrower or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the U.S. Borrower or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 412 of the Code, other than, in any case, such liabilities or Liens as could not reasonably be expected to result, individually or in the aggregate, in the occurrence of a Material Adverse Effect.

(b) Neither the U.S. Borrower nor any ERISA Affiliate has incurred (i) withdrawal liabilities (or are subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that could reasonably be expected to result, either individually or in the aggregate, in the occurrence of a Material Adverse Effect or (ii) any obligation in connection with the termination or withdrawal from any Non-U.S. Plan that could reasonably be expected to result, either individually or in the aggregate, in the occurrence of a Material Adverse Effect.

(c) The expected postretirement benefit obligation (determined as of the last day of the U.S. Borrower’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the U.S. Borrower could not reasonably be expected to result in the occurrence of a Material Adverse Effect.

(d) All Non-U.S. Plans have been registered, established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the U.S. Borrower and each of its Subsidiaries have been paid or accrued as required and all obligations of the U.S. Borrower and each of its Subsidiaries under each applicable Non-U.S. Plan Document have been performed by the U.S. Borrower and each of its Subsidiaries, except where failure so to pay or accrue such amounts or to perform such obligations, as the case may be, could not be reasonably expected to have a Material Adverse Effect.

SECTION 6.11 [Reserved].

SECTION 6.12 Subsidiaries. On and as of the Closing Date, the U.S. Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule 6.12 (with each Subsidiary that is (x) a Guarantor or (y) an Immaterial Subsidiary on the Closing Date identified as such).

SECTION 6.13 Compliance with Statutes, etc. The U.S. Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such non-compliances as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

SECTION 6.14 Investment Company Act. No Borrower is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 6.15 Environmental Matters.

(a) Subject to Section 6.15(c), each of the U.S. Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. The U.S. Borrower and each of its Subsidiaries have obtained all of the permits and approvals required of them under Environmental Laws for the operation of their respective businesses. There are no pending or, to the knowledge of the U.S. Borrower, threatened Environmental Claims against the U.S. Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the U.S. Borrower or any of its Subsidiaries of any Real Property formerly owned, leased or operated by the U.S. Borrower or any of its Subsidiaries but no longer owned, leased or operated by the U.S. Borrower or any of its Subsidiaries). There are no facts, circumstances, conditions or occurrences with respect to the business or operations of the U.S. Borrower or any of its Subsidiaries, or any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries (including any Real Property formerly owned, leased or operated by the U.S. Borrower or any of its Subsidiaries but no longer owned, leased or operated by the U.S. Borrower or any of its Subsidiaries) or, to the knowledge of the U.S. Borrower, any property adjoining or adjacent to any such Real Property that could be reasonably expected (i) to form the basis of an Environmental Claim against the U.S. Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the U.S. Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by the U.S. Borrower or any of its Subsidiaries under any applicable Environmental Law.

(b) Subject to Section 6.15(c), other than in the ordinary course of business and in compliance with all applicable Environmental Laws, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property by the U.S. Borrower or any of its Subsidiaries at any time that such Real Property was or has been owned, leased or operated by the U.S. Borrower or any of its Subsidiaries.

(c) Notwithstanding anything to the contrary in this Section 6.15, the representations and warranties made in this Section 6.15 shall be untrue only if the effect of any or all conditions, violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 6.16 Employment and Labor Relations. On the Closing Date, there are (i) no material strikes, lockouts, stoppages or slowdowns or any other material labor disputes against the U.S. Borrower or any of its Subsidiaries pending or, to the knowledge of the U.S. Borrower or any its Subsidiaries, threatened or planned and (ii) no union representation questions with respect to the U.S. Borrower or any of its Subsidiaries.

SECTION 6.17 Intellectual Property, etc. The U.S. Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary for the present and ongoing conduct of its business, and the use thereof by the U.S. Borrower and each of its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements or the failure to own or have or continue to own or have which, as the case may be, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.18 Indebtedness. Schedule 6.18 sets forth a list of all Indebtedness which would be included in Consolidated Total Indebtedness (including Contingent Obligations that would be included therein) with a principal amount outstanding in excess of $10,000,000 of the U.S. Borrower and its Subsidiaries as of the Closing Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans and the Letters of Credit), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Borrower or any of its Subsidiaries which directly or indirectly guarantees such debt. In addition, the aggregate amount of Indebtedness which would be included in Consolidated Total Indebtedness (including Contingent Obligations that would be included therein) of the U.S. Borrower and its Subsidiaries as of the Closing Date and which is to remain outstanding after giving effect to the Transaction not so listed on Schedule 6.18 does not exceed $50,000,000.

SECTION 6.19 Compliance with Act on the Financial Supervision. The European Borrower is, to the extent applicable, in compliance with the AFS and any regulations issued pursuant thereto.

SECTION 6.20 Sanctions, Anti-Money Laundering and Anti-Corruption Laws. Neither the U.S. Borrower nor any of its Subsidiaries nor, to the knowledge of the U.S. Borrower, any of the officers, directors, employees or agents of itself or its Subsidiaries: (i) is, or is owned or controlled by, a Sanctioned Person; or (ii) is located, incorporated, organized, or resident in a Sanctioned Country. No proceeds from any Loan will be used, directly or indirectly, to lend, contribute, provide, or have otherwise been or will be made available to fund, any activity or business with any Sanctioned Person or Sanctioned Country, or in any other manner that will result in any violation or breach by U.S. Borrower, any of its Subsidiaries or any party hereto of Sanctions Laws or Anti-Corruption Laws. U.S. Borrower and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance by U.S. Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions Laws, and U.S. Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the U.S. Borrower, its and its Subsidiaries’ directors, employees and agents, are in compliance with Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions Laws in all material respects.

SECTION 6.21 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

ARTICLE VII

AFFIRMATIVE COVENANTS

Each Borrower (to the extent that the covenants and agreements set forth below in this Article VII expressly apply to such Borrower or any of its Subsidiaries) hereby covenants and agrees that on and after the Closing Date and until the Revolving Credit Commitment and all Letters of Credit have terminated and all other Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash:

SECTION 7.1 Information Covenants. The U.S. Borrower will furnish to the Administrative Agent (who shall furnish to each Lender):

(a) Quarterly Financial Statements. Within 45 days after the close of each of the first three Fiscal Quarters in each Fiscal Year of the U.S. Borrower commencing with the Fiscal Quarter ended September 30, 2015, (i) the consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and retained earnings and statement of cash flows for such Fiscal Quarter and for the elapsed portion of the Fiscal Year ended with the last day of such Fiscal Quarter, in each case setting forth comparative figures for the corresponding Fiscal Quarter in the prior Fiscal Year, all of which shall be certified by the chief financial officer, the treasurer or any financial officer (including a controller) of the U.S. Borrower that they fairly present in all material respects in accordance with U.S. GAAP the financial condition of the U.S. Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management’s discussion and analysis of the important operational and financial developments during such Fiscal Quarter.

(b) Annual Financial Statements. Within 90 days after the close of each Fiscal Year of the U.S. Borrower, the consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and retained earnings and statement of cash flows for such Fiscal Year setting forth comparative figures for the preceding Fiscal Year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the U.S. Borrower and its Subsidiaries on a consolidated basis in accordance with U.S. GAAP consistently applied.

(c) Management Letters. Promptly after receipt by the U.S. Borrower, a copy of any “management letter” received from the certified public accountants auditing the consolidated financial statements of the U.S. Borrower and its Subsidiaries, on a group basis, and management’s response thereto.

(d) Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 7.1(a) and (b), an Officer’s Compliance Certificate from the chief financial officer, treasurer or other financial officer (including a controller) of the U.S. Borrower substantially in the form of Exhibit F certifying on behalf of the U.S. Borrower that, to the best of such officer’s knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish whether the U.S. Borrower and its Subsidiaries were in compliance with the provisions of Sections 8.7 and 8.8 at the end of such Fiscal Quarter or Fiscal Year, as the case may be.

(e) Notice of Default, Litigation and Material Adverse Effect. Promptly, and in any event within five Business Days after any executive or senior managing officer of the U.S. Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) any litigation or governmental investigation or proceeding pending against the U.S. Borrower or any of its Subsidiaries with respect to any Loan Document, or (iii) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect.

(f) Other Reports and Filings. Promptly (but in any event within ten days) after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the U.S. Borrower or any of its Subsidiaries shall publicly file with the SEC or deliver to holders (or any trustee, agent or other representative therefor) of any of its material Indebtedness pursuant to the terms of the documentation governing the same, provided that any financial information, proxy statements or other material required to be delivered pursuant to this Section 7.1(f) shall be deemed to have been furnished to each of the Administrative Agent and the Lenders on the date that such report, proxy statement or other material is posted on the Securities and Exchange Commission’s website at www.sec.gov; provided further, that such information (other than any Form 10-K, Form 10-Q or proxy materials) shall be deemed to have been delivered when posted only upon notification by the U.S. Borrower to the Administrative Agent of such posting.

(g) Environmental Matters. Promptly after any officer of the U.S. Borrower or any of its Subsidiaries obtains knowledge thereof, notice of any Environmental Claim that results in, or could reasonably be expected to result in a Material Adverse Effect which notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the U.S. Borrower’s or such Subsidiary’s response thereto.

(h) Rating Information. Promptly after any officer of the U.S. Borrower or any of its Subsidiaries obtains knowledge thereof, notice of any change in the corporate credit ratings of the U.S. Borrower by any Rating Agency (including, without limitation, a change in the outlook with respect to any such ratings), any notice from a Rating Agency indicating its intent to effect such a change in such ratings or its cessation of, or its intent to cease, providing such ratings of the U.S. Borrower, or any notice from a Rating Agency indicating its intent to place the U.S. Borrower on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications.

(i) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the U.S. Borrower or any of its Subsidiaries as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

SECTION 7.2 Books, Records and Inspections; Annual Meetings. The U.S. Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in conformity with U.S. GAAP and all requirements of applicable law or, with respect to the books of record and accounts of a Subsidiary located outside the United States, in accordance with the applicable accounting standards and legal requirements of its local jurisdiction. The U.S. Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, under guidance of officers of the U.S. Borrower or such Subsidiary, any of the properties of the U.S. Borrower or such Subsidiary, and to examine the books of accounts of the U.S. Borrower or such Subsidiary and discuss the affairs, finances and accounts of the U.S. Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals (not to exceed once per calendar year unless a Default or Event of Default shall have occurred and be continuing) and to such reasonable extent as the Administrative Agent or any such Lender may reasonably request.

SECTION 7.3 Maintenance of Property; Insurance. The U.S. Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the U.S. Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted and subject to the occurrence of casualty events, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar businesses as the U.S. Borrower and its Subsidiaries, and (iii) furnish to the Administrative Agent, upon its request therefor, full information as to the insurance carried; provided that the U.S. Borrower and each of its Subsidiaries may self-insure to the extent it reasonably determines that such self-insurance is consistent with prudent business practice.

SECTION 7.4 Existence; Franchises. The U.S. Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses, permits, copyrights, trademarks and patents; provided, however, that nothing in this Section 7.4 shall prevent (i) sales of assets and other transactions by the U.S. Borrower or any of its Subsidiaries in accordance with Section 8.2 or (ii) the withdrawal by the U.S. Borrower or any of its Subsidiaries of its qualification as a foreign Company in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 7.5 Compliance with Statutes, etc. The U.S. Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 7.6 Compliance with Environmental Laws. The U.S. Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws and permits applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by the U.S. Borrower or any of its Subsidiaries, except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance. Neither the U.S. Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the U.S. Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as required in connection with the normal operation, use and maintenance of the business or operations of the U.S. Borrower or any of its Subsidiaries.

SECTION 7.7 ERISA Reporting Covenant; Employee Benefits Matters. The U.S. Borrower will deliver promptly to the Administrative Agent, within ten days of the U.S. Borrower knowing or having reason to know of any of the following, a written notice setting forth the nature thereof and the action, if any, that the U.S. Borrower, its Subsidiaries, or ERISA Affiliates, as applicable, propose to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the U.S. Borrower or any ERISA Affiliate, of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could reasonably be expected to result in the incurrence of any liability by the U.S. Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the U.S. Borrower or any of its Subsidiaries or any ERISA Affiliate, pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

(iv) receipt of notice of the imposition of a material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 7.8 End of Fiscal Years; Fiscal Quarters. The U.S. Borrower will cause (i) its fiscal years to end on December 31 of each calendar year and (ii) its fiscal quarters to end on March 31, June 30, September 30 and December 31 of each calendar year.

SECTION 7.9 Payment of Taxes. The U.S. Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all (other than de minimis) federal and state income Taxes and all other material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all material lawful claims which, if unpaid, might become a Lien or charge upon any properties of the U.S. Borrower or any of its Subsidiaries not otherwise permitted under Section 8.1(i); provided that neither the U.S. Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with U.S. GAAP.

SECTION 7.10 Use of Proceeds. The Borrowers will use the proceeds of the Loans only as provided in Section 6.8. The Borrowers will not permit the proceeds from any Loan to be used, directly or indirectly, to lend, contribute, provide, or have otherwise been or will be made available to fund, any activity or business with any Sanctioned Person or Sanctioned Country, or in any other manner that will result in any violation or breach by U.S. Borrower, any of its Subsidiaries or any party hereto of Sanctions Laws.

SECTION 7.11 Ratings. The U.S. Borrower will use commercially reasonable efforts to cause each of the Rating Agencies to continuously provide (x) corporate credit ratings of the U.S. Borrower and (y) credit ratings of the Credit Facility provided hereunder.

SECTION 7.12 Additional Subsidiary Guarantors.

(a) If at any time any Wholly-Owned Domestic Subsidiary of the U.S. Borrower is created, established or acquired and such Wholly Owned Domestic Subsidiary is (or would have been if at such time it had been a Wholly Owned Domestic Subsidiary of the U.S. Borrower), on the last day of the most recently ended Test Period for which financial statements have been or are required to have been delivered pursuant to Section 7.1(a) or (b), as applicable, a Material Subsidiary (with the “Immaterial Subsidiaries” tests being recalculated on a pro forma basis after giving effect to such creation, establishment or acquisition), the U.S. Borrower will, within 10 Business Days after such Wholly-Owned Domestic Subsidiary is created, established, acquired, notify the Administrative Agent thereof and, will as promptly as practicable, and in any event within sixty days, cause such Wholly-Owned Domestic Subsidiary to take all actions required for such Wholly-Owned Domestic Subsidiary to become a party to the Subsidiary Guaranty Agreement in accordance with the terms of the Subsidiary Guaranty Agreement and take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5.1 if such Wholly-Owned Domestic Subsidiary had been a Subsidiary Guarantor on the Closing Date; provided that if the U.S. Borrower determines in good faith, (before such Wholly-Owned Domestic Subsidiary has complied with the requirements of this Section 7.12(a)), that such Wholly-Owned Domestic Subsidiary will not remain a Material Subsidiary for more than sixty days after the date of the creation, establishment or acquisition thereof, because of contemplated transfers of assets permitted under Section 8.2 by such Wholly-Owned Domestic

Subsidiary (with the “Immaterial Subsidiary” tests being recalculated on a pro forma basis after giving effect to such transfers of assets), then so long as the U.S. Borrower notifies the Administrative Agent thereof within the sixty day period referenced above, such Wholly Owned Domestic Subsidiary shall not be required to become a Subsidiary Guarantor (unless the respective transfer of assets does not occur within such sixty day period or unless and until it is subsequently required to become a Subsidiary Guarantor pursuant to the provisions of Section 7.12(b)); provided, further that if the preceding proviso is applicable, the U.S. Borrower shall determine in good faith whether any of the transfers of assets contemplated by the preceding proviso would result in one or more other Wholly-Owned Domestic Subsidiaries of the U.S. Borrower which are not Subsidiary Guarantors and which previously constituted Immaterial Subsidiaries no longer constituting same (with determinations to be made in good faith on a pro forma basis to give effect to the respective transfers of assets), and if the U.S. Borrower determines in good faith that the result described above in this proviso would occur, then in such case within the sixty-day period described above the U.S. Borrower shall cause such Wholly-Owned Domestic Subsidiaries (which will not continue to constitute Immaterial Subsidiaries) to become Subsidiary Guarantors and to comply with the provisions of this Section 7.12(a) as if the respective transferee were a newly created, established or acquired Wholly-Owned Domestic Subsidiary.

(b) If, on the date of delivery by the U.S. Borrower of each of the financial statements required to be delivered pursuant to Sections 7.1(a) or (b), as applicable, any of the Wholly-Owned Domestic Subsidiaries of the U.S. Borrower that is not a Subsidiary Guarantor at such time would, as of the last day of the fiscal quarter or fiscal year for which such financial statements are required to be delivered, qualify as a Material Subsidiary, then the U.S. Borrower will, within 10 Business Days notify the Administrative Agent thereof and, as promptly as practicable, and in any event within sixty days after the date of delivery (or required date of delivery, if earlier) of the respective financial statements, cause each Wholly Owned Domestic Subsidiary of the U.S. Borrower (other than such Wholly-Owned Domestic Subsidiaries as will not constitute Material Subsidiaries after the taking of the actions required by this Section 7.12(b)) to take all actions required for such Wholly-Owned Domestic Subsidiary to become a party to the Subsidiary Guaranty Agreement in accordance with the terms of the Subsidiary Guaranty Agreement and take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5.1 if such Wholly-Owned Domestic Subsidiary had been a Subsidiary Guarantor on the Closing Date; provided that if the U.S. Borrower determines in good faith (before the respective Wholly-Owned Domestic Subsidiary has complied with the requirements of this Section 7.12(b)), that such Wholly-Owned Domestic Subsidiary will not remain a Material Subsidiary for more than sixty days after the date of delivery (or required date of delivery, if earlier) of the respective financial statements, because of contemplated transfers of assets permitted under Section 8.2 by such Wholly-Owned Domestic Subsidiary (with the “Immaterial Subsidiary” tests being recalculated on a pro forma basis after giving effect to such transfers of assets), then so long as the U.S. Borrower notifies the Administrative Agent thereof within the sixty day period referenced above, such Wholly-Owned Domestic Subsidiary shall not be required to become a Subsidiary Guarantor (unless the respective transfer of assets does not occur within such sixty day period or unless and until it is subsequently required to become a Subsidiary Guarantor pursuant to the provisions of this Section 7.12(b)); provided, further that if the preceding proviso is applicable, the U.S. Borrower shall determine in good faith whether any of the transfers of assets contemplated by the preceding proviso would result in one or more other Wholly-Owned Domestic Subsidiaries of the U.S. Borrower which are not Subsidiary Guarantors and which previously constituted Immaterial Subsidiaries no longer constituting same (with determinations to be made in good faith on a pro forma basis to give effect to the respective transfers of assets), and if the U.S. Borrower determines in good faith that the result described above in this proviso would occur, then in such case within the sixty-day period described above the U.S. Borrower shall cause such Wholly-Owned Domestic Subsidiaries (which will not continue to constitute Immaterial Subsidiaries) to become Subsidiary Guarantors and to comply with the provisions of this Section 7.12(b) as if the respective transferee were a Material Subsidiary on the last day of the respective fiscal quarter or fiscal year for which financial statements are acquired to be delivered pursuant to Section 7.1(a) or (b), as applicable.

SECTION 7.13 Maintenance of Company Separateness. Each Borrower will, and the U.S. Borrower will cause each of its Material Subsidiaries and each SPV to, satisfy in all material respects customary Company formalities, including the holding of regular board of directors’ and shareholders’ meetings or action by directors or shareholders without a meeting and the maintenance of Company records. In addition, neither the U.S. Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the Company existence of any Borrower, any other Credit Party or any Non-Guarantor Subsidiaries being ignored, or in the assets and liabilities of the U.S. Borrower or any other Credit Party being substantively consolidated with those of any other such Person or any Non-Guarantor Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

SECTION 7.14 Sanctions and Anti-Money Laundering Laws. The Borrowers will use commercially reasonable efforts to ensure that no Loan or Letter of Credit or other funds used to repay any Obligation (i) constitute the property of, or are beneficially owned, directly or indirectly, by any Sanctioned Person; or (ii) are derived from any transactions or business with any Sanctioned Person or Sanctioned Country. The Borrowers shall take reasonable measures designed to ensure compliance with Sanctions Laws, Anti-Corruption Laws and Anti-Money Laundering Laws. No Credit Party shall become a Sanctioned Person.

ARTICLE VIII

NEGATIVE COVENANTS

Each Borrower (to the extent that the covenants and agreements set forth below in this Article VIII expressly apply to such Borrower or any of its Subsidiaries) hereby covenants and agrees that on and after the Closing Date and until the Revolving Credit Commitment and all Letters of Credit have terminated and all other Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash:

SECTION 8.1 Liens. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the U.S. Borrower or any of its Subsidiaries, whether now owned or hereafter acquired; provided that the provisions of this Section 8.1 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as “Permitted Liens”):

(i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP;

(ii) Liens in respect of property or assets of the U.S. Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the U.S. Borrower’s or such Subsidiary’s property or assets or materially impair the use thereof in the operation of the business of the U.S. Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

(iii) Liens in existence on the Closing Date which are listed in Schedule 8.1, plus renewals, replacements and extensions of such Liens to the extent set forth on such Schedule 8.1, provided that any such renewal, replacement or extension does not encumber any additional assets or properties of the U.S. Borrower or any of its Subsidiaries except to the extent that Liens or such additional assets or properties are permitted under another provision of this Section 8.1;

(iv) Liens created by or pursuant to this Agreement and the other Loan Documents;

(v) (x) licenses, sublicenses, leases or subleases granted by the U.S. Borrower or any of its Subsidiaries to other Persons not materially interfering with the conduct of the business of the U.S. Borrower or any of its Subsidiaries and (y) any interest or title of a lessor, sublessor or licensor under any operating lease or license agreement not prohibited by this Agreement to which the U.S. Borrower or any of its Subsidiaries is a party (including, without limitation, a Lien on the U.S. Borrower’s license of the “Pink Panther” trademark and any proceeds thereof in favor of the licensor thereof);

(vi) Liens upon assets of the U.S. Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 8.4(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the U.S. Borrower or any Subsidiary of the U.S. Borrower;

(vii) Liens placed upon equipment or machinery used in the ordinary course of business of the U.S. Borrower or any of its Subsidiaries and placed at the time of the acquisition thereof by the U.S. Borrower or such Subsidiary or within 180 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the Indebtedness secured by such Liens is permitted by Section 8.4 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the U.S. Borrower or such Subsidiary;

(viii) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the U.S. Borrower or any of its Subsidiaries;

(ix) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business;

(x) Liens arising out of the existence of judgments or decrees (but excluding consensual Liens granted by the U.S. Borrower or any of its Subsidiaries on any of their assets) that do not constitute an Event of Default under Section 9.1(g);

(xi) statutory and common law landlords’ liens under leases to which the U.S. Borrower or any of its Subsidiaries is a party;

(xii) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance, completion and guarantee bonds and other obligations of a like nature incurred in the ordinary course of business and consistent with past practice (exclusive of obligations in respect of the payment for borrowed money);

(xiii) Liens on property or assets acquired by the U.S. Borrower or any of its Subsidiaries in existence at the time such property or asset is acquired by the U.S. Borrower or such Subsidiary (including by the merger or acquisition of any Person), provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 8.4, and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such merger or acquisition and do not attach to any other asset of the U.S. Borrower or any of its Subsidiaries;

(xiv) Liens arising out of any conditional sale, title retention, consignment or other similar arrangements for the sale of goods entered into by the U.S. Borrower or any of its Subsidiaries in the ordinary course of business to the extent such Liens do not attach to any assets other than the goods subject to such arrangements;

(xv) Liens (x) incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, (y) incurred in the ordinary course of business in connection with property owned by third parties installed to provide energy or oxygen at the facilities of the U.S. Borrower and its Subsidiaries pursuant to any supply arrangement or operating lease (but not pursuant to a Capital Lease) and (z) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvi) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the U.S. Borrower or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or banks with respect to cash management and operating account arrangements;

(xvii) Liens created on assets transferred to an SPV pursuant to Asset Securitizations (which assets shall be of the types described in the definition of Asset Securitization contained herein), securing Attributable Securitization Indebtedness permitted to be outstanding pursuant to Section 8.4(v); and

(xviii) additional Liens of the U.S. Borrower or any Subsidiary of the U.S. Borrower not otherwise permitted by this Section 8.1, so long as the aggregate amount (exclusive of regularly accruing interest or similar amounts which are paid on a current basis) of obligations secured by Liens permitted pursuant to this Section 8.1(xviii) does not exceed $300,000,000 at any time.

SECTION 8.2 Consolidation, Merger, Purchase or Sale of Assets, etc. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than sales of inventory, raw materials, supplies and used or surplus equipment, in each case in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) all or substantially all of the Equity Interests in or assets of any Person (each such purchase or acquisition, an “Acquisition”) (or agree to do any of the foregoing at any future time), except that:

(i) each of the U.S. Borrower and any of its Subsidiaries may liquidate or otherwise dispose of obsolete or worn-out property in the ordinary course of business, and may dissolve, liquidate or merge out of existence a Subsidiary that is not a Subsidiary Borrower, the continued existence of which is no longer materially advantageous to the U.S. Borrower or its Subsidiaries;

(ii) each of the U.S. Borrower and any of its Subsidiaries may sell assets including pursuant to a transaction of merger or consolidation, including the Equity Interests of a Subsidiary of the U.S. Borrower that is not a Subsidiary Borrower so long as (x) no Default or Event of Default then exists or would result therefrom, (y) in the case of the sale of the Equity Interests of any Credit Party, all of the Equity Interests of such Credit Party and its other Subsidiaries are sold pursuant to such sale and (z) the Fair Market Value of such assets when added to the Fair Market Value of all assets sold pursuant to this clause (ii) of the U.S. Borrower and its Subsidiaries previously sold pursuant to this Section 8.2(ii), does not exceed $350,000,000 in any Fiscal Year;

(iii) each of the U.S. Borrower and any of its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and, subject to Section 8.2(vii), not as part of any financing transaction;

(iv) each of the U.S. Borrower and any of its Subsidiaries may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of the U.S. Borrower or any of its Subsidiaries;

(v) each of the U.S. Borrower and any of its Subsidiaries may convey, lease, rent, sell or otherwise transfer all or any part of its business, properties and assets to the U.S. Borrower or to any other Subsidiary of the U.S. Borrower;

(vi) each of the U.S. Borrower and any of its Subsidiaries may merge or consolidate with and into, be dissolved or liquidated into, or amalgamate with any other Person, so long as (i) in the case of any such merger, consolidation, dissolution, liquidation or amalgamation involving the U.S. Borrower, the U.S. Borrower is the surviving or continuing entity of any such merger, consolidation, dissolution, liquidation or amalgamation and such entity is a U.S. Person (provided, that no Subsidiary Borrower may merge, consolidate or amalgamate with or into, or be dissolved or liquidated into, the U.S. Borrower), (ii) in the case of any such merger, consolidation, dissolution, liquidation or amalgamation involving a Subsidiary Borrower, such Subsidiary Borrower is the surviving or continuing entity of any such merger, consolidation, dissolution, liquidation or amalgamation or, in the event of an amalgamation involving the Canadian Borrower, the continuing Person resulting therefrom is a Wholly-Owned Subsidiary of the U.S. Borrower organized under the laws of Canada or a province thereof that takes such actions, and deliver all such documents incidental or related thereto, as may be reasonably requested by the Administrative Agent to assume all of the obligations of the Canadian Borrower under this Agreement and the other Loan Documents to which the Canadian Borrower was a party and to become a party to this Agreement and each other Loan Document to which the Canadian Borrower was a party, after which such continuing Person shall be the “Canadian Borrower” hereunder and under each other Loan Document and (iii) in all other cases, the surviving or continuing corporation of any such merger, consolidation, dissolution, liquidation or amalgamation is a Subsidiary of the U.S. Borrower;

(vii) each of the U.S. Borrower and any of its Subsidiaries party to an Asset Securitization may sell accounts and related general intangibles, chattel paper, instruments, security and collections with respect thereto pursuant to such Asset Securitization (after the execution thereof), so long as (x) each such sale is in an arm’s-length transaction and on terms consistent with prevailing market conditions for similar transactions at such time and (y) the aggregate Attributable Securitization Indebtedness shall not exceed $400,000,000 at any time outstanding;

(viii) each of the U.S. Borrower and any of its Subsidiaries may liquidate or otherwise dispose of Cash Equivalents in the ordinary course of business;

(ix) each of the U.S. Borrower and any of its Subsidiaries may consummate an Acquisition, so long as no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Acquisition or immediately after giving effect thereto (each such Acquisition, a “Permitted Acquisition”);

(x) each of the U.S. Borrower and any of its Subsidiaries may transfer and dispose of inventory, raw materials, equipment, Real Property and other tangible assets in exchange for consideration comprised of inventory, raw materials, supplies, used or surplus equipment, Real Property and other tangible assets or some combination thereof, in each case in the ordinary course of business, so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the book value of such assets at the time of the consummation of such sale, when added to the book value of all assets of the U.S. Borrower and its Subsidiaries previously sold pursuant to this Section 8.2(x), does not exceed $250,000,000 at any time; and

(xi) each of the U.S. Borrower and any of its Subsidiaries may sell, transfer or convey raw materials, equipment, Real Property and other tangible assets to the extent that the Net Sale Proceeds therefrom are used to acquire replacement raw materials, equipment, real property and other tangible assets within 270 days after receipt of such Net Sale Proceeds (and in the case of any contractual commitment to so apply such Net Sale Proceeds entered into within such 270 day period, within 360 days after receipt of such Net Sale Proceeds).

SECTION 8.3 Dividends. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the U.S. Borrower or any of its Subsidiaries, except that:

(i) (x) any Subsidiary of the U.S. Borrower may pay Dividends to the U.S. Borrower or to any Wholly-Owned Subsidiary of the U.S. Borrower and (y) any Non-Wholly Owned Subsidiary of the U.S. Borrower may pay cash dividends to its shareholders generally so long as the U.S. Borrower or its respective Subsidiary which owns the Equity Interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary); and

(ii) the U.S. Borrower and its Subsidiaries may authorize, declare and pay any other cash Dividend so long as (x) no Default or Event of Default exists at the time of such authorization, declaration or payment or would exist immediately after giving effect thereto and (y) such authorization, declaration or payment will not violate (I) any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of such Person or (II) any material agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Person.

SECTION 8.4 Indebtedness. The U.S. Borrower will not, and will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except:

(i) unsecured Indebtedness of the Credit Parties so long as, on the date of the respective incurrence thereof, no Default or Event of Default then exists or would result therefrom;

(ii) unsecured Indebtedness of the Non-Guarantor Subsidiaries so long as (x) on the date of the respective incurrence thereof, no Default or Event of Default then exists or would result therefrom and (y) the aggregate principal amount of all such outstanding Indebtedness, (I) does not exceed $400,000,000 at any time and (II) when added to the aggregate principal amount of all outstanding Indebtedness incurred by the U.S. Borrower and its Subsidiaries pursuant to Section 8.4(iii), does not exceed $600,000,000 at any time;

(iii) secured Indebtedness of the U.S. Borrower and its Subsidiaries so long as (x) on the date of the respective incurrence thereof no Default or Event of Default then exists or would result therefrom and (y) the aggregate principal amount of all such outstanding Indebtedness, (I) does not exceed $300,000,000 at any time and (II) when added to the aggregate principal amount of all outstanding Indebtedness incurred by the Non-Guarantor Subsidiaries pursuant to Section 8.4(ii), does not exceed $600,000,000 at any time;

(iv) Indebtedness of the U.S. Borrower and its Subsidiaries incurred to finance fixed or capital assets or evidenced by Capitalized Lease Obligations and purchase money Indebtedness described in Section 8.1(vi) or (vii), provided that in no event shall the sum of the aggregate principal amount of all such Indebtedness permitted by this Section 8.4(iv) (as measured on the date of each incurrence pursuant to this Section 8.4(iv)) exceed 5% of Consolidated Net Tangible Assets of the U.S. Borrower and its Subsidiaries as of the last day of the last Fiscal Year for which financial statements have been delivered pursuant to Section 7.1(b);

(v) Attributable Securitization Indebtedness incurred under or in connection with any Asset Securitization in an aggregate principal amount not to exceed $400,000,000 at any time outstanding;

(vi) Indebtedness constituting Intercompany Loans, to the extent permitted pursuant to Section 8.5 (and subject to the requirements, if applicable, of Section 8.11);

(vii) Indebtedness consisting of guaranties or Contingent Obligations by the U.S. Borrower and its Subsidiaries of each other’s Indebtedness and lease and other obligations permitted under this Agreement; provided that no Non-Guarantor Subsidiaries shall be permitted to furnish a guarantee (except to the extent such guarantee is permitted pursuant to Section 8.4(ii)) or Contingent Obligation in respect, or in support, of any Indebtedness or lease or other obligations of the U.S. Borrower or any other Credit Party;

(viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within four Business Days of its incurrence;

(ix) Indebtedness of the U.S. Borrower and its Subsidiaries with respect to performance bonds, surety bonds, completion bonds, guaranty bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the U.S. Borrower or any of its Subsidiaries or in connection with judgments that do not result in a Default or an Event of Default;

(x) Indebtedness of the U.S. Borrower or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations in connection with the acquisition or disposition of assets in accordance with the requirements of this Agreement, so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person except as permitted by Section 8.4(vii);

(xi) Indebtedness of the U.S. Borrower and its Subsidiaries existing on the Closing Date (but excluding the Obligations) and extensions, renewals, replacements and refinancings of any such Indebtedness that do not (I) increase the outstanding principal amount thereof (except by the amount of any premium or fee paid or payable in connection with such extension, renewal or replacement) unless otherwise permitted pursuant to another provision of this Section 8.4, (II) have any additional obligors or guarantors with respect thereto unless otherwise permitted pursuant to another provision of this Section 8.4 or (III) have any additional Liens to secure such Indebtedness; and

(xii) Indebtedness of the U.S. Borrower and its Subsidiaries in respect of letters of credit obtained or deposits made in order to provide security for workers’ compensation claims or pension plans, payment obligations in connection with self-insurance or pursuant to statutory obligations, in each case in the ordinary course of business.

SECTION 8.5 Advances, Investments and Loans. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other Equity Interest in, or make any capital contribution to, any other Person, or enter into any partnership or joint venture, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (each of the foregoing an “Investment”), except that the following shall be permitted:

(i) the U.S. Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the U.S. Borrower or such Subsidiary;

(ii) the U.S. Borrower and its Subsidiaries may hold the Investments held by them on the Closing Date, provided that (x) any additional Investments made with respect thereto shall be permitted only if permitted under the other provisions of this Section 8.5 and (y) any Investment in an amount greater than $5,000,000 held on the Closing Date shall be permitted by this clause 8.5(ii) only if described on Schedule 8.5;

(iii) the U.S. Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(iv) the U.S. Borrower and its Subsidiaries may make loans and advances to their officers and employees for moving, relocation and travel expenses and other similar expenditures, in each case in the ordinary course of business;

(v) the U.S. Borrower and its Subsidiaries may acquire and hold obligations of their officers and employees in connection with such officers’ and employees’ acquisition of shares of U.S. Borrower Common Stock (so long as no cash is actually advanced by the U.S. Borrower or any of its Subsidiaries in connection with the acquisition of such obligations);

(vi) the U.S. Borrower and its Subsidiaries may enter into (x) Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under Section 8.4 and (y) Other Hedging Agreements entered into in the ordinary course of business and providing protection to the U.S. Borrower and its Subsidiaries against fluctuations in currency values or commodity prices in connection with the U.S. Borrower or any of its Subsidiaries’ operations, in either case so long as the entering into of such Interest Rate Protection Agreements or Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes;

(vii) (I) the U.S. Borrower and the other Credit Parties may make intercompany loans and advances to each other, (II) the U.S. Borrower and its Subsidiaries may make intercompany loans and advances to any Non-Guarantor Subsidiary, and (III) any Non-Guarantor Subsidiary which is at such time a party to the Intercompany Subordination Agreement (unless prohibited by applicable law in the case of a Foreign Subsidiary) may make intercompany loans and advances to any Credit Party which at such time is party to the Intercompany Subordination Agreement (such intercompany loans and advances referred to in preceding clauses (I) through (III), collectively, the “Intercompany Loans”), provided that (x) each Intercompany Loan made to any Credit Party by any Subsidiary of the U.S. Borrower that is not a Credit Party shall, except to the extent prohibited by applicable law in the case of Intercompany Loans made by a Foreign Subsidiary, be subject to subordination as, and to the extent, required by the Intercompany Subordination Agreement and (y) no Intercompany Loan may be made pursuant to subclause (II) above at any time that a Default or an Event of Default has occurred and its continuing;

(viii) (I) the U.S. Borrower and the other Credit Parties may make capital contributions to, or acquire Equity Interests of, any other Credit Party, (II) the U.S. Borrower and the other Credit Parties may make capital contributions to, or acquire Equity Interests of, Non-Guarantor Subsidiaries and Persons that are not Subsidiaries of the U.S. Borrower, and may capitalize or forgive any Indebtedness owed to them by any Non-Guarantor Subsidiary and outstanding under Section 8.5(vii), and (III) any Non-Wholly-Owned Subsidiary may make capital contributions to, or acquire Equity Interests of, any other Non-Guarantor Subsidiary, and may capitalize or forgive any Indebtedness owed to it by a Non-Guarantor Subsidiary; provided that no contribution, capitalization or forgiveness may be made pursuant to preceding subclause (II) at any time that a Default or an Event of Default has occurred and its continuing;

(ix) Contingent Obligations permitted by Section 8.4, to the extent constituting Investments;

(x) Permitted Acquisitions shall be permitted in accordance with the requirements of Section 8.2;

(xi) the U.S. Borrower and its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any asset sale permitted by Section 8.2(ii);

(xii) the U.S. Borrower and its Subsidiaries may make advances in the form of a prepayment of expenses to vendors, suppliers and trade creditors consistent with their past practices, so long as such expenses were incurred in the ordinary course of business of the U.S. Borrower or such Subsidiary;

(xiii) the U.S. Borrower and its Subsidiaries may make and hold Investments in Cash Equivalents; and

(xiv) the U.S. Borrower and its Subsidiaries may make, hold and enter into additional Investments so long as, at the time of making such Investment, no Default or Event of Default then exists or would result therefrom.

SECTION 8.6 Transactions with Affiliates. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of the U.S. Borrower or any of its Subsidiaries (other than the U.S. Borrower and its Subsidiaries and any Person that is an Affiliate solely as a result of the ownership by the U.S. Borrower or any of its Subsidiaries of the Equity Interests of such Person) other than in the ordinary course of business and on terms and conditions substantially as favorable or more favorable to the U.S. Borrower or such Subsidiary as would reasonably be obtained by the U.S. Borrower or such Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

(i) customary fees, indemnities and reimbursements may be paid to non-officer directors of the U.S. Borrower and its Subsidiaries and loans and advances permitted by Section 8.5(iv);

(ii) the U.S. Borrower may issue U.S. Borrower Common Stock and Qualified Preferred Stock; and

(iii) the U.S. Borrower and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of the U.S. Borrower and its Subsidiaries in the ordinary course of business.

SECTION 8.7 Interest Expense Coverage Ratio. The U.S. Borrower will not permit the Interest Expense Coverage Ratio for any Test Period ending on the last day of a Fiscal Quarter to be less than 2.25:1.00; provided that compliance with this Section 8.7 for each Test Period shall be determined on the earlier to occur of (x) the date upon which the U.S. Borrower delivers financial statements for the last Fiscal Quarter of such Test Period pursuant to Section 7.1(a) or (b) (in which case such compliance shall be determined based upon such delivered financial statements) and (y) the 30th day after the last day of the last Fiscal Quarter of such Test Period (in which case such compliance shall be determined based upon internally prepared financial statements of the U.S. Borrower and its Subsidiaries on such date and shall then also be determined on the date described in preceding clause (x) based upon the delivered financial statements described in preceding clause (x)); provided further, that if at any time subsequent to the delivery of any such financial statements described above with respect to any Test Period, there are subsequent adjustments thereto (or to the financial results described therein), such subsequent adjustments shall be given full force and effect.

SECTION 8.8 Leverage Ratio. The U.S. Borrower will not permit the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization at any time to exceed 0.60:1.00; provided that for determining compliance with this Section 8.8 at any time, (x) in calculating Consolidated Total Capitalization, Consolidated Net Worth shall be determined based upon the financial statements most recently delivered to the Administrative Agent pursuant to Section 7.1(a) or (b), unless the U.S. Borrower has not delivered such financial statements within 30 days of the last day of the most recently ended Fiscal Quarter, in which case Consolidated Net Worth shall be determined based upon internally prepared financial statements of the U.S. Borrower and its Subsidiaries until such time as the U.S. Borrower delivers financial statements for such Fiscal Quarter to the Administrative Agent pursuant to Section 7.1(a) or (b) for such Fiscal Quarter (at which time Consolidated Net Worth shall be determined based upon such delivered financial statements), provided that if at any time subsequent to the delivery of any such financial statements described above, there are subsequent adjustments thereto (or to the financial results described therein), such subsequent adjustments shall be given full force and effect and (y) Consolidated Total Indebtedness shall be the actual Consolidated Total Indebtedness at such time. In determining the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization at any time, actual Consolidated Total Indebtedness on the respective date of determination shall be used, with Consolidated Net Worth to be determined based on the last available calculation of Consolidated Net Worth as calculated pursuant to the proviso to the immediately preceding sentence; provided, further, that such Consolidated Net Worth shall be adjusted for any issuance of Equity Interests of the U.S. Borrower and for any Dividends actually paid by the U.S. Borrower and/or its respective Subsidiaries (to Persons other than the U.S. Borrower and Subsidiaries thereof), after the date of the respective calculation of Consolidated Net Worth and on or prior to the date of the next determination of Consolidated Net Worth as described above.

SECTION 8.9 Modifications of Certain Agreements. The U.S. Borrower will not, and will not permit any of its Subsidiaries to amend or modify, or permit the amendment or modification of, any provision of any Senior Notes Document in a manner materially adverse to the interests of the Lenders (in their capacity as Lenders).

SECTION 8.10 Limitation on Certain Restrictions on Subsidiaries. The U.S. Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other Equity Interest or participation in its profits owned by the U.S. Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the U.S. Borrower or any of its Subsidiaries, (b) make loans or advances ~~to the U.S. Borrower or any of its Subsidiaries or (c) transfer any of its properties or assets~~ to the U.S. Borrower or any of its Subsidiaries or (c) transfer any of its properties or assets to the U.S. Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Loan Documents, (iii) the Senior Notes Documents, (iv) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of the U.S. Borrower or any of its Subsidiaries, (v) customary provisions restricting assignment of any licensing agreement (in which the U.S. Borrower or any of its Subsidiaries is the licensee) or other contract entered into by the U.S. Borrower or any of its Subsidiaries in the ordinary course of business, (vi) restrictions on the transfer of any asset pending the close of the sale of such asset, (vii) restrictions on the transfer of any asset subject to a Lien permitted by Section 8.1(iii), (vi), (vii), (xi), (xii), (xiii), (xiv), (xv), (xvi), (xvii) or (xviii); or (viii) with respect to any Non-Wholly Owned Subsidiary, any agreement requiring the consent of each Person holding Equity Interests in such Non-Wholly Owned Subsidiary for such Non-Wholly Owned Subsidiary to pay dividends or make any other distributions on its capital stock or any other Equity Interests.

SECTION 8.11 Intercompany Subordination Agreement. Notwithstanding anything to the contrary contained in this Agreement, at no time shall any Credit Party be an obligor with respect to any Intercompany Loan made to it by any Subsidiary of the U.S. Borrower that is not a Credit Party, unless each obligor (including each Person which is a guarantor thereof) and each obligee with respect thereto are party to the Intercompany Subordination Agreement, except that a Foreign Subsidiary of the U.S. Borrower shall not be required to be a party to the Intercompany Subordination Agreement to the extent prohibited by applicable law.

ARTICLE IX

DEFAULT AND REMEDIES

SECTION 9.1 Events of Default. Each of the following specified events shall constitute an “Event of Default”:

(a) Payments. Any Borrower shall default in the payment when due (whether at maturity, by reason of acceleration or otherwise) of (a) principal of any Loan or any Note or (b) any interest on any Loan or Note, any Reimbursement Obligation, any fees or any other amounts owing hereunder or under any other Loan Documents and such default described in this clause (b) shall continue unremedied for five or more Business Days; or

(b) Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Loan Document or in any certificate delivered to the Administrative Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

(c) Covenants. The U.S. Borrower or any of its Subsidiaries shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.1(e)(i), 7.4 (with respect to the existence of any Borrower), 7.8 or 7.10 or Article VIII or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than those set forth in Sections 9.1(a) and 9.1(b)) or any other Loan Document and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Administrative Agent or any Lender; or

(d) Default Under Other Agreements. (i) The U.S. Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required, but after giving effect to any applicable grace periods), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the U.S. Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 9.1(d) unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $75,000,000; or

(e) Bankruptcy, etc. The U.S. Borrower or any other Credit Party shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the U.S. Borrower or any other Credit Party, and the petition is not dismissed within sixty days after the filing thereof, provided, however, that during the pendency of such period, each Lender shall be relieved of its obligation to extend credit hereunder; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the U.S. Borrower or other Credit Party, to operate all or any substantial portion of the business of the U.S. Borrower or any other Credit Party, or the U.S. Borrower or any other Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the U.S. Borrower or any other Credit Party, or there is commenced against the U.S. Borrower or any other Credit Party any such proceeding which remains undismissed for a period of sixty days after the filing thereof, or the U.S. Borrower or any other Credit Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the U.S. Borrower or any other Credit Party makes a general assignment for the benefit of creditors; or any Company action is taken by the U.S. Borrower or any other Credit Party for the purpose of effecting any of the foregoing; or

(f) ERISA. If (i) any Plan shall fail to satisfy the minimum funding standards of Section 302 of ERISA or Section 412 of the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the U.S. Borrower or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is an “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under any Plan, determined in accordance with Title IV of ERISA, or an amount (if any) by which the present value of accrued benefit liabilities under any Non-U.S. Plan exceeds the aggregate current value of the assets of such Non-U.S. Plan allocable to such liabilities, (iv) the U.S. Borrower or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the U.S. Borrower or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) the U.S. Borrower or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the U.S. Borrower, or (vii) the U.S. Borrower fails to administer or maintain a Plan or Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Plan or Non-U.S. Plan is involuntarily terminated or wound up, or (viii) the U.S. Borrower, any of its Subsidiaries, or any ERISA Affiliate becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty, or other liability, whether by way of indemnity or otherwise) with respect to one or more Plan or Non-U.S. Plan; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in Section 9.1(f), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA, the term “benefit liabilities” has the meaning specified in Section 4001 of ERISA; or

(g) Judgments. One or more judgments or decrees shall be entered against the U.S. Borrower or any Subsidiary of the U.S. Borrower involving in the aggregate for the U.S. Borrower and its Subsidiaries a liability (not paid or to the extent not covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $75,000,000; or

(h) Change of Control. A Change of Control shall occur; or

(i) Guaranties. Any Guaranty shall cease to be in full force or effect (except in accordance with the terms thereof) as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under the relevant Guaranty.

SECTION 9.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the U.S. Borrower:

(a) Acceleration; Termination ~~of Revolving Credit Facility~~.

(i) Terminate the ~~Revolving Credit Commitment~~Commitments and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the ~~Revolving~~ Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(e), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding; and

(ii) exercise on behalf of the Guaranteed Creditors all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Guaranteed Obligations.

(b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the U.S. Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the U.S. Borrower.

(c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers’ Obligations.

SECTION 9.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

SECTION 9.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 9.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied:

First, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest), including reasonable attorney fees, payable to the Administrative Agent in its capacity as such, each Issuing Lender in its capacity as such and each Swingline Lender in its capacity as such (ratably among the Administrative Agent, each Issuing Lender and each Swingline Lender in proportion to the respective amounts described in this clause First payable to them);

Second, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including reasonable attorney fees (ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them);

Third, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations (ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them);

Fourth, to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and Specified Hedge Obligations (including any termination payments and any accrued and unpaid interest thereon) (ratably among the Lenders and the counterparties to the Specified Hedge Obligations in proportion to the respective amounts described in this clause Fourth held by them);

Fifth, to the Administrative Agent for the account of each Issuing Lender, to cash collateralize any L/C Obligations then outstanding; and

Last, the balance, if any, after all of the Guaranteed Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Applicable Law.

Notwithstanding the foregoing, Obligations arising under Specified Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Guaranteed Creditor that is a counterparty to such Specified Hedge Agreements. Each such Guaranteed Creditor that is not a party to the Agreement but that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X hereof for itself and its Affiliates as if a “Lender” party hereto.

SECTION 9.5 Administrative Agent May File Proofs of Claim. During any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 3.3, 4.3 and 11.3) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 4.3 and 11.3.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

ARTICLE X

THE ADMINISTRATIVE AGENT

SECTION 10.1 Appointment and Authority. Each of the Lenders and each Issuing Lender hereby irrevocably designates and appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither the U.S. Borrower nor any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.

SECTION 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the U.S. Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 10.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the U.S. Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers, a Lender or an Issuing Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than (A) to confirm receipt of items expressly required to be delivered to the Administrative Agent and (B) with respect to any condition set forth in Article V, the satisfaction of which requires that an item be satisfactory to the Administrative Agent, to confirm whether such item is satisfactory to it.

SECTION 10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent.

SECTION 10.6 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the U.S. Borrower and, except as may be required by Applicable Law, such resignation shall be effective as of a date no earlier than 30 days following the delivery of such notice. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the U.S. Borrower (which consent shall not be unreasonably withheld or delayed; provided, that the U.S. Borrower’s consent shall not be required if an Event of Default then exists) to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lenders, and with the consent of the U.S. Borrower (which consent shall not be unreasonably withheld or delayed; provided, that the U.S. Borrower’s consent shall not be required if an Event of Default then exists), appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the U.S. Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the U.S. Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the U.S. Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(b) Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Lender and a Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

SECTION 10.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 10.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, book manager, lead manager, arranger, lead arranger or co-arranger listed on the cover page or signature pages hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder.

SECTION 10.9 Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion (without notice to, or vote or consent of, any counterparty to any Specified Hedge Agreement that was a Lender or an Affiliate of any Lender at the time such agreement was executed) to release any Subsidiary Guarantor (whether or not on the date of such release there may be outstanding Specified Hedge Obligations or contingent indemnification obligations not then due) from its obligations under the Subsidiary Guaranty Agreement and any other Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or as otherwise permitted by the Subsidiary Guaranty Agreement. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement pursuant to this Section.

SECTION 10.10 Specified Hedge Agreements. No Lender or Affiliate thereof party to a Specified Hedge Agreement that obtains the benefits of Section 9.4, Article XII or any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1 Notices.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

If to the Borrowers:	Owens Corning One Owens Corning Parkway Toledo, Ohio 43659 Attention: Treasurer Telephone No.: (419) 248-5934 Telecopy No.: (419) 325-0934

with copies to:	Attention: Assistant Treasurer Telephone No.: (419) 248-7380 Telecopy No.: (419) 325-3380

with copies to:	Attention: General Counsel Telephone No.: (419) 248-5934 Telecopy No.: (419) 248-8445

If to Wells Fargo as Administrative Agent:	Wells Fargo Bank, National Association NC0680 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2703 Telecopy No.: (704) 590-3481

With copies to:

Wells Fargo Bank, National Association

10 S. Wacker Drive, 22nd Floor

Chicago, Illinois 60606

Attention of: John Runger

Telephone No.: (312) 845-9631

Telecopy No.: (312) 553-4783

Email: John.Runger@wellsfargo.com

If to Wells Fargo as Issuing Lender:	Wells Fargo Bank, National Association 401 Linden Street, 1st Floor Winston-Salem, North Carolina 27101 Attention: Standby L/C Department Telephone No.: (336) 735-3372

If to any Lender:	To the address set forth on the Register

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Article II if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the U.S. Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the U.S. Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.

(d) Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

SECTION 11.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended, consented to or waived if, but only if, such amendment, consent or waiver is in writing and is signed by the U.S. Borrower and the Required Lenders (or by the U.S. Borrower and the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent; provided, that no amendment, waiver or consent shall:

(a) increase the Revolving Credit Commitment of any Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 9.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender;

(b) (i) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document or (ii) permit the final expiration of any Letter of Credit to be extended beyond five (5) Business Days prior to the Revolving Maturity Date, without, in each case, the written consent of each Lender directly and adversely affected thereby;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the second proviso to this Section) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 4.1(c) during the continuance of an Event of Default;

(d) change Section 4.6 or Section 9.4 in a manner that would alter the pro rata sharing of payments or order of payments required thereby without the written consent of each Lender directly and adversely affected thereby;

(e) except as otherwise permitted by this Section 11.2 change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.2), in each case, without the written consent of each Lender;

(g) amend the definition of “Alternative Currency” without the written consent of each Lender; or

(h) (A) release the U.S. Borrower Guaranty or (B) release all of the Subsidiary Guarantors or Subsidiary Guarantors with assets or operations constituting substantially all of the Consolidated Net Tangible Assets or Consolidated Net Income of the U.S. Borrower and its Subsidiaries, in any case, from the Subsidiary Guaranty Agreement (other than as authorized in Section 10.9), without the written consent of each Lender;

provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each Issuing Lender in addition to the Lenders required above, affect the rights or duties of such Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by such Issuing Lender; (ii) no amendment, waiver or consent shall, unless in writing and signed by each Swingline Lender in addition to the Lenders required above, affect the rights or duties of any Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto . Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender and (B) the maturity date of such Lender’s Loans or other Obligations may not be extended without the consent of such Lender. For the avoidance of doubt, no amendment or amendment and restatement of this Credit Agreement which is in all other respects approved by the Lenders in accordance with this Section 11.2 shall require the consent of any Lender (i) which, immediately after giving effect to such amendment or amendment and restatement, shall have no Commitment and (ii) which, substantially contemporaneously with the effectiveness of such amendment or amendment and restatement, is paid in full all amounts owing to it hereunder.

Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement, or an amendment and restatement hereof (including, without limitation, amendments to this Section 11.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 4.14 (including, without limitation, as applicable, (1) to permit the Incremental Loan Facilities to share ratably in the benefits of this Agreement and the other Loan Documents and (2) to include the Incremental Loan Facilities, or outstanding Incremental Term Loans or Incremental Revolving Credit Loans, in any determination of (A) Required Lenders, as applicable or (B) similar required lender terms applicable thereto, in each case as deemed appropriate by the Administrative Agent); provided that no such amendment or modification shall (x) result in any increase in the amount of any Lender’s ~~Revolving Credit~~ Commitment or any increase in any Lender’s Revolving Credit Commitment Percentage or Term Loan Commitment Percentage, in each case, without the written consent of such affected Lender or (y) include the holders of Incremental Term Loans, in their capacity as such, in the definition of “Required Lenders” for purposes of consenting to any waiver of the conditions precedent to the extension of credit under the Revolving Credit Facility.

SECTION 11.3 Expenses; Indemnity.

(a) Costs and Expenses. The U.S. Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent, the Joint Lead Arrangers and their respective Affiliates (including the reasonable fees, charges and disbursements of one primary counsel to the Administrative Agent and the Joint Lead Arrangers (and of such special and local counsel as the Administrative Agent may reasonably require and, in the case of an actual or perceived conflict of interest, one additional counsel to the affected Person), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the U.S. Borrower. The U.S. Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Joint Lead Arrangers, each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims or civil penalties or fines assessed by OFAC), damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the U.S. Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument executed or delivered pursuant hereto or thereto, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims or civil penalties or fines assessed by OFAC), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Reimbursement by Lenders. To the extent that the U.S. Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Lender, any Swingline Lender or any Related Party of any of the foregoing (and without limiting the U.S. Borrower’s obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, such Swingline Lender or such Related Party, as the case may be, such Lender’s Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), any Issuing Lender or any Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), any Issuing Lender or any Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 4.7.

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each of the Borrowers and each other Credit Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument executed or delivered pursuant hereto or thereto, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) Payments. All amounts due under this Section shall be payable promptly after demand therefor.

SECTION 11.4 Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, each Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, each Issuing Lender, each Swingline Lender or any such Affiliate to or for the credit or the account of the U.S. Borrower or any other Credit Party against any and all of the obligations of the U.S. Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or such Swingline Lender, irrespective of whether or not such Lender, such Issuing Lender or such Swingline Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the U.S. Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender or such Swingline Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, each Issuing Lender, each Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, such

Swingline Lender or their respective Affiliates may have. Each Lender, each Issuing Lender and each Swingline Lender agrees to notify the U.S. Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 11.5 Governing Law; Jurisdiction, Etc.

(a) Governing Law. This Agreement and the other Loan Documents, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

(b) Submission to Jurisdiction. Each Borrower irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or any other Credit Party or its properties in the courts of any jurisdiction.

(c) Waiver of Venue. Each Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Each Subsidiary Borrower hereby appoints the U.S. Borrower as its agent for purposes of service of process hereunder. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

SECTION 11.6 Waiver of Jury Trial.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE

TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the Administrative Agent.

SECTION 11.8 Injunctive Relief; Punitive Damages.

(a) Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(b) The Administrative Agent, the Lenders and each Borrower (on behalf of itself and the other Credit Parties) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

SECTION 11.9 Successors and Assigns; Participations.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the U.S. Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the U.S. Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the U.S. Borrower prior to such fifth (5th) Business Day;

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A) the consent of the U.S. Borrower (such consent not to be unreasonably withheld) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a

Lender or an Approved Fund; provided, that the U.S. Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; further provided that it shall be reasonable for the U.S. Borrower to withhold its consent to a proposed assignment in the event that (1) it has a good faith belief that the proposed assignee is not a Non-Public Lender or (2) it has not been provided with such information as it has reasonably requested to determine whether or not the proposed assignee is a Non-Public Lender it being understood, for the avoidance of doubt, that the U.S. Borrower shall have no obligation to make any such determination; and further provided that notwithstanding the foregoing, the U.S. Borrower shall not be deprived of its right to consent to an assignment pursuant to clause (x) or (y) above if the circumstances in either of the preceding clauses (1) or (2) exists;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loan Facility to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the consents of each Issuing Lender and each Swingline Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding) or for any assignment in respect of the Facility.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (provided, that only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made to the U.S. Borrower or any of the U.S. Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the Closing Date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.8, 4.9, 4.10, 4.12 and 11.3 with respect to facts and circumstances occurring prior to the Closing Date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each agreement executed pursuant to Section 4.14 delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the U.S. Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the U.S. Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, the U.S. Borrower, any of the U.S. Borrower’s Affiliates or Subsidiaries or those certain competitors of the U.S. Borrower set forth in that certain letter agreement delivered to the Administrative Agent by the U.S. Borrower on or prior to the Closing Date (which letter agreement shall be made available to the Lenders upon request therefor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, Issuing Lenders, Swingline Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 11.2 that directly affects such Participant and could not be affected by a vote of the Required Lenders. Subject to paragraph (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 4.8, 4.9, 4.10 and 4.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.3 as though it were a Lender, provided such Participant agrees to be subject to Section 4.6 as though it were a Lender.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 4.10 and 4.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the U.S. Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 4.12 unless the U.S. Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 4.12(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

SECTION 11.10 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by, or required to be disclosed to, any rating agency, or regulatory or similar authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with (but only to the extent determined by the applicable party to be necessary or desirable to permit or facilitate) the exercise of any remedies under this Agreement or under any other Loan Document (or any Specified Hedge Agreement) or any action or proceeding relating to this Agreement or any other Loan Document (or any Hedge Agreement with a Lender or the Administrative Agent) or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, Participant or proposed Participant, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the U.S. Borrower, (h) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information set forth in the Loan Documents and customarily found in such publications, (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers or (j) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 11.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense.

SECTION 11.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the ~~Revolving Credit~~ Commitments remain in effect or the Credit Facility has not been terminated.

SECTION 11.13 Survival.

(a) All representations and warranties set forth in Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

(b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XI and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

SECTION 11.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

SECTION 11.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.16 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterparty hereof. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or limitations on Participations, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

(b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and the Revolving Credit Commitment has been terminated (such date, the “Termination Date”); provided, that Article XII and each of the defined terms set forth therein (collectively, the “Article XII Terms”) shall remain in effect after the Termination Date until all Guaranteed Obligations (as defined in the Subsidiary Guaranty Agreement) shall have been indefeasibly and irrevocably paid and satisfied in full (except that the U.S. Borrower may, by written notice given on the Termination Date to the holder of any Guaranteed Obligations, elect to terminate the Article XII Terms as to such Guaranteed Obligations effective upon having indefeasibly and irrevocably paid and satisfied in full all such Guaranteed Obligations then due and payable together with any such Guaranteed Obligations that become due and payable upon the exercise by such holder of termination or similar rights under the applicable Specified Hedge Agreement in connection with the termination of this Agreement or the Article XII Terms). No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

SECTION 11.18 USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers and Guarantors, which information includes the name and address of each Borrower and Guarantor and other information that will allow such Lender to identify such Borrower or Guarantor in accordance with the Act.

SECTION 11.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

SECTION 11.20 Independent Effect. Each Borrower acknowledges and agrees that each covenant contained in Articles VII, VIII, IX or X hereof shall be given independent effect. Accordingly, the Borrowers shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VII, VIII, IX or X, before or after giving effect to such transaction or act, if the Borrowers shall or would be in breach of any other covenant contained in Articles VII, VIII, IX or X.

SECTION 11.21 Special Provisions Regarding Dutch Act on the Financial Supervision. Each Lender represents that as of the Closing Date it is a Non-Public Lender and each Lender which becomes a Lender after the Closing Date shall be deemed to have represented that as of the date it became a party hereto, it is a Non-Public Lender.

SECTION 11.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the U.S. Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the U.S. Borrower, each other Credit Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) each of the U.S. Borrower and the other Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the U.S. Borrower and each other Credit Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the U.S. Borrower, any other Credit Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the U.S. Borrower, any other Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the U.S. Borrower, the other Credit Parties and their respective Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the U.S. Borrower, any other Credit Party or any of their respective Affiliates.

SECTION 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE XII

U.S. BORROWER’S GUARANTY

SECTION 12.1 The U.S. Borrower’s Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit under this Agreement and to induce the Lenders or any of their respective Affiliates to enter into Interest Rate Protection Agreements or Other Hedging Agreements, and in recognition of the direct benefits to be received by the U.S. Borrower from the proceeds of the Loans and the issuance of the Letters of Credit, the U.S. Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors. If any or all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, the U.S. Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the U.S. Borrower Guaranteed Obligations. This U.S. Borrower’s Guaranty is a guaranty of payment and not of collection. This U.S. Borrower’s Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If any claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the U.S. Borrower Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party), then and in such event the U.S. Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the U.S. Borrower, notwithstanding any revocation of this U.S. Borrower’s Guaranty or any other instrument evidencing any liability of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party, and the U.S. Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee. Each reference to “hereunder” or “hereof” in this Article XII shall refer exclusively to this Article XII.

SECTION 12.2 Bankruptcy. Additionally, the U.S. Borrower unconditionally and irrevocably, guarantees the payment of any and all of the U.S. Borrower Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party upon the occurrence of any of the events specified in Section 9.1(e) with respect to such Person, and unconditionally promises to pay, upon such occurrence, such indebtedness to the Guaranteed Creditors, or order, on demand.

SECTION 12.3 Nature of Liability. The liability of the U.S. Borrower hereunder is exclusive and independent of any security for or other guaranty of the U.S. Borrower Guaranteed Obligations whether executed by the U.S. Borrower, any other guarantor or by any other party, and the liability of the U.S. Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party or any other party (other than any direction from any Guaranteed Creditor pursuant to the terms of this Agreement or any other applicable agreement), or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the U.S. Borrower Guaranteed Obligations, or (c) any payment on or in respect of any such other guaranty or undertaking (except to the extent that the U.S. Borrower Guaranteed Obligations are irrevocably reduced thereby), or (d) any dissolution, termination or increase, decrease or change in personnel by the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party or (e) any payment made to the Guaranteed Creditors on the U.S. Borrower Guaranteed Obligations which any such Guaranteed Creditor repays to the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the U.S. Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 12.5, or (g) the lack of validity or enforceability of any Loan Document or any other instrument relating thereto.

SECTION 12.4 Independent Obligation. No invalidity, irregularity or unenforceability of all or any part of the U.S. Borrower Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this U.S. Borrower’s Guaranty, and this U.S. Borrower’s Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the U.S. Borrower Guaranteed Obligations. The obligations of the U.S. Borrower hereunder are independent of the obligations of the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, and a separate action or actions may be brought and prosecuted against the U.S. Borrower whether or not action is brought against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party and whether or not the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party be joined in any such action or actions. The U.S. Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party or other circumstance that operates to toll any statute of limitations as to the European Borrower, the Canadian Borrower or any other

U.S. Borrower Guaranteed Party shall operate to toll the statute of limitations as to the U.S. Borrower.

SECTION 12.5 Authorization. The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability solely under this U.S. Borrower’s Guaranty, from time to time to:

(a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the U.S. Borrower Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this U.S. Borrower’s Guaranty made shall apply to the U.S. Borrower Guaranteed Obligations as so changed, extended, renewed, increased or altered;

(b) take and hold security for the payment of the U.S. Borrower Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the U.S. Borrower Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c) exercise or refrain from exercising any rights against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, guarantors, the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or other obligors;

(e) settle or compromise any of the U.S. Borrower Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party to their respective creditors other than the Guaranteed Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Loan Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein by any Credit Party or any other U.S. Borrower Guaranteed Party, or otherwise amend, modify or supplement this Agreement, any other Loan Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements with any Credit Party or any other U.S. Borrower Guaranteed Party; and/or

(h) take any other action that would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the U.S. Borrower from its liabilities under this U.S. Borrower’s Guaranty.

SECTION 12.6 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any U.S. Borrower Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

SECTION 12.7 Subordination. Any of the indebtedness of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party now or hereafter owing to the U.S. Borrower is hereby subordinated to the U.S. Borrower Guaranteed Obligations of the European Borrower, the Canadian Borrower or such other U.S. Borrower Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the European Borrower, the Canadian Borrower or such other U.S. Borrower Guaranteed Party to the U.S. Borrower shall be collected, enforced and received by the U.S. Borrower for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the U.S. Borrower Guaranteed Obligations of the European Borrower, the Canadian Borrower or such other U.S. Borrower Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the U.S. Borrower under the other provisions of this U.S. Borrower’s Guaranty. Prior to the transfer by the U.S. Borrower of any note or negotiable instrument evidencing any of the indebtedness of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party to the U.S. Borrower, the U.S. Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the U.S. Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this U.S. Borrower’s Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all U.S. Borrower Guaranteed Obligations have been irrevocably paid in full in cash.

SECTION 12.8 Waiver. ~~(a)~~(a) The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Party’s power whatsoever. The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, waives any defense to the U.S. Borrower Guaranteed Obligations based on or arising out of any defense of the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, other than payment in full in cash of the U.S. Borrower Guaranteed Obligations, based on or arising out of the disability of the

European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party, any other guarantor or any other party, or the unenforceability of the U.S. Borrower Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the European Borrower, the Canadian Borrower or any other U.S. Borrower Guaranteed Party, other than payment in full in cash of the U.S. Borrower Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of the U.S. Borrower hereunder except to the extent the U.S. Borrower Guaranteed Obligations have been paid in full in cash. The U.S. Borrower waives any defense to the U.S. Borrower Guaranteed Obligations arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the U.S. Borrower against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or any other party or any security.

(b) The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this U.S. Borrower’s Guaranty, and notices of the existence, creation or incurring of new or additional U.S. Borrower Guaranteed Obligations. The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, assumes all responsibility for being and keeping itself informed of the European Borrower’s, the Canadian Borrower’s and each other U.S. Borrower Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the U.S. Borrower Guaranteed Obligations and the nature, scope and extent of the risks which the U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, of information known to them regarding such circumstances or risks.

(c) Until such time as the U.S. Borrower Guaranteed Obligations have been paid in full in cash, the U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, hereby waives all rights of subrogation which it may at any time otherwise have as a result of this U.S. Borrower’s Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or any other guarantor of the U.S. Borrower Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the European Borrower, the Canadian Borrower, any other U.S. Borrower Guaranteed Party or any other guarantor which it may at any time otherwise have as a result of this U.S. Borrower’s Guaranty.

(d) The U.S. Borrower, solely in its capacity as guarantor under this U.S. Borrower’s Guaranty, warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

SECTION 12.9 Payments. All payments made by the U.S. Borrower in its capacity as Guarantor pursuant to this Article XII shall be made in the respective Permitted Currency in which the U.S. Borrower Guaranteed Obligations are then due and payable. All payments made by the U.S. Borrower in its capacity as Guarantor pursuant to this Article XII will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.4, 4.12, and 11.19.

SECTION 12.10 Effect of Restatement. This Agreement amends, restates and replaces in its entirety the Existing Credit Agreement. All rights, benefits, indebtedness, interest, liabilities and obligations of the parties to the Existing Credit Agreement are hereby amended, restated, replaced and superseded in their entirety according to the terms and provisions set forth herein; provided that all indemnification obligations of the Borrower pursuant to the Existing Credit Agreement shall survive the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement.

[Signature pages to follow]